PROSPECTUS
DATED MAY 1, 2003
INDIVIDUAL DEFERRED VARIABLE ANNUITIES


FUNDED THROUGH
TIAA SEPARATE ACCOUNT VA-1 OF TEACHERS INSURANCE AND
ANNUITY ASSOCIATION OF AMERICA

[TIAA CREF LOGO]

This prospectus tells you about an individual deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (TIAA). Read it carefully before investing, and keep it for future reference.

TIAA Separate Account VA-1 (the separate account) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest, and then disburse funds for lifetime income or through other payment options.

TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease, depending on how well the underlying investments in the separate account do over time. TIAA doesn't guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated May 1, 2003. You can get it by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention:
Central Services), or by calling 1 800 842-2733, extension 5509. The SAI, as supplemented from time to time, is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The date of this prospectus is May 1, 2003.

TABLE OF CONTENTS

DEFINITIONS.................................................    3

SUMMARY.....................................................    5

CONDENSED FINANCIAL INFORMATION.............................    7

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA.......    9

THE SEPARATE ACCOUNT........................................    9

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS.................   10

INVESTMENT PRACTICES........................................   10

PERFORMANCE INFORMATION.....................................   13

VALUATION OF ASSETS.........................................   13

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS.............   14

THE CONTRACT................................................   14
     Eligible Purchasers of the Contract....................   14
     Remitting Premiums.....................................   14
     Accumulation Units.....................................   16
     The Fixed Account......................................   17
     Transfers Between the Separate Account and the Fixed
      Account...............................................   17
     Cash Withdrawals.......................................   17
     General Considerations for All Transfers and Cash
      Withdrawals...........................................   17
     Tax Issues.............................................   18
     Charges................................................   18
     Other Charges..........................................   19
     Brokerage Fees and Related Transaction Expenses........   19
     The Annuity Period.....................................   19
     Annuity Starting Date..................................   20
     Income Options.........................................   20
     Death Benefits.........................................   21
     Methods of Payment.....................................   22

TIMING OF PAYMENTS..........................................   23

FEDERAL INCOME TAXES........................................   24

VOTING RIGHTS...............................................   27

GENERAL MATTERS.............................................   27

DISTRIBUTION OF THE CONTRACTS...............................   28

LEGAL PROCEEDINGS...........................................   29

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION...   30

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

 2  PROSPECTUS TIAA Separate Account VA-1

DEFINITIONS

DEFINITIONS

Throughout the prospectus, "TIAA," "we," and "our" refer to Teachers Insurance and Annuity Association of America. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

ACCUMULATION

The total value of your accumulation units.

ACCUMULATION PERIOD

The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

ACCUMULATION UNIT

A share of participation in the separate account.

ANNUITANT

The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

ANNUITY PARTNER

The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

BENEFICIARY

Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for each of these two situations.

BUSINESS DAY

Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

CALENDAR DAY

Any day of the year. Calendar days end at the same time as business days.

CONTRACT

The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

                                       TIAA Separate Account VA-1 PROSPECTUS   3

CONTRACTOWNER

The person (or persons) who controls all the rights and benefits under a contract.

CREF

The College Retirement Equities Fund, TIAA's companion organization.

ELIGIBLE INSTITUTION

A nonprofit institution, including any governmental institution, organized in the United States.

FIXED ACCOUNT

The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

GENERAL ACCOUNT

All of TIAA's assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

INCOME OPTION

Any of the ways you can receive annuity income, which must be from the fixed account.

INTERNAL REVENUE CODE (IRC)

The Internal Revenue Code of 1986, as amended.

PREMIUM

Any amount you invest in the contract.

SEPARATE ACCOUNT

TIAA Separate Account VA-1, which was established by TIAA under New York State law to fund your variable annuity. The account holds its assets apart from TIAA's other assets.

SURVIVOR INCOME OPTION

An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA

Teachers Insurance and Annuity Association of America.

VALUATION DAY

Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

 4  PROSPECTUS TIAA Separate Account VA-1

SUMMARY

Read this summary together with the detailed information you'll find in the rest of the prospectus.

This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see "The Fixed Account," page 17). The contract is an individual deferred annuity that is available to any employee, trustee, or retired employee of an eligible institution, or his or her spouse (or surviving spouse) as well as certain other eligible persons (see "Eligible Purchasers of the Contract," page 14).

THE SEPARATE ACCOUNT

TIAA Separate Account VA-1 is an open-end management investment company. Currently the separate account has only one investment portfolio, the Stock Index Account. Like any other portfolio that we might add in the future, the Stock Index Account is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any portfolio can fluctuate, and you bear the entire risk.

EXPENSES

Here's a summary of the direct and indirect expenses under the contract.

CONTRACTOWNER TRANSACTION EXPENSES
Deductions from premiums (as a percentage of premiums)...... None
CHARGES FOR TRANSFERS AND CASH WITHDRAWALS
  (AS A PERCENTAGE OF TRANSACTION AMOUNT)
Transfers to the fixed account.............................. None
Cash withdrawals............................................ None
----------------------------------------------------------------------

Beginning July 1, 2003, we will be increasing the annual mortality and expense risk charge deducted under your Teachers Personal Annuity Individual Deferred Variable Annuity contract from 0.10% to 0.40% of average net assets. Annual expenses will be as follows:

ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     CURRENT   EXPENSES EFFECTIVE
                                                    EXPENSES         JULY 1, 2003
--------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE(1)                  0.10%           0.40%
ADMINISTRATIVE EXPENSE CHARGE                         0.20%           0.20%
INVESTMENT ADVISORY CHARGE (AFTER FEE WAIVER)(2)      0.07%           0.07%
TOTAL ANNUAL EXPENSES(3)                              0.37%           0.67%
--------------------------------------------------------------------------------------

(1)
  TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00 percent per year.

(2)
  Although Teachers Advisors, Inc. (Advisors), the separate account's investment adviser, is entitled to an annual fee of 0.30 percent of the separate account's average daily net assets, it has voluntarily agreed to waive a portion of its fee.

(3)
  If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50 percent. TIAA guarantees that total annual expenses will never exceed this level.

                                       TIAA Separate Account VA-1 PROSPECTUS   5

You will receive at least three months' notice before we raise any of these charges. Premium taxes apply to certain contracts (see "Other Charges," page
19).

The table below gives an example of the expenses you'd incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets. Expense deductions reflect administrative, investment advisory and mortality and expense risk charges as in effect on July 1, 2003, including Advisors' voluntary waiver of a portion of the investment advisory charge.

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

                                            1 YEAR(1)    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------
If you withdraw your entire accumulation at
  the end of the applicable time period:     $     7     $    21    $    37    $    83
If you annuitize at the end of the
  applicable time period:                    $     7     $    21    $    37    $    83
If you do not withdraw your entire
  accumulation:                              $     7     $    21    $    37    $    83
--------------------------------------------------------------------------------------------

(1)
  If your investment is made prior to July 1, 2003, your first year expenses may be slightly lower.

This table is designed to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. REMEMBER THAT THIS TABLE DOESN'T REPRESENT ACTUAL PAST OR FUTURE EXPENSES OR INVESTMENT PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. For more information, see "Charges," page 18.

"FREE LOOK" RIGHT

Until the end of the period of time specified in the contract (the "free look" period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, we'll refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within seven
(7) days after we get written notice of cancellation and the returned contract. We will cancel the contract as of the date of issue.

RESTRICTIONS ON TRANSFERS AND CASH WITHDRAWALS

Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months' notice, we may limit the number of transfers from the separate account to one in any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

- YOU MAY HAVE TO PAY A TAX PENALTY IF YOU WANT TO MAKE A CASH WITHDRAWAL BEFORE AGE 59 1/2. For more, see "Income Options," page 20, and "Federal Income Taxes," page 24.

 6  PROSPECTUS TIAA Separate Account VA-1

CONDENSED FINANCIAL INFORMATION

Presented on the next page is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2002. The table shows per accumulation unit data for each variable investment account of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

                                      TIAA Separate Account VA-1 PROSPECTUS 7

                                                                    YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------------------------
                                          2002       2001           2000            1999           1998            1997
------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
  Investment income                     $0.965         $0.916           $0.966        $0.961         $0.908             $0.847
  Expense charges                        0.218          0.253            0.301         0.270          0.223              0.182
------------------------------------------------------------------------------------------------------------------------------
Investment income--net                   0.747          0.663            0.665         0.691          0.685              0.665
Net realized and unrealized gain
  (loss) on investments                (15.200)       (9.499)          (7.024)        13.051         12.407             12.429
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  Accumulation Unit Value              (14.453)       (8.836)          (6.359)        13.742         13.092             13.094
ACCUMULATION UNIT VALUE:
  Beginning of period                   66.556         75.392           81.751        68.009         54.917             41.823
------------------------------------------------------------------------------------------------------------------------------
  End of period                        $52.103        $66.556          $75.392       $81.751        $68.009            $54.917
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                            0.37%          0.37%            0.37%         0.37%          0.37%              0.37%
  Investment income--net                 1.27%          0.97%            0.82%         0.95%          1.14%              1.36%
Portfolio turnover rate                  5.33%          9.86%           20.68%        37.93%         45.93%              2.39%
Thousands of Accumulation Units
  outstanding at end of period          11,801         12,517           13,147        12,630         11,145              9,901
------------------------------------------------------------------------------------------------------------------------------

                                                                NOVEMBER 1, 1994
                                                                (DATE OF INITIAL
                                     YEAR ENDED DECEMBER 31,    REGISTRATION) TO
                                   ---------------------------    DECEMBER 31,
                                       1996           1995          1994(1)
---------------------------------  ---------------------------------------------
PER ACCUMULATION UNIT DATA:
  Investment income                      $0.807         $0.745            $0.138
  Expense charges                         0.150          0.170             0.023
---------------------------------
Investment income--net                    0.657          0.575             0.115
Net realized and unrealized gain
  (loss) on investments                   6.755          8.565           (0.676)
---------------------------------
Net increase (decrease) in
  Accumulation Unit Value                 7.412          9.140           (0.561)
ACCUMULATION UNIT VALUE:
  Beginning of period                    34.411         25.271            25.832
---------------------------------
  End of period                         $41.823        $34.411           $25.271
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                             0.40%          0.55%             0.09%
  Investment income--net                  1.74%          1.87%             0.45%
Portfolio turnover rate                   4.55%          0.98%             0.04%
Thousands of Accumulation Units
  outstanding at end of period            6,768          2,605             1,171
---------------------------------

(1)
 The percentages shown for this period are not annualized.

(2)
 Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Stock Index Account's expense ratio for the periods listed would have been higher.

   8 PROSPECTUS TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA's stock. TIAA's headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA's general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life and long-term care insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody's Investor's Service and AAA from Standard and Poor's.

TIAA is the companion organization of the College Retirement Equities Fund
(CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.5 million people at over 15,000 institutions. As of December 31, 2002, TIAA's assets were approximately $141.8 billion; the combined assets for TIAA and CREF totaled approximately $255.6 billion (although CREF doesn't stand behind TIAA's guarantees).

THE SEPARATE ACCOUNT

Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA's Board of Trustees. The separate account is governed by a management committee. As an "open-end" diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), though registration doesn't entail SEC supervision of its management and investment practices. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA's other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. In contrast, most of TIAA-CREF's other fixed and variable annuity products are part of employer retirement plans and accept premiums consisting primarily of before-tax dollars. Like earnings from other annuity products, earnings
                                      TIAA Separate Account VA-1 PROSPECTUS 9
on accumulations in the separate account aren't taxed until withdrawn or paid as annuity income (see "Federal Income Taxes," page 24).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, but we can add new investment portfolios in the future. We don't guarantee that the separate account, or any investment portfolio added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another with the same or different fees and charges, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer the contract to another insurance company.

INVESTMENT PRACTICES

The separate account is subject to several types of risks. One is market risk-price volatility due to changing conditions in the financial markets. Another is financial risk. For stocks or other equity securities, financial risk comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the securities' value.

The separate account currently consists solely of the Stock Index Account. Changing the investment objective of the separate account won't require a vote by contractowners. The separate account can also change some of its investment policies (that is, the methods used to pursue the objective) without such approval. Of course, there's no guarantee that the separate account will meet its investment objective.

The separate account's Stock Index Account has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name. The Stock Index Account will provide its shareholders with at least 60 days prior notice before making changes to this policy.

The separate account's general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. Advisors manages the separate account's assets (see "Management and Investment Advisory Arrangements," page
14). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. Ordinarily, investment decisions for the separate account will be made independently, but
 10 PROSPECTUS TIAA Separate Account VA-1 managers for the separate account may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the separate account buys or sells, as well as the price paid or received for it.

INVESTMENT OBJECTIVE

The investment objective of the separate account is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

INVESTMENT MIX

The separate account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index (see "The Russell 3000 Index" below).

Although the separate account invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Russell 3000.

Using the Russell 3000 Index isn't fundamental to the separate account's investment objective and policies. We can change the index used in the separate account at any time and will notify you if we do so.

THE RUSSELL 3000 INDEX

The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $10 million to $280 billion, with an average of $3.4 billion as of December 31, 2002.

The Frank Russell Company includes stocks in the Index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the Index. We'll adjust the separate account's portfolio to reflect the changes as appropriate. We can also adjust the separate account's portfolio because of mergers and similar events.

The separate account isn't promoted, endorsed, sponsored or sold by and isn't affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that the Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about the separate account and makes no representations or warranties about its content. The Russell 3000 is a trademark and service mark of the Frank Russell Company.

                                      TIAA Separate Account VA-1 PROSPECTUS   11

OTHER INVESTMENTS

The separate account can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The separate account can also make swap arrangements where the return is linked to a recognized stock market index. The separate account would make such investments in order to seek to match the total return of the Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks.

For more information, see the SAI. Such investing by the separate account is subject to any necessary regulatory approvals.

The separate account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the separate account can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the separate account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

OTHER INVESTMENT ISSUES AND RISKS

OPTIONS, FUTURES, AND OTHER INVESTMENTS

The separate account can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. For more information, see the SAI.

The separate account can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

ILLIQUID SECURITIES

The separate account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

REPURCHASE AGREEMENTS

The separate account can use repurchase agreements to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

 12  PROSPECTUS TIAA Separate Account VA-1

FIRM COMMITMENT AGREEMENTS

The separate account can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more information, see the SAI.

INVESTMENT COMPANIES

The separate account can invest up to 10 percent of its assets in other investment companies.

SECURITIES LENDING

Subject to certain restrictions, the separate account can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (NASD); any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. For more information, see the SAI.

BORROWING

The separate account can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). For more information, see the SAI.

PERFORMANCE INFORMATION

From time to time, we advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

"Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account (see "Contacting TIAA," page 28).

VALUATION OF ASSETS

We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use "fair value," as determined in good faith under the direction of the management committee. We may also use "fair value" in certain other circumstances. For more information, see the SAI.

                                      TIAA Separate Account VA-1 PROSPECTUS   13
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MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

The principal responsibility for directing the separate account's investments and administration rests with its management committee. Advisors manages the assets in the separate account. A wholly-owned indirect subsidiary of TIAA, Advisors is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also provides for all portfolio accounting, custodial, and related services for the separate account. Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of the separate account.

TIAA restricts the ability of those personnel of Advisors who have direct responsibility and authority for making investment decisions for the separate account to trade in securities for their own accounts. The restrictions also apply to members of their households. Transactions in securities by those individuals must be reported and approved and they must also send duplicate confirmation statements and other account reports to a special compliance unit.

THE CONTRACT

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all of the fifty states, the District of Columbia, and the United States Virgin Islands. We are not currently offering the contracts in states in which the TIAA-CREF Life Insurance Company offers the Personal Annuity Select individual deferred variable annuity contract, however, although we are accepting additional premiums for existing contracts in these states.

ELIGIBLE PURCHASERS OF THE CONTRACT

An employee, trustee or a retiree of an eligible institution can purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a "retiree." A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract or certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person can also purchase a contract.

REMITTING PREMIUMS

INITIAL PREMIUMS: We'll issue you a contract as soon as we receive your completed application and your initial premium of at least $250 at our home office, even if you don't initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

       TIAA-CREF

       P.O. Box 530189

       Atlanta, GA 30353-0189

 14  PROSPECTUS TIAA Separate Account VA-1

(The $250 minimum doesn't apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. We also reserve the right to temporarily waive the $250 minimum initial premium amount.) Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll contact you to explain the delay. We'll return the initial premium at that time unless you consent to our keeping it and crediting it as soon as we receive the missing information from you.

ADDITIONAL PREMIUMS: Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

       TIAA-CREF

       P.O. Box 530195

       Atlanta, GA 30353-0195

If you don't have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months' notice. If TIAA stops accepting premiums under this contract, we will accept premiums under a new contract issued to you with the same annuitant, annuity starting date, beneficiary, and methods of benefit payment as those under this contract at the time of replacement.

ELECTRONIC PAYMENT: You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

(1) If you are sending in an initial premium, send us your application;

(2) Instruct your bank to wire money to:

       Citibank, N.A.
       ABA Number 021000089
       New York, NY
       Account of: TIAA
       Account Number: 4068-4865

(3) Specify on the wire:

- Your name, address and Social Security Number(s) or Taxpayer Identification Number

- Indicate if this is for a new application or existing contract (provide contract number if existing)

                                      TIAA Separate Account VA-1 PROSPECTUS   15

CERTAIN RESTRICTIONS: Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the "free look" period can't exceed $10,000 if you live in a state which requires us to refund all payments upon the cancellation of your contract during the free look period.

Total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000, so you should contact us if you want more than $300,000 to be credited to the fixed account during any such period (see "Contacting TIAA," page 28).

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner's account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

ACCUMULATION UNITS
Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit by dividing the amount allocated to the separate account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see "The Annuity Period," page 19). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see "Death Benefits," page 21).

The value of the accumulation units will depend mainly on investment experience, though the unit value reflects expense deductions from assets (see "Charges," page 18). The unit value is calculated at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as: A equals the value of the separate account's net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends, and investment income and decreased by expense and risk charges. B is the value of the separate account's net assets at the end of the prior day (including the net effect of transactions made during the prior day).
   16PROSPECTUS TIAA Separate Account VA-1

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has told us that they haven't reviewed the information in this prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

When you invest in the separate account, you bear the investment risk. However, TIAA bears the full investment risk for all accumulations in the fixed account. Currently TIAA guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate than 3 percent per year. TIAA has sole investment discretion for the fixed account, subject to applicable law.

This prospectus provides information mainly about the contract's variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, we don't charge you for transfers from the separate account to the fixed account. We don't currently limit the number of transfers from the separate account, but we reserve the right to do so in the future to one every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

                                      TIAA Separate Account VA-1 PROSPECTUS   17

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

To request a transfer, write to TIAA's home office, call our Automated Telephone Service at 1 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center's account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income -- i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see "Federal Income Taxes," page 24.

CHARGES

SEPARATE ACCOUNT CHARGES

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. We expect that expense deductions will be relatively low. You will receive at least three months' notice before we raise any of these charges.

Advisors, a wholly-owned indirect subsidiary of TIAA, provides the investment management services. TIAA itself provides the administrative services for the separate account and the contracts.

INVESTMENT ADVISORY CHARGE: This charge is for investment advice, portfolio accounting, custodial, and similar services provided for by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually.

ADMINISTRATIVE EXPENSE CHARGE: This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.

MORTALITY AND EXPENSE RISK CHARGE: TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually, but this charge will be raised to 0.40 percent of net assets annually beginning on July 1, 2003. Accumulations and annuity

 18 PROSPECTUS TIAA Separate Account VA-1 payments aren't affected by changes in actual mortality experience or by TIAA's actual expenses.

TIAA's mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it's payable.

TIAA's expense risk is the possibility that TIAA's actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn't enough to cover TIAA's actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the variable component of the contract for distribution of the variable component of the contract.

OTHER CHARGES

NO DEDUCTIONS FROM PREMIUMS: The contract provides for no front-end charges.

PREMIUM TAXES: Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes at those times. Current state premium taxes, where charged, range from 1.00 percent to 3.50 percent of annuity payments.

BROKERAGE FEES AND RELATED TRANSACTION EXPENSES

Brokers' commissions, transfer taxes, and other portfolio fees are charged to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and (under a survivor income option) the

                                      TIAA Separate Account VA-1 PROSPECTUS   19
annuity partner, and the annuity purchase rates at that time. (These will not be lower than the rates provided in your contract.) Payments won't change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA's home office, but we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it's your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you don't, we'll tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant's ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see "Choices and Changes," page 27). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.

For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you've picked. (For more information, contact TIAA -- see page 28.) If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you haven't picked an income option or if we have not otherwise received all the necessary information, we will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options to choose among.

The current options are:

SINGLE LIFE ANNUITY: Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant's death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

 20  PROSPECTUS TIAA Separate Account VA-1

SINGLE LIFE ANNUITY WITH A 10-, 15-, OR 20-YEAR GUARANTEED PERIOD: Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

PAYMENTS FOR A FIXED PERIOD: Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

SURVIVOR INCOME OPTIONS: Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level at least until the second person dies. Once annuity payments begin under a survivor annuity, you can't change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

FULL BENEFIT, WITH OR WITHOUT GUARANTEED PERIOD: If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments continue for the rest of the period.

TWO-THIRDS BENEFIT, WITH OR WITHOUT GUARANTEED PERIOD: If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

HALF-BENEFIT AFTER THE DEATH OF THE ANNUITANT, WITH OR WITHOUT GUARANTEED
PERIOD: If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

We may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see "Choices and Changes," page 27). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

                                      TIAA Separate Account VA-1 PROSPECTUS   21

Your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractowner's spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that isn't a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we receive proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see "The Fixed Account," page 17). While you and the annuitant are both alive, you can change the method of payment you've chosen. You can also stipulate that your beneficiary not change the method you've specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment can't be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA -- see page 28.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we'll have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner isn't a natural person (e.g., it's an estate or a corporation), we'll apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see "Taxation of Annuities," page 25.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

SINGLE-SUM PAYMENT: The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-

 22 PROSPECTUS TIAA Separate Account VA-1 sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians, or any beneficiary not a natural person.

SINGLE LIFE ANNUITY: Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

SINGLE LIFE ANNUITY WITH A 10-, 15-, OR 20-YEAR GUARANTEED PERIOD: Payable monthly for the death benefit payee's lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see "Choices and Changes," page 27). Federal tax law says the guaranteed period selected can't exceed the death benefit payee's life expectancy.

PAYMENTS FOR A FIXED PERIOD: Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected can't exceed the death benefit payee's life expectancy.

INTEREST PAYMENTS: We'll pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With a 10-, 15-, or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more.

TIMING OF PAYMENTS

Usually we'll make the following kinds of payments from the separate account within seven calendar days after we've received the information we need to process a request:

1. Cash withdrawals;

2. Transfers to the fixed account; and

3. Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

                                      TIAA Separate Account VA-1 PROSPECTUS   23

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law as the IRS now interprets it. We can't guarantee that the law or the IRS's interpretation won't change.

We haven't considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary can affect your final outcome.

TAX STATUS OF THE CONTRACT

DIVERSIFICATION REQUIREMENTS: Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification don't provide guidance about when and how investor control of a segregated asset account's investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes. The Treasury Department has also stated that the IRS would issue regulations or rulings clarifying the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

REQUIRED DISTRIBUTIONS: To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner's spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.
 24  PROSPECTUS TIAA Separate Account VA-1

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

IN GENERAL: IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the "investment in the contract" during the taxable year. There are some exceptions to this, and agents of prospective owners that are not natural persons may wish to discuss them with a competent tax advisor.

The following discussion applies generally to contracts owned by a natural person:

WITHDRAWALS: If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

ANNUITY PAYMENTS: Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

TAXATION OF DEATH BENEFIT PROCEEDS: Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

                                      TIAA Separate Account VA-1 PROSPECTUS   25

PENALTY TAX ON SOME WITHDRAWALS: You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59 1/2;

(2) after you die (or after the annuitant dies, if the owner isn't an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

POSSIBLE TAX CHANGES: Legislation is proposed from time to time that would change the taxation of annuity contracts.

It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax adviser.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, most recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate's non-qualified deferred annuity contracts issued after October 21, 1988 to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where Treasury concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a tax adviser before buying more than one annuity contract that falls within the scope of these rules.

POSSIBLE CHARGE FOR TIAA'S TAXES

Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 19), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the

 26 PROSPECTUS TIAA Separate Account VA-1 circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

VOTING RIGHTS

The separate account doesn't plan to hold annual meetings of contractowners. When contractowner meetings are held, contractowners generally can vote (1) to elect the management committee; (2) to ratify the selection of an independent auditor for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you'll have one vote per dollar of your accumulation.

When we use the phrase "majority of outstanding voting securities" in this prospectus and the SAI, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10 percent of the securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

GENERAL MATTERS

CHOICES AND CHANGES

As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we'll delay the effective date of some transactions until we receive additional documentation (see "Remitting Premiums," page 14).

TELEPHONE AND INTERNET TRANSACTIONS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center's account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account.

You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

                                      TIAA Separate Account VA-1 PROSPECTUS   27

To use the ATS, you need to call 1 800 842-2252 on a touch-tone phone. To use the Web Center's account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures.

CONTACTING TIAA

We won't consider any notice, form, request, or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 1 800 223-1200.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 1 800 842-2733, extension 5509, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 1 800 842-2733, extension 5509, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), which are both registered with the SEC as broker-dealers, are members of the NASD and are direct or indirect subsidiaries of TIAA. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue,

 28  PROSPECTUS TIAA Separate Account VA-1

New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

                                      TIAA Separate Account VA-1 PROSPECTUS   29

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE IN THE
                                                              STATEMENT OF
                                                                ADDITIONAL
ITEM                                                           INFORMATION
--------------------------------------------------------------------------
Investment Restrictions.....................................           B-3
Investment Policies and Risk Considerations.................           B-3
Options and Futures.........................................           B-3
Firm Commitment Agreements and Purchase of "When-Issued"
 Securities.................................................           B-5
Lending of Securities.......................................           B-5
Repurchase Agreements.......................................           B-5
Swap Transactions...........................................           B-6
Segregated Accounts.........................................           B-6
Other Investment Techniques and Opportunities...............           B-6
Portfolio Turnover..........................................           B-6
Valuation of Assets.........................................           B-7
Equity Securities...........................................           B-7
Money Market Instruments....................................           B-7
Options.....................................................           B-7
Investments for Which Market Quotations Are Not Readily
 Available..................................................           B-7
Management..................................................           B-8
Separate Account Management Committee and Officers..........           B-8
Compensation of Managers....................................          B-12
Investment Advisory and Related Services....................          B-13
Investment Advisory Services................................          B-13
Administrative Services.....................................          B-13
Advisors and TIAA...........................................          B-13
Custody of Portfolio........................................          B-13
Auditors....................................................          B-13
Brokerage Allocation........................................          B-13
Performance Information.....................................          B-14
Total Return Information for the Separate Account...........          B-14
Performance Comparisons.....................................          B-14
Illustrating Compounding, Tax Deferral, and Expense
 Deductions.................................................          B-15
Periodic Reports............................................          B-15
General Matters.............................................          B-15
Assignment of Contracts.....................................          B-15
Payment to an Estate, Guardian, Trustee, etc................          B-15
Benefits Based on Incorrect Information.....................          B-15
Proof of Survival...........................................          B-15
State Regulation............................................          B-15
Legal Matters...............................................          B-15
Experts.....................................................          B-15
Additional Considerations...................................          B-16
Additional Information......................................          B-16
Financial Statements........................................          B-16

 30  PROSPECTUS TIAA Separate Account VA-1

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                  May 1, 2003

                     Individual Deferred Variable Annuities
                                 Funded through
                           TIAA SEPARATE ACCOUNT VA-1
                                       of
                         Teachers Insurance and Annuity
                             Association of America

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2003 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone 1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated into this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                                [TIAA CREF LOGO]

TABLE OF CONTENTS

                                                                                     Location of
                                                                Page in the           Additional
                                                                Statement of        Information in
                                                                 Additional         Prospectus, if
Item                                                            Information           Applicable
--------------------------------------------------------------------------------------------------
Investment Restrictions.....................................         B-3                   12
Investment Policies and Risk Considerations.................         B-3                10-13
       Options and Futures..................................         B-3                12-13
Firm Commitment Agreements and Purchase of "When-Issued
  Securities"...............................................         B-5                   13
       Lending of Securities................................         B-5                   13
       Repurchase Agreements................................         B-5                   12
       Swap Transactions....................................         B-6                   12
       Segregated Accounts..................................         B-6
       Other Investment Techniques and Opportunities........         B-6
Portfolio Turnover..........................................         B-6
Valuation of Assets.........................................         B-7                   13
       Equity Securities....................................         B-7
       Money Market Instruments.............................         B-7
       Options..............................................         B-7
       Investments for Which Market Quotations are Not
        Readily Available...................................         B-7
Management..................................................         B-8                   14
       Separate Account Management Committee and Officers...         B-8                   14
       Compensation of Managers.............................        B-12
Investment Advisory and Related Services....................        B-13
       Investment Advisory Services.........................        B-13
       Administrative Services..............................        B-13
       Advisors and TIAA....................................        B-13
       Custody of Portfolio.................................        B-13
       Auditors.............................................        B-13
Brokerage Allocation........................................        B-13
Performance Information.....................................        B-14                   13
       Total Return Information for the Separate Account....        B-14
       Performance Comparisons..............................        B-14
       Illustrating Compounding, Tax Deferral, and Expense
        Deductions..........................................        B-15
Periodic Reports............................................        B-15
General Matters.............................................        B-15
       Assignment of Contracts..............................        B-15
       Payment to an Estate, Guardian, Trustee, etc.........        B-15
       Benefits Based on Incorrect Information..............        B-15
       Proof of Survival....................................        B-15
State Regulation............................................        B-15                 9-10
Legal Matters...............................................        B-15                   29
Experts.....................................................        B-15
Additional Considerations...................................        B-16
Additional Information......................................        B-16
Financial Statements........................................        B-16                  7-8

B- 2 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

Investment Restrictions

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the separate account:

1. The separate account will not issue senior securities except as SEC regulations permit;

2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and
   (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account's holding in that industry would exceed 25% of the separate account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. The separate account will not purchase real estate or mortgages directly;

7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily;
   (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

Investment Policies and Risk Considerations

OPTIONS AND FUTURES

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.
   OPTIONS. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.
   A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, the separate account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits the separate account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.
   The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.
   A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the separate account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the separate account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.
   The separate account may close out a position acquired through buying a put option by selling a put option on the same security with the same

          TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 3 exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the separate account, the separate account would realize a profit or loss on the transaction.
   In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account's portfolio of securities. To the extent that the separate account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.
   There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.
   FUTURES. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.
   A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract-assuming a "long" position-the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.
   Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
   A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.
   Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
   Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position which will operate to terminate the separate account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.
   There are several risks in connection with the use by the separate account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures

B- 4 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1 contracts and movements in the securities or instruments that are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account's portfolio securities or instruments sought to be hedged.
   Successful use of futures contracts by the separate account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account's portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.
   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors") still may not result in a successful hedging transaction over a very short time period.
   The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).
   Options and futures transactions may increase the separate account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see "Segregated Accounts," page B-6). The separate account will not purchase securities on a "when issued" basis if, as a result, more than 15% of its net assets would be so invested.

LENDING OF SECURITIES

Subject to investment restriction 8(a) on page B-3 (relating to loans of portfolio securities), the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing

          TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 5 the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account's seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.
   Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the separate account may otherwise invest.
   If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.
   By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.
   While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account's exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account's custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see "Segregated Accounts," below).
   Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.
   To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account's portfolio.

PORTFOLIO TURNOVER

The transactions engaged in by the separate account are reflected in the separate account's portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account's contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.
   The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error

B- 6 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1 anticipated from such transactions. The portfolio turnover rate in 2002 and 2001 for the separate account were 5.33% and 9.86%, respectively.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:
   Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities that are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.
   Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.
   Equity securities traded in the United States may be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below) if events materially affecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the separate account's net asset value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities, or are derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.
   For example, when the separate account writes a call option, the amount of the premium is included in the separate account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.
   A premium paid on the purchase of a put will be deducted from the separate account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.
   Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below).

          TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 7

MANAGEMENT

SEPARATE ACCOUNT MANAGEMENT COMMITTEE AND OFFICERS

The following table includes certain information about the separate account's Management Committee members ("Managers") and officers including positions held with the separate account, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Manager and certain directorships held by each of them. The first table includes information about the separate account's disinterested Managers and the second table includes information about the separate account's interested Managers and officers.

  DISINTERESTED MANAGERS

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      MANAGER      HELD BY MANAGERS
-----------------------------------------------------------------------------------------------------------------------------
  Martin J. Gruber       Manager              Indefinite term.         Nomura Professor of    51             Director,
  New York University                         Manager since 2001.      Finance, New York                     Deutsche Asset
  Stern School of                                                      University, Stern                     Management B.T.
  Business                                                             School of Business.                   Funds, Japan
  Henry Kaufman                                                        Formerly, Chairman,                   Equity Fund,
  Management                                                           Department of                         Inc., Singapore
  Education Center                                                     Finance, New York                     Equity Fund,
  44 West 4th Street,                                                  University, Stern                     Inc., the Thai
  Suite 988                                                            School of Business,                   Equity Fund,
  New York, NY 10012                                                   and Trustee of                        Inc. and the DB
  Age: 65                                                              TIAA, 1996 - 2000.                    Hedge Strategies
                                                                                                             Fund, L.L.C.
-----------------------------------------------------------------------------------------------------------------------------
  Nancy L. Jacob         Manager              Indefinite term.         President and          51             None
  Windermere                                  Manager since 2001.      Managing Principal,
  Investment                                                           Windermere
  Associates                                                           Investment
  121 S.W. Morrison                                                    Associates.
  Street                                                               Formerly, Chairman
  Suite 925                                                            and Chief Executive
  Portland, OR 97204                                                   Officer, CTC
  Age: 60                                                              Consulting, Inc.,
                                                                       and Executive Vice
                                                                       President, U.S.
                                                                       Trust of the
                                                                       Pacific Northwest.
-----------------------------------------------------------------------------------------------------------------------------
  Bevis Longstreth       Manager              Indefinite term.         Retired Partner,       51             Member of the
  Debevoise &                                 Manager since 2001.      Debevoise &                           Board of
  Plimpton                                                             Plimpton. Formerly,                   Directors of
  919 Third Avenue                                                     Partner and Of                        AMVESCAP, PLC
  New York, NY                                                         Counsel of                            and Chairman of
  10022-6225                                                           Debevoise &                           the Finance
  Age: 69                                                              Plimpton, Adjunct                     Committee of the
                                                                       Professor at                          Rockefeller
                                                                       Columbia University                   Family Fund
                                                                       School of Law and
                                                                       Commissioner of the
                                                                       U.S. Securities and
                                                                       Exchange
                                                                       Commission.
-----------------------------------------------------------------------------------------------------------------------------
  Stephen A. Ross        Manager              Indefinite term.         Franco Modigliani      51             Director,
  Sloan School of                             Manager since 2001.      Professor of                          Freddie Mac;
  Management                                                           Finance and                           Co-Chairman,
  Massachusetts                                                        Economics, Sloan                      Roll & Ross
  Institute of                                                         School of                             Asset Management
  Technology                                                           Management,                           Corp.; and
  77 Massachusetts                                                     Massachusetts                         Principal, IV
  Avenue                                                               Institute of                          Capital, Ltd.
  Cambridge, MA 02139                                                  Technology,
  Age: 59                                                              Co-Chairman, Roll &
                                                                       Ross Asset
                                                                       Management Corp.
                                                                       Formerly, Sterling
                                                                       Professor of
                                                                       Economics and
                                                                       Finance, Yale
                                                                       School of
                                                                       Management, Yale
                                                                       University.
-----------------------------------------------------------------------------------------------------------------------------
  Nestor V. Santiago     Manager              Indefinite term.         Vice President and     51             Director,
  Howard Hughes                               Manager since 2001.      Chief Investment                      Bank-Fund Credit
  Medical Institute                                                    Officer, Howard                       Union and
  4000 Jones Bridge                                                    Hughes Medical                        Emerging Markets
  Road                                                                 Institute.                            Growth Fund,
  Chevy Chase, MD                                                      Formerly,                             Inc.
  20815                                                                Investment
  Age: 53                                                              Advisor/Head of
                                                                       Investment Office,
                                                                       International
                                                                       Monetary Fund.
-----------------------------------------------------------------------------------------------------------------------------
  Maceo K. Sloan         Manager              Indefinite term.         Chairman, President    51             Director, SCANA
  NCM Capital                                 Manager since 2001.      and Chief Executive                   Corporation and
  Management                                                           Officer, Sloan                        M&F Bancorp,
  Group, Inc.                                                          Financial Group,                      Inc.
  103 West Main                                                        Inc., and Chairman
  Street,                                                              and Chief Executive
  Suite 400                                                            Officer, NCM
  Durham, NC                                                           Capital Management
  27701-3638                                                           Group, Inc., since
  Age: 53                                                              1991.
-----------------------------------------------------------------------------------------------------------------------------
  Robert W. Vishny       Manager              Indefinite term.         Eric J. Gleacher       51             None
  University of                               Manager since 2001.      Distinguished
  Chicago                                                              Service Professor
  Graduate School of                                                   of Finance,
  Business                                                             University of
  1101 East 58th                                                       Chicago, Graduate
  Street                                                               School of Business.
  Chicago, IL 60637                                                    Founding Partner,
  Age: 43                                                              LSV Asset
                                                                       Management.
-----------------------------------------------------------------------------------------------------------------------------

B- 8 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

  INTERESTED MANAGERS AND OFFICERS

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      MANAGER      HELD BY MANAGERS
-----------------------------------------------------------------------------------------------------------------------------
  Martin L.              Manager and Vice     Indefinite term.         Vice Chairman and      51             None
  Leibowitz(1)           Chairman and         Manager since 2001.      Chief Investment
  TIAA-CREF              Chief Investment     Vice Chairman and        Officer of CREF,
  730 Third Avenue       Officer              Chief Investment         TIAA- CREF Mutual
  New York, NY                                Officer since 2001.      Funds, TIAA-CREF
  10017-3206                                  Chief Investment         Institutional
  Age: 66                                     Officer since 1998.      Mutual Funds, TIAA-
                                              Indefinite term as       CREF Life Funds and
                                              officer.                 TIAA Separate
                                                                       Account VA-1 (these
                                                                       funds are
                                                                       collectively
                                                                       referred to as the
                                                                       "TIAA-CREF Funds").
                                                                       Vice Chairman and
                                                                       Chief Investment
                                                                       Officer of TIAA.
                                                                       Member of Board of
                                                                       Managers and
                                                                       President of
                                                                       TIAA-CREF
                                                                       Investment
                                                                       Management, LLC
                                                                       ("Investment
                                                                       Management").
                                                                       Director and
                                                                       President of
                                                                       Teachers Advisors,
                                                                       Inc. ("Advisors").
                                                                       Director of
                                                                       TIAA-CREF Life
                                                                       Insurance Company
                                                                       ("TIAA-CREF Life").
-----------------------------------------------------------------------------------------------------------------------------
  Herbert M. Allison,    President and        Indefinite term.         Chairman, President    51             Forbes.com, Inc.
  Jr.(1)                 Chief Executive      President and Chief      and Chief Executive
  TIAA-CREF              Officer              Executive Officer        Officer of TIAA.
  730 Third Avenue                            since 2002.              President and Chief
  New York, NY                                                         Executive Officer
  10017-3206                                                           of the TIAA-CREF
  Age: 59                                                              Funds and TIAA.
                                                                       Formerly, President
                                                                       and Chief Executive
                                                                       Officer of Alliance
                                                                       for LifeLong
                                                                       Learning, Inc.,
                                                                       1999 - 2002.
                                                                       National Finance
                                                                       Chairman,
                                                                       Presidential
                                                                       Campaign of Senator
                                                                       John McCain,
                                                                       1999-2000.
                                                                       President, Chief
                                                                       Operating Officer
                                                                       and Member of the
                                                                       Board of Directors
                                                                       of Merrill Lynch &
                                                                       Co., Inc.,
                                                                       1997-1999.
-----------------------------------------------------------------------------------------------------------------------------
  Richard J.             Vice President       Indefinite term. Vice    Vice President and     N/A            N/A
  Adamski(1)             and Treasurer        President and            Treasurer of the
  TIAA-CREF                                   Treasurer since 1994.    TIAA-CREF Funds and
  730 Third Avenue                                                     TIAA. Vice
  New York, NY                                                         President and
  10017-3206                                                           Treasurer of
  Age: 61                                                              Investment
                                                                       Management,
                                                                       Services, TPIS,
                                                                       Advisors, TIAA-CREF
                                                                       Life, and TIAA-CREF
                                                                       Tuition Financing,
                                                                       Inc. ("Tuition
                                                                       Financing").
-----------------------------------------------------------------------------------------------------------------------------
  C. Victoria            Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  Apter(1)               President            Executive Vice           President of the
  TIAA-CREF                                   President since 2001.    TIAA-CREF Funds and
  730 Third Avenue                                                     TIAA. Formerly,
  New York, NY                                                         Vice President,
  10017-3206                                                           Retirement
  Age: 60                                                              Services, CREF and
                                                                       TIAA.
-----------------------------------------------------------------------------------------------------------------------------
  Scott C. Evans(1)      Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Executive
  10017-3206                                                           Vice President of
  Age: 43                                                              Investment
                                                                       Management and
                                                                       Advisors and
                                                                       Director of
                                                                       TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------

          TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 9

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      MANAGER      HELD BY MANAGERS
-----------------------------------------------------------------------------------------------------------------------------
  Martin E. Galt,        President            Indefinite term.         Executive Vice         N/A            N/A
  III(1)                                      Executive Vice           President and
  TIAA-CREF                                   President since 2000.    President,
  730 Third Avenue                                                     TIAA-CREF
  New York, NY                                                         Investment
  10017-3206                                                           Products, TIAA and
  Age: 61                                                              CREF. President of
                                                                       TIAA-CREF Mutual
                                                                       Funds, TIAA- CREF
                                                                       Institutional
                                                                       Mutual Funds,
                                                                       TIAA-CREF Life
                                                                       Funds and TIAA
                                                                       Separate Account
                                                                       VA-1. Formerly,
                                                                       Executive Vice
                                                                       President and
                                                                       President,
                                                                       Institutional
                                                                       Investments, Bank
                                                                       of America, and
                                                                       Principal
                                                                       Investment Officer,
                                                                       NationsBank.
                                                                       Director and
                                                                       President of
                                                                       Tuition Financing
                                                                       and TPIS and
                                                                       Director of
                                                                       TIAA-CREF Life and
                                                                       TIAA-CREF Trust
                                                                       Company.
-----------------------------------------------------------------------------------------------------------------------------
  Richard L. Gibbs(1)    Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1994.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Executive
  10017-3206                                                           Vice President,
  Age: 56                                                              Investment
                                                                       Management,
                                                                       Advisors and
                                                                       Tuition Financing
                                                                       and Director of
                                                                       TIAA-CREF Life and
                                                                       Tuition Financing.
-----------------------------------------------------------------------------------------------------------------------------
  Don W. Harrell(1)      Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Director of
  10017-3206                                                           TIAA-CREF Life.
  Age: 65
-----------------------------------------------------------------------------------------------------------------------------
  Ira J. Hoch(1)         Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Formerly,
  10017-3206                                                           Vice President,
  Age: 53                                                              Retirement
                                                                       Services, CREF and
                                                                       TIAA.
-----------------------------------------------------------------------------------------------------------------------------
  Matina S. Horner(1)    Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Director of
  10017-3206                                                           TIAA-CREF Life.
  Age: 63
-----------------------------------------------------------------------------------------------------------------------------
  E. Laverne Jones(1)    Vice President       Indefinite term. Vice    Vice President and     N/A            N/A
  TIAA-CREF              and Corporate        President and            Corporate Secretary
  730 Third Avenue       Secretary            Corporate Secretary      of the TIAA-CREF
  New York, NY                                since 2001.              Funds and TIAA.
  10017-3206
  Age: 54
-----------------------------------------------------------------------------------------------------------------------------
  Harry I.               Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  Klaristenfeld(1)       President and        Executive Vice           President and Chief
  TIAA-CREF              Chief Actuary        President and Chief      Actuary of the
  730 Third Avenue                            Actuary since 2001.      TIAA-CREF Funds and
  New York, NY                                                         TIAA. Formerly,
  10017-3206                                                           Vice President and
  Age: 52                                                              Chief Actuary,
                                                                       Retirement
                                                                       Services, CREF and
                                                                       TIAA. Executive
                                                                       Vice President and
                                                                       Chief Actuary of
                                                                       Services.
-----------------------------------------------------------------------------------------------------------------------------
  Frances Nolan(1)       Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Formerly,
  10017-3206                                                           Vice President,
  Age: 45                                                              Retirement
                                                                       Services, CREF and
                                                                       TIAA.
-----------------------------------------------------------------------------------------------------------------------------
  Bertram L. Scott(1)    Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA and Chairman
  10017-3206                                                           of the Board,
  Age: 52                                                              President and Chief
                                                                       Executive Officer
                                                                       of TIAA- CREF Life.
                                                                       Formerly, President
                                                                       and Chief Executive
                                                                       Officer, Horizon
                                                                       Mercy.
-----------------------------------------------------------------------------------------------------------------------------
  Deanne J.              Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  Shallcross(1)          President            Executive Vice           President of the
  TIAA-CREF                                   President since 2001.    TIAA-CREF Funds and
  730 Third Avenue                                                     TIAA. Formerly,
  New York, NY                                                         Vice President,
  10017-3206                                                           Marketing, CREF and
  Age: 53                                                              TIAA. Executive
                                                                       Vice President of
                                                                       Services.
-----------------------------------------------------------------------------------------------------------------------------

B- 10 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      MANAGER      HELD BY MANAGERS
-----------------------------------------------------------------------------------------------------------------------------
  David A. Shunk(1)      Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Formerly,
  10017-3206                                                           Vice President,
  Age: 56                                                              Institutional &
                                                                       Individual
                                                                       Consulting
                                                                       Services, CREF and
                                                                       TIAA. President and
                                                                       Chief Executive
                                                                       Officer of Services
                                                                       and Director of
                                                                       TIAA-CREF Trust
                                                                       Company.
-----------------------------------------------------------------------------------------------------------------------------
  John A. Somers(1)      Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Executive
  10017-3206                                                           Vice President of
  Age: 59                                                              Investment
                                                                       Management and
                                                                       Advisors and
                                                                       Director of
                                                                       TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------
  Charles H. Stamm(1)    Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President and
  730 Third Avenue                            President since 1994.    General Counsel of
  New York, NY                                                         the TIAA-CREF Funds
  10017-3206                                                           and TIAA. Manager
  Age: 64                                                              of Services.
                                                                       Director of TPIS,
                                                                       Advisors, TIAA-CREF
                                                                       Trust Company,
                                                                       Tuition Financing
                                                                       and TIAA-CREF Life.
                                                                       Member of Board of
                                                                       Managers of
                                                                       Investment
                                                                       Management.
-----------------------------------------------------------------------------------------------------------------------------
  Mary Ann Werner(1)     Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of TIAA-
  730 Third Avenue                            President since 2001.    CREF Funds and TIAA
  New York, NY                                                         and President, TIAA
  10017-3206                                                           Shared Services.
  Age: 57                                                              Formerly, Vice
                                                                       President, CREF and
                                                                       TIAA. Executive
                                                                       Vice President of
                                                                       Services and
                                                                       Director of
                                                                       TIAA-CREF Life.
-----------------------------------------------------------------------------------------------------------------------------
  James A. Wolf(1)       Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA and President,
  10017-3206                                                           TIAA Retirement
  Age: 57                                                              Services. Formerly,
                                                                       Vice President,
                                                                       Retirement
                                                                       Services, CREF and
                                                                       TIAA. Manager of
                                                                       Services and
                                                                       Director of TIAA-
                                                                       CREF Life.
-----------------------------------------------------------------------------------------------------------------------------

(1) The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of TIAA Separate Account VA-1: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Allison, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by TIAA Separate Account VA-1 Managers in the Separate Account and in all registered investment companies in the same "family of investment companies" as the Separate Account.(1) The Separate Account's family of investment companies includes TIAA Separate Account VA-1, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds.

  DISINTERESTED MANAGERS

                        DOLLAR RANGE OF EQUITY SECURITIES IN
NAME OF MANAGER                   SEPARATE ACCOUNT
------------------------------------------------------------
  Martin J. Gruber               None
------------------------------------------------------------
  Nancy L. Jacob                 None
------------------------------------------------------------
  Bevis Longstreth               None
------------------------------------------------------------
  Stephen A. Ross                None
------------------------------------------------------------
  Nestor V. Santiago             None
------------------------------------------------------------
  Maceo K. Sloan                 None
------------------------------------------------------------
  Robert W. Vishny               None

                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF MANAGER                     OVERSEEN BY MANAGER IN FAMILY OF INVESTMENT COMPANIES
--------------------  ----------------------------------------------------------------------------------
  Martin J. Gruber                    Over $100,000
------------------------------------------------------------
  Nancy L. Jacob                      Over $100,000
------------------------------------------------------------
  Bevis Longstreth                    Over $100,000
------------------------------------------------------------
  Stephen A. Ross                     Over $100,000
------------------------------------------------------------
  Nestor V. Santiago                  Over $100,000
------------------------------------------------------------
  Maceo K. Sloan                   $50,001 - $100,000
------------------------------------------------------------
  Robert W. Vishny                  $10,001 - $50,000

  INTERESTED MANAGERS

                        DOLLAR RANGE OF EQUITY SECURITIES IN
NAME OF MANAGER                   SEPARATE ACCOUNT
------------------------------------------------------------
  Martin L.                      None
  Leibowitz

                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF MANAGER                     OVERSEEN BY MANAGER IN FAMILY OF INVESTMENT COMPANIES
--------------------  ----------------------------------------------------------------------------------
  Martin L.                           Over $100,000
  Leibowitz

(1) Beneficial ownership information is as of December 31, 2002.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 11

COMPENSATION OF MANAGERS

The following table sets forth the compensation paid to the separate account's managers for the year ended December 31, 2002.

  DISINTERESTED MANAGERS

                                                (3) PENSION OR
                              (2) AGGREGATE   RETIREMENT BENEFITS
                              COMPENSATION    ACCRUED AS PART OF    (4) ESTIMATED       (5) TOTAL
                              FROM SEPARATE    SEPARATE ACCOUNT     BENEFITS UPON   COMPENSATION FROM
(1) NAME OF PERSON, POSITION     ACCOUNT           EXPENSES          RETIREMENT       FUND COMPLEX*
-----------------------------------------------------------------------------------------------------
  Martin J. Gruber                 $363              $191                $0              $66,500
-----------------------------------------------------------------------------------------------------
  Nancy L. Jacob                   $314              $191                $0              $57,500
-----------------------------------------------------------------------------------------------------
  Bevis Longstreth**               $355              $191                $0              $65,000
-----------------------------------------------------------------------------------------------------
  Stephen A. Ross**                $456              $191                $0              $83,500
-----------------------------------------------------------------------------------------------------
  Nestor V. Santiago**             $330              $191                $0              $60,500
-----------------------------------------------------------------------------------------------------
  Maceo K. Sloan                   $349              $191                $0              $64,000
-----------------------------------------------------------------------------------------------------
  Robert W. Vishny                 $339              $191                $0              $62,000
-----------------------------------------------------------------------------------------------------

* For purposes of this information, the Fund Complex consists of College Retirement Equities Fund, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1 and TIAA-CREF Life Funds.

** This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer trustees. Excluding this year's deferrals, a total of $2,028,278.58 earned across the fund complex has been deferred for prior years' service, including interest through year-end 2002, for all current trustees who had elected to defer their compensation.

Managers who are active officers of TIAA do not receive any additional compensation for their services as managers.

RESPONSIBILITIES OF THE MANAGEMENT COMMITTEE

The Management Committee is responsible for overseeing the separate account's corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Management Committee is responsible for the initial approval and annual renewal of the separate account's investment management agreement with Teachers Advisors, Inc. ("Advisors"). In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Management Committee considered the investment management fee in light of a variety of factors, including (a) the capability of Advisors to provide the services required by the agreement; and (b) the reasonableness of the investment management fee and how this fee compared to fees paid by other similar variable annuities.
   As part of its consideration of the capability of Advisors to provide services to the separate account and its shareholders, the Management Committee reviewed the performance of the separate account. In considering the fee charged under the agreement, the Management Committee considered the gross investment management fee charged under the agreement and Advisors' current waiver of a portion of its fee for managing the separate account. In comparing the expense ratio of the separate account to other variable annuities, the Management Committee took into account that the expense ratio compared favorably to those of other variable annuities.

BOARD COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of TIAA Separate Account VA-1's operations. Included among these are:

 1. An Audit Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which audits and examines the records and affairs of TIAA Separate Account VA-1 as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter that is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Mr. Santiago.

 2. A Finance Committee, which oversees the management of the TIAA Separate Account VA-1 investments subject to appropriate oversight by the full board of trustees. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair), Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sloan and Dr. Vishny.

 3. A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which addresses all corporate social responsibility and corporate governance issues, including the voting of TIAA Separate Account VA-1's shares and the initiation of appropriate shareholder resolutions. During 2002, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Mr. Santiago and Dr. Vishny.

 4. An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2002, the Executive Committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

 5. A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of TIAA Separate Account VA-1, which nominates certain officers of TIAA Separate Account VA-1 and the standing committees of the board, and recommends candidates for

B- 12 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1 election as trustees. During 2002, the Nominating and Personnel Committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.

 6. A Products and Services Committee, formed in November 2002, which reviews and oversees the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.
   Investors can recommend nominees by writing to the Secretary of TIAA Separate Account VA-1. The Secretary's address is 730 Third Avenue, New York, New York 10017-3206.

INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Teachers Advisors, Inc. ("Advisors"). Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial, and related services for the assets of the separate account.
   As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.
   For the years ended December 31, 2002, 2001, and 2000, the separate account paid investment advisory fees of $503,390, $607,889, and $739,618, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2002, 2001, and 2000, of $1,653,731, $1,997,033, and $2,429,788, respectively.

PERSONAL TRADING POLICY

The Separate Account has adopted a Personal Trading Policy (the "Policy") under Rule 17j-1 of the Investment Company Act of 1940. Under the Policy, personnel of Advisors and members of their households are limited in trading for their own accounts. The Policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by the Separate Account. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2002, 2001, and 2000, administrative expenses incurred were $1,437,993, $1,736,509, and $2,112,809, respectively.

ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017- 3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund ("CREF"), the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the world, based on assets under management. TIAA-CREF serves approximately 2.5 million people. As of December 31, 2002, TIAA's assets were approximately $141.8 billion; the combined assets for TIAA and CREF totaled approximately $255.6 billion.
   TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors, and Teachers Personal Investors Services, Inc., the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF, TIAA's companion organization. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODY OF PORTFOLIO

The custodian for the assets of the separate account is Deutsche Bank Trust Company Americas, 130 Liberty Street, New York, New York 10006.

AUDITORS

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the separate account's independent auditors and, in that regard, provides general auditing services for the separate account.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution, and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of TIAA-CREF Investment Management, LLC ("Investment Management"), another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 13

   Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 2002, 2001, and 2000 was $24,491, $53,064, and $121,152, respectively.
   Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.
   The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2002. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

                               AGGREGATE $ AMOUNT OF
                                  COMMISSIONS PAID
                                   TO FIRMS THAT
FUND                         PROVIDED RESEARCH SERVICES
-------------------------------------------------------
  Stock Index Account                 $ 2,846
-------------------------------------------------------

   Research or services obtained for the separate account may be used by Advisors in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors' fiduciary duty to the separate account.
   During 2002, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the value of the securities of these entities held by the separate account as of December 31, 2002, are set forth below:

A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSION PAID

  Goldman Sachs & Co.
    (Parent-Goldman Sachs Group, Inc.)............   $1,107,851
  Instinet Group, Inc. ...........................   $   12,648

B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

  Goldman Sachs & Co.
    (Parent-Goldman Sachs Group, Inc.)............   $1,107,851

PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE SEPARATE ACCOUNT

Total return quotations for the separate account may be advertised. Total return quotations will reflect all aspects of the separate account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

         P (1 + T)(n) = EV
where:   P     =     the hypothetical initial payment of $1,000
         T     =     average annual total return
         n     =     number of years in the period
         EV    =     ending value of the hypothetical investment at
                     the end of the 1-, 5- or 10- year period.

   To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of 1%.
   Set forth below is the total return information for the separate account, which reflects all deductions made from the assets in the account, applied to a hypothetical investment of $1,000:

                                 AVERAGE ANNUAL
                                COMPOUND RATE OF   CUMULATIVE RATE
PERIOD                            TOTAL RETURN     OF TOTAL RETURN
------------------------------------------------------------------
  1 year (from January 1,
  2002 to December 31, 2002)         (21.72)%           (21.72)%
------------------------------------------------------------------
  5 years (from January 1,
  1998 to December 31, 2002)          (1.05)%            (5.12)%
------------------------------------------------------------------
  8 years and 2 months (from
  November 1, 1994 date of
  SEC registration to
  December 31, 2002)                   8.96%            101.70%
------------------------------------------------------------------

PERFORMANCE COMPARISONS
Performance information for the separate account may be compared, in advertisements, sales literature, and reports to contract owners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to
(1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index, (10) Russell 1000, 2000, and 3000 indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) VARDS, and (13) Morningstar, Inc. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.
   The performance of the separate account also may be compared to other indices or averages that measure performance of a pertinent group of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (e.g., yield) may differ

B- 14 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1 from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.
   The separate account is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the separate account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the separate account or its contractowners into consideration in determining the Index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL COMPANY MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS
   TIAA may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.
   TIAA may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

PERIODIC REPORTS
   Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:
   (1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total; (3) cash withdrawals from the separate account during the quarter; and (4) any transfers between the separate account and the fixed account during the quarter.
   The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.
   TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA's right to issue the contracts, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA. Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The financial statements of TIAA and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein (which report on the financial statements of TIAA expresses an opinion that such financial statements are presented in conformity with statutory accounting practices, a comprehensive basis of accounting as described in Note 2, and not in conformity with generally accepted accounting principles), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 15

ADDITIONAL CONSIDERATIONS

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.
   We may discuss and compare our array of products and services. At such times we generally disclose which of our subsidiaries or affiliates issues which products or types of products, as follows: TIAA-CREF Individual and Institutional Services, Inc. distributes CREF certificates and interests in the TIAA Real Estate Account. Teachers Personal Investors Services, Inc. distributes the variable component of personal annuities, mutual funds, variable life insurance, and tuition savings agreements. TIAA and TIAA-CREF Life Insurance Company issue insurance and annuities. TIAA-CREF Trust Company, FSB provides trust services. We also disclose that the investment products are not FDIC insured, may lose value, and are not bank guaranteed.
   The separate account's Stock Index Account is ideal for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long-term investments should therefore consider investing in stocks. The Stock Index Account could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objective of that or any other fund will be met.
   Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your TIAA-CREF basic Retirement Annuities, Supplemental Retirement Annuities, and other 403(b) savings plans. Consult your tax adviser to learn more about these limits.
   You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment of a variable annuity as compared with a standard mutual fund product. With annuities, earnings generally grow tax-deferred and investors are provided the option of lifetime income upon retirement. However, annuities may have restrictions on withdrawals before age 59 1/2, and thus may not be suitable for goals other than retirement. We may compare annuities to mutual funds in sales literature and advertisements.
   You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.
   The variety of issues to consider highlights the importance of the support and services that TIAA provides. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract.
   Customer service may be an important consideration for you. In our advertisements we may report the results of surveys conducted by independent agencies regarding customer service. We may also use certain testimonials and quote financial experts, financial and other publications, or other services regarding our products and services. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

FINANCIAL STATEMENTS

The audited financial statements of the separate account and TIAA follow.
   The financial statements of TIAA should be distinguished from the financial statements of the separate account and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

B- 16 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

                     INDEX TO AUDITED FINANCIAL STATEMENTS

                               DECEMBER 31, 2002

                                                               Page
                                                               ----
TIAA SEPARATE ACCOUNT VA-1-STOCK INDEX ACCOUNT:
       Report of Management Responsibility..................   B-18
       Report of the Audit Committee........................   B-19
AUDITED FINANCIAL STATEMENTS:
       Statement of Assets and Liabilities..................   B-20
       Statement of Operations..............................   B-21
       Statements of Changes in Net Assets..................   B-22
       Notes to Financial Statements........................   B-23
       Report of Independent Auditors.......................   B-25
       Statement of Investments.............................   B-26
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
       Report of Management Responsibility..................   B-51
       Report of the Audit Committee........................   B-52
       Report of Independent Auditors.......................   B-53
STATUTORY-BASIS FINANCIAL STATEMENTS:
       Balance Sheets.......................................   B-54
       Statements of Operations.............................   B-55
       Statements of Changes in Capital and Contingency
        Reserves............................................   B-56
       Statements of Cash Flows.............................   B-57
       Notes to Statutory -- Basis Financial Statements.....   B-58

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 17

                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowners of
  TIAA Separate Account VA-1:

The accompanying financial statements of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

Teachers Insurance and Annuity Association of America ("TIAA") has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of VA-1, and the chief audit executive regularly reports to the Audit Committee of VA-1's Management Committee.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be VA-1's policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The independent auditors' report, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of VA-1's Management Committee, consisting entirely of members who are not officers of VA-1, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of VA-1 by the independent auditing firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of VA-1's operations.

                                                /s/ Martin E. Galt, III
                                       -----------------------------------------
                                                Chairman, President and
                                                Chief Executive Officer

                                                   /s/ Richard L. Gibbs
                                       -----------------------------------------
                                             Executive Vice President and
                                             Principal Accounting Officer

B- 18 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

                         REPORT OF THE AUDIT COMMITTEE

To the Contractowners of
  TIAA Separate Account VA-1:

The Audit Committee oversees the financial reporting process of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") on behalf of VA-1's Management Committee. The Audit Committee operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities. All members of the Audit Committee ("Committee") are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for VA-1's financial statements, development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits of VA-1. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by VA-1, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, internal controls, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management and VA-1, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Maceo K. Sloan, Audit Committee Chair
Martin J. Gruber, Audit Committee Member
Nestor V. Santiago, Audit Committee Member

February 19, 2003

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 19

TIAA SEPARATE ACCOUNT VA-1                   STATEMENT OF ASSETS AND LIABILITIES

STOCK INDEX ACCOUNT

--------------------------------------------------------------------------------
December 31, 2002
(amounts in thousands, except amount per accumulation unit)

ASSETS
  Investments, at cost                                        $701,609
  Net unrealized depreciation of investments                   (62,372)
----------------------------------------------------------------------
  Investments, at value (including securities loaned of
    $25,930)                                                   639,237
  Cash                                                           1,781
  Dividends and interest receivable                              1,185
  Receivable from securities transactions                           12
  Amounts due from TIAA General Account                             92
----------------------------------------------------------------------
    TOTAL ASSETS                                               642,307
----------------------------------------------------------------------
LIABILITIES
  Deposits for securities loaned -- Note 3                      27,420
  Payable for securities transactions                               34
----------------------------------------------------------------------
    TOTAL LIABILITIES                                           27,454
----------------------------------------------------------------------
NET ASSETS
  Accumulation Fund                                           $614,853
======================================================================
ACCUMULATION UNITS OUTSTANDING-Notes 4 and 5                    11,801
======================================================================
NET ASSET VALUE PER ACCUMULATION UNIT-Note 4                    $52.10
======================================================================

                       See Notes to Financial Statements
B- 20 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TIAA SEPARATE ACCOUNT VA-1                               STATEMENT OF OPERATIONS

STOCK INDEX ACCOUNT

--------------------------------------------------------------------------------
Year Ended December 31, 2002
(amounts in thousands)

INVESTMENT INCOME
  Income:
    Interest                                                  $     310
    Dividends                                                    11,497
-----------------------------------------------------------------------
      Total income                                               11,807
-----------------------------------------------------------------------
  Expenses-Note 2:
    Investment advisory charges                                   2,157
    Administrative expenses                                       1,438
    Mortality and expense risk charges                              719
    Interest                                                          4
-----------------------------------------------------------------------
    Total expenses before waiver                                  4,318
    Investment advisory charges waived                           (1,653)
-----------------------------------------------------------------------
      Net expenses                                                2,665
-----------------------------------------------------------------------
    Investment income-net                                         9,142
-----------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS-Note 3
  Net realized loss on investments                              (17,955)
  Net change in unrealized depreciation on investments         (173,393)
-----------------------------------------------------------------------
  Net realized and unrealized loss on investments              (191,348)
-----------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(182,206)
=======================================================================

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 21

TIAA SEPARATE ACCOUNT VA-1                   STATEMENTS OF CHANGES IN NET ASSETS

STOCK INDEX ACCOUNT

--------------------------------------------------------------------------------
(amounts in thousands)

                                                              YEARS ENDED DECEMBER 31,
                                                                 2002          2001
--------------------------------------------------------------------------------------
FROM OPERATIONS
  Investment income-net                                       $   9,142     $   8,407
  Net realized gain (loss) on investments                       (17,955)        3,651
  Net change in unrealized depreciation on investments         (173,393)     (128,617)
--------------------------------------------------------------------------------------
    Net decrease in net assets resulting from operations       (182,206)     (116,559)
--------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS
  Premiums                                                       39,404        52,327
  Net contractowner transfers to fixed account                  (53,439)      (60,700)
  Withdrawals and death benefits                                (22,005)      (33,157)
--------------------------------------------------------------------------------------
    Net decrease in net assets resulting from contractowner
     transactions                                               (36,040)      (41,530)
--------------------------------------------------------------------------------------
    Net decrease in net assets                                 (218,246)     (158,089)
NET ASSETS
  Beginning of year                                             833,099       991,188
--------------------------------------------------------------------------------------
  End of year                                                 $ 614,853     $ 833,099
======================================================================================

                       See Notes to Financial Statements
B- 22 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TIAA SEPARATE ACCOUNT VA-1

STOCK INDEX ACCOUNT

--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

TIAA Separate Account VA-1 ("VA-1") is a segregated investment account of Teachers Insurance and Annuity Association of America ("TIAA") and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 is registered with the Securities and Exchange Commission as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account ("Account"), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account.

VALUATION OF INVESTMENTS: Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sale price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Short-term money market instruments are stated at market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of and in accordance with the responsibilities of the Management Committee. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Management Committee if events that have a significant effect on their value occur between the time their price is determined and the time the Account's net asset value is calculated.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are accounted for on the average cost basis.

SECURITIES LENDING: The Account may lend portfolio securities to qualified institutions. Such loans are secured by collateral at least equal to 102% of the market value of the securities loaned. The Account continues to receive income on the securities loaned and receives additional income from the lending transaction. Additionally, any change in the market value of the securities loaned is recognized by the Account. Although each transaction is collateralized, the Account would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

FEDERAL INCOME TAXES: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Account.

NOTE 2. MANAGEMENT AGREEMENTS

Teachers Advisors, Inc. ("Advisors"), a wholly-owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for VA-1 pursuant to an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 pursuant to an Administrative Services Agreement with VA-1. The contracts are distributed primarily by Teachers Personal Investors Services, Inc. ("TPIS"), also a wholly-owned subsidiary of TIAA, which is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Investment Management Agreement sets the investment advisory charge at an annual rate of 0.30% of the net assets of the Account. Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the net assets of the Account. The Administrative Services Agreement sets the administrative expense charge at an annual rate of 0.20% of the net assets of the Account. TIAA also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Account.

NOTE 3. INVESTMENTS

At December 31, 2002, the market value of securities loaned was $25,930,123 and cash collateral received was $27,419,653.

At December 31, 2002, the net unrealized depreciation on investments was $62,371,807, consisting of gross unrealized appreciation of $100,900,896 and gross unrealized depreciation of $163,272,703.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 23

TIAA SEPARATE ACCOUNT VA-1

STOCK INDEX ACCOUNT

--------------------------------------------------------------------------------
Notes to Financial Statements -- (Concluded)

Purchases and sales of securities, other than short-term money market instruments, for the year ended December 31, 2002, were $38,411,185 and $65,094,523, respectively.

NOTE 4. CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Account is presented below.

                                                        Years Ended December 31,
                                          ----------------------------------------------------
                                            2002       2001       2000       1999       1998
                                          --------   --------   --------   --------   --------
Per Accumulation Unit data:
  Investment income                       $   .965   $   .916   $   .966   $   .961   $   .908
  Expenses                                    .218       .253       .301       .270       .223
                                          --------   --------   --------   --------   --------
  Investment income-net                       .747       .663       .665       .691       .685
  Net realized and unrealized gain
     (loss) on investments                 (15.200)    (9.499)    (7.024)    13.051     12.407
                                          --------   --------   --------   --------   --------
  Net increase (decrease) in
     Accumulation Unit Value               (14.453)    (8.836)    (6.359)    13.742     13.092
  Accumulation Unit Value:
     Beginning of year                      66.556     75.392     81.751     68.009     54.917
                                          --------   --------   --------   --------   --------
     End of year                          $ 52.103   $ 66.556   $ 75.392   $ 81.751   $ 68.009
                                          ========   ========   ========   ========   ========
Total return                                (21.72)%   (11.72)%    (7.78)%    20.21%     23.84%
Ratio to Average Net Assets:
  Expenses (1)                                0.37%      0.37%      0.37%      0.37%      0.37%
  Investment income-net                       1.27%      0.97%      0.82%      0.95%      1.14%
Portfolio turnover rate                       5.33%      9.86%     20.68%     37.93%     45.93%
Thousands of Accumulation Units
  outstanding at end of year                11,801     12,517     13,147     12,630     11,145

(1) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Account's expense ratio for the periods listed would have been higher (see Note 2).

NOTE 5. ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:

                                                             Years Ended December 31,
                                                             -------------------------
                                                                2002          2001
                                                             -----------   -----------
Accumulation Units:
  Credited for premiums                                         664,769       769,448
  Cancelled for transfers and disbursements                  (1,381,252)   (1,399,262)
  Outstanding:
     Beginning of year                                       12,517,257    13,147,071
                                                             ----------    ----------
     End of year                                             11,800,774    12,517,257
                                                             ==========    ==========

NOTE 6. LINE OF CREDIT

The Account participates in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of contractowner withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During the year ended December 31, 2002, the Account borrowed under this facility. The average daily loan balance during the eleven day period for which the loan was outstanding amounted to $6.4 million and the weighted average interest rate was 2.13%. The related interest expense was $4,153.

B- 24 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

  [ERNST & YOUNG LOGO]                               ERNST & YOUNG LLP             Phone: (212) 773-3000
                                                       5 Times Square                   www.ey.com
                                                     New York, NY 10036

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Contractowners and Management Committee of
  TIAA Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") as of December 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of VA-1's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Account of VA-1 at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ ERNST & YOUNG LLP

February 7, 2003

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 25

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

 PRINCIPAL                                             VALUE (000)
 ---------                                             -----------
CORPORATE BONDS--0.00%
 CONSUMER CYCLICAL--0.00%
               Ugly Duckling Corp (Sub Corp)
$     1,950    12.000%, 10/23/03.....................   $      2
                                                        --------
               TOTAL CONSUMER CYCLICAL                         2
                                                        --------
 FINANCIAL SERVICES--0.00%
               National Health Investors, Inc
     10,000    9.000%, 01/01/06......................         10
                                                        --------
               TOTAL FINANCIAL SERVICES                       10
                                                        --------
               TOTAL CORPORATE BONDS
                 (Cost $13)                                   12
                                                        --------
  SHARES
  ------
 PREFERRED STOCK--0.02%
 BASIC INDUSTRIES--0.02%
      2,280    Sealed Air Corp.......................         97
                                                        --------
               TOTAL BASIC INDUSTRIES                         97
                                                        --------
 TECHNOLOGY--0.00%
        503    * Superior Trust I Series A...........          0
                                                        --------
               TOTAL TECHNOLOGY                                0
                                                        --------
               TOTAL PREFERRED STOCK
                 (Cost $123)                                  97
                                                        --------
COMMON STOCK--99.35%
 AEROSPACE AND DEFENSE--1.20%
      1,761    AAR Corp..............................          9
      2,221    * Alliant Techsystems, Inc............        138
      1,802    * Armor Holdings, Inc.................         25
      1,354    * Aviall, Inc.........................         11
     53,930    Boeing Co.............................      1,779
      1,158    * DRS Technologies, Inc...............         36
        496    * Ducommun, Inc.......................          8
        482    * Dynamics Research Corp..............          7
        825    Engineered Support Systems, Inc.......         30
     12,216    General Dynamics Corp.................        970
      6,531    Goodrich Corp.........................        120
        785    Heico Corp............................          8
        859    * Herley Industries, Inc..............         15
      1,700    * Hexcel Corp.........................          5
        504    * Integrated Defense Technology,
                 Inc.................................          7
      1,612    Kaman Corp (Class A)..................         18
      4,192    * L-3 Communications Holdings, Inc....        188
        700    * Ladish Co, Inc......................          6
     25,226    Lockheed Martin Corp..................      1,457
      1,100    * Moog, Inc (Class A).................         34
     10,476    Northrop Grumman Corp.................      1,016
      3,100    e* Orbital Sciences Corp..............         13
      8,057    PerkinElmer, Inc......................         66
      3,544    Precision Castparts Corp..............         86
     26,870    Raytheon Co...........................        826
      4,091    e* Remec, Inc.........................         16
     12,362    Rockwell Collins, Inc.................        288
        333    * Sequa Corp (Class A)................         13
      2,183    * Teledyne Technologies, Inc..........         34
      4,849    * Titan Corp..........................         50
        952    * Triumph Group, Inc..................         30
      1,518    * United Defense Industries, Inc......         35
      1,256    * Viasat, Inc.........................         14
                                                        --------
               TOTAL AEROSPACE AND DEFENSE                 7,358
                                                        --------

   SHARES                                              VALUE (000)
   ------                                              -----------
 BASIC INDUSTRIES--4.07%
        676    * Aaon, Inc...........................   $     12
        175    * AEP Industries, Inc.................          2
     15,426    Air Products & Chemicals, Inc.........        659
      3,953    * Airgas, Inc.........................         68
      6,870    * AK Steel Holding Corp...............         55
      1,703    Albany International Corp (Class A)...         35
      1,874    Albemarle Corp........................         53
     57,159    Alcoa, Inc............................      1,302
        246    Alico, Inc............................          7
      5,801    Allegheny Technologies, Inc...........         36
      1,482    Amcol International Corp..............          9
      4,150    * American Standard Cos, Inc..........        295
        330    American Woodmark Corp................         16
        266    Ameron International Corp.............         15
        793    * Applied Films Corp..................         16
      2,487    Aptargroup, Inc.......................         78
      1,500    Arch Chemicals, Inc...................         27
      3,254    Arch Coal, Inc........................         70
        310    * Avatar Holdings, Inc................          7
      6,649    Avery Dennison Corp...................        406
      3,904    Ball Corp.............................        200
      3,400    Bemis Co..............................        169
      5,538    Black & Decker Corp...................        238
      3,441    Boise Cascade Corp....................         87
      3,583    Bowater, Inc..........................        150
      1,200    * Brush Engineered Materials, Inc.....          7
      1,676    * Buckeye Technologies, Inc...........         10
        878    Building Materials Holding Corp.......         13
        302    * BWAY Corp...........................          6
      4,244    Cabot Corp............................        113
      1,600    e* Cabot Microelectronics Corp........         76
      2,400    Calgon Carbon Corp....................         12
      1,518    Cambrex Corp..........................         46
      1,600    * Caraustar Industries, Inc...........         15
      2,100    Carlisle Cos, Inc.....................         87
      1,463    Carpenter Technology Corp.............         18
        400    Centex Construction Products, Inc.....         14
      4,249    Centex Corp...........................        213
        851    Century Aluminum Co...................          6
      3,600    * Champion Enterprises, Inc...........         10
        700    Chemed Corp...........................         25
      1,008    Chesapeake Corp.......................         18
      1,687    Clarcor, Inc..........................         54
      6,349    e* Clayton Homes, Inc.................         77
        741    * Cleveland-Cliffs, Inc...............         15
      1,421    * Collins & Aikman Corp...............          6
      2,724    * Comfort Systems U.S.A., Inc.........          9
      1,736    Commercial Metals Co..................         28
      1,518    Consol Energy, Inc....................         26
      7,909    Crompton Corp.........................         47
      9,061    * Crown Cork & Seal Co, Inc...........         72
      2,754    * Cytec Industries, Inc...............         75
      7,911    D.R. Horton, Inc......................        137
        742    Deltic Timber Corp....................         20
      1,255    * Dionex Corp.........................         37
        147    * Dominion Homes, Inc.................          2
     61,253    Dow Chemical Co.......................      1,819
        376    * Drew Industries, Inc................          6
     67,411    Du Pont (E.I.) de Nemours & Co........      2,858
      3,300    e* Earthshell Corp....................          2
      5,265    Eastman Chemical Co...................        194
      8,788    Ecolab, Inc...........................        435

                       See Notes to Financial Statements
B- 26 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 BASIC INDUSTRIES--(CONTINUED)
      1,450    ElkCorp...............................   $     25
      1,050    * EMCOR Group, Inc....................         56
        960    * Encore Wire Corp....................          9
        934    * Energy Conversion Devices, Inc......          9
      8,835    Engelhard Corp........................        197
      2,332    Ferro Corp............................         57
      2,500    e* Fleetwood Enterprises, Inc.........         20
      1,417    Florida Rock Industries, Inc..........         54
      5,522    Fluor Corp............................        155
      1,933    * FMC Corp............................         53
      1,550    * Foamex International, Inc...........          5
      5,068    e* Freeport-McMoran Copper & Gold, Inc
                 (Class A)...........................         85
      1,978    Georgia Gulf Corp.....................         46
     15,610    Georgia-Pacific Corp..................        252
        558    Gibraltar Steel Corp..................         11
        770    Glatfelter............................         10
      2,325    Granite Construction, Inc.............         36
      2,618    Great Lakes Chemical Corp.............         63
        900    Greif Brothers Corp (Class A).........         21
      1,937    H.B. Fuller Co........................         50
      5,382    * Hecla Mining Co.....................         27
      5,544    * Hercules, Inc.......................         49
        977    * Hovnanian Enterprises, Inc (Class
                 A)..................................         31
      7,495    IMC Global, Inc.......................         80
        856    * Imco Recycling, Inc.................          7
      1,632    * Insituform Technologies, Inc (Class
                 A)..................................         28
      2,100    * Integrated Electrical Services,
                 Inc.................................          8
     32,595    International Paper Co................      1,140
        932    * International Specialty Products,
                 Inc.................................         10
        404    Interpool, Inc........................          6
      3,295    * Jacobs Engineering Group, Inc.......        117
        828    * Jarden Corp.........................         20
      3,024    KB Home...............................        130
     35,202    Kimberly-Clark Corp...................      1,671
      3,600    Lennar Corp...........................        186
      3,073    Lennox International, Inc.............         39
        361    e* Liquidmetal Technologies...........          4
      2,054    * Lone Star Technologies, Inc.........         31
      3,700    * Longview Fibre Co...................         27
      7,100    * Louisiana-Pacific Corp..............         57
      1,035    LSI Industries, Inc...................         14
      3,500    Lubrizol Corp.........................        107
      1,091    * Lydall, Inc.........................         12
      8,064    Lyondell Chemical Co..................        102
        862    M/I Schottenstein Homes, Inc..........         24
      1,604    MacDermid, Inc........................         37
     31,730    Masco Corp............................        668
      4,517    Massey Energy Co......................         44
        734    * Material Sciences Corp..............          9
      1,508    * Mattson Technology, Inc.............          4
      1,392    MDC Holdings, Inc.....................         53
     13,555    MeadWestvaco Corp.....................        335
      4,530    Millennium Chemicals, Inc.............         43
      1,370    Minerals Technologies, Inc............         59
        933    * Mobile Mini, Inc....................         15
        640    * Modtech Holdings, Inc...............          6
     17,729    Monsanto Co...........................        341
      1,924    * Mueller Industries, Inc.............         52
      1,321    * NCI Building Systems, Inc...........         29
     23,091    Newmont Mining Corp...................        670
        664    NL Industries, Inc....................         11
        600    * Nortek Holdings, Inc................         27

   SHARES                                              VALUE (000)
   ------                                              -----------
        414    * Northwest Pipe Co...................   $      7
      1,100    * NS Group, Inc.......................          7
      5,309    Nucor Corp............................        219
        320    e* NVR, Inc...........................        104
        730    Octel Corp............................         12
      3,420    Olin Corp.............................         53
      1,900    e OM Group, Inc.......................         13
      2,700    * Omnova Solutions, Inc...............         11
      1,889    * Oregon Steel Mills, Inc.............          8
        772    * Osmonics, Inc.......................         13
      7,603    * Owens-Illinois, Inc.................        111
      3,866    * Packaging Corp Of America...........         71
     10,887    * Pactiv Corp.........................        238
      1,250    * Palm Harbor Homes, Inc..............         22
      1,582    Peabody Energy Corp...................         46
        549    Penford Corp..........................          8
        800    Penn Engineering & Manufacturing
                 Corp................................          9
        574    Penn Virginia Corp....................         21
      1,019    * Penwest Pharmaceuticals Co..........         11
      5,322    e* Phelps Dodge Corp..................        168
     12,620    Plum Creek Timber Co, Inc.............        298
      5,611    PolyOne Corp..........................         22
      1,124    Pope & Talbot, Inc....................         16
      1,966    Potlatch Corp.........................         47
     11,460    PPG Industries, Inc...................        575
     11,063    Praxair, Inc..........................        639
      3,425    Pulte Homes, Inc......................        164
        564    Quaker Chemical Corp..................         13
      1,000    Quanex Corp...........................         34
      1,900    Rayonier, Inc.........................         86
      1,717    Reliance Steel & Aluminum Co..........         36
        708    Roanoke Electric Steel Corp...........          7
        810    Rock-Tenn Co (Class A)................         11
     10,696    Rohm & Haas Co........................        347
        900    Royal Gold, Inc.......................         22
      7,331    RPM International, Inc................        112
      1,496    * RTI International Metals, Inc.......         15
      1,661    Ryerson Tull, Inc.....................         10
      1,960    Ryland Group, Inc.....................         65
        293    Schnitzer Steel Industries, Inc (Class
                 A)..................................          6
      2,068    Schulman (A.), Inc....................         38
      2,576    * Sealed Air Corp.....................         96
      2,975    e* Shaw Group, Inc....................         49
      8,869    Sherwin-Williams Co...................        251
      5,002    e Sigma-Aldrich Corp..................        244
        711    * Silgan Holdings, Inc................         18
        852    * Simpson Manufacturing Co, Inc.......         28
        442    Skyline Corp..........................         13
     11,838    e* Smurfit-Stone Container Corp.......        182
      4,037    Snap-On, Inc..........................        113
      7,559    Solutia, Inc..........................         27
      6,587    Sonoco Products Co....................        151
      1,033    Southern Peru Copper Corp.............         15
      1,060    Spartech Corp.........................         22
      2,279    Standard-Pacific Corp.................         56
      4,636    Stanley Works.........................        160
      2,295    * Steel Dynamics, Inc.................         28
      3,103    * Stillwater Mining Co................         17
      3,005    Temple-Inland, Inc....................        135
      2,806    * Terra Industries, Inc...............          4
      1,500    Texas Industries, Inc.................         36
      3,215    e* Toll Brothers, Inc.................         65
      1,864    Tredegar Corp.........................         28

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 27

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 BASIC INDUSTRIES--(CONTINUED)
         91    Tremont Corp..........................   $      3
        400    * Trex Co, Inc........................         14
      1,227    * U.S. Concrete, Inc..................          7
      6,885    United States Steel Corp..............         90
        979    Universal Forest Products, Inc........         21
      1,027    * URS Corp............................         15
      5,847    USEC, Inc.............................         35
      2,700    b,e* USG Corp.........................         23
      3,402    Valspar Corp..........................        150
      1,229    Watsco, Inc...........................         20
      2,670    Wausau-Mosinee Paper Corp.............         30
        497    * WCI Communities, Inc................          5
      1,100    WD-40 Co..............................         29
      2,293    Wellman, Inc..........................         31
        942    West Pharmaceutical Services, Inc.....         23
     14,786    Weyerhaeuser Co.......................        728
        356    * William Lyon Homes, Inc.............          8
      4,742    e Worthington Industries, Inc.........         72
      4,714    * WR Grace & Co.......................          9
      2,700    York International Corp...............         69
                                                        --------
               TOTAL BASIC INDUSTRIES................     24,999
                                                        --------
 CONSUMER CYCLICAL--10.85%
        384    e* 1-800 Contacts, Inc................         11
      2,874    * 99 Cents Only Stores................         77
      1,037    Aaron Rents, Inc......................         23
      5,833    * Abercrombie & Fitch Co (Class A)....        119
      1,430    * Acacia Research-Acacia
                 Technologies........................          3
      4,414    e* Acclaim Entertainment, Inc.........          3
        664    * Acme Communication, Inc.............          5
      1,100    Action Performance Cos, Inc...........         21
      1,014    * Advance Auto Parts..................         50
        833    Advanced Marketing Services, Inc......         12
        899    * Aeropostale, Inc....................         10
      1,013    * AFC Enterprises, Inc................         21
        545    * Aftermarket Technology Corp.........          8
        142    * Alexander's, Inc....................          9
      2,825    * Alliance Gaming Corp................         48
      1,362    * AMC Entertainment, Inc..............         12
        715    e* Amerco, Inc........................          3
      1,900    * American Axle & Manufacturing
                 Holdings, Inc.......................         44
      3,834    * American Eagle Outfitters, Inc......         53
        709    * Ameristar Casinos, Inc..............         10
        620    Angelica Corp.........................         13
      3,066    * AnnTaylor Stores Corp...............         63
    290,613    * AOL Time Warner, Inc................      3,807
      2,068    Apogee Enterprises, Inc...............         19
      3,918    Applebee's International, Inc.........         91
      1,100    Arctic Cat, Inc.......................         18
         97    * Arden Group, Inc (Class A)..........          6
      1,792    * Argosy Gaming Co....................         34
      4,699    ArvinMeritor, Inc.....................         78
        300    * Ascent Media Group, Inc.............          0
      6,789    Autoliv, Inc..........................        142
      2,464    * Aztar Corp..........................         35
      2,000    e* Bally Total Fitness Holding Corp...         14
        700    Bandag, Inc...........................         27
        751    Barnes Group, Inc.....................         15
        745    Bassett Furniture Industries, Inc.....         11
        465    * Beasley Broadcast Group, Inc (Class
                 A)..................................          6
        300    * Bebe Stores, Inc....................          4
     19,830    * Bed Bath & Beyond, Inc..............        685
      6,092    Belo Corp (Class A)...................        130

   SHARES                                              VALUE (000)
   ------                                              -----------
        338    * Benihana, Inc (Class A).............   $      5
      8,000    * Big Lots, Inc.......................        106
        574    Blair Corp............................         13
      2,126    Blockbuster, Inc (Class A)............         26
      2,400    Bob Evans Farms, Inc..................         56
      2,130    * Boca Resorts, Inc (Class A).........         23
      1,800    BorgWarner, Inc.......................         91
      2,400    Bowne & Co, Inc.......................         29
      2,248    * Boyd Gaming Corp....................         32
      1,291    * Boyds Collection Ltd................          9
      6,702    * Brinker International, Inc..........        216
        610    * Brookstone, Inc.....................          9
      1,264    Brown Shoe Co, Inc....................         30
      6,082    Brunswick Corp........................        121
      1,092    e* Buca, Inc..........................          9
        500    * Buckle, Inc.........................          9
      1,286    Burlington Coat Factory Warehouse
                 Corp................................         23
        610    Bush Industries, Inc (Class A)........          3
      9,381    e* Cablevision Systems Corp (Class
                 A)..................................        157
        186    * Cache, Inc..........................          3
      1,020    * California Pizza Kitchen, Inc.......         26
      4,691    Callaway Golf Co......................         62
        159    * Carmike Cinemas, Inc................          3
        674    Cascade Corp..........................         11
      2,656    * Catalina Marketing Corp.............         49
      1,052    Cato Corp (Class A)...................         23
      3,640    CBRL Group, Inc.......................        110
      1,783    * CEC Entertainment, Inc..............         55
      1,029    * Central Garden & Pet Co.............         19
        900    * Championship Auto Racing Teams,
                 Inc.................................          3
        596    * Champps Entertainment, Inc..........          6
        542    * Charlotte Russe Holding, Inc........          6
      7,700    * Charming Shoppes, Inc...............         32
      9,073    e* Charter Communications, Inc (Class
                 A)..................................         11
        532    * Checkers Drive-In Restaurant........          3
        342    * Cherokee, Inc.......................          5
        758    e* Chicago Pizza & Brewery, Inc.......          5
      4,804    * Chico's FAS, Inc....................         91
        824    e* Children's Place Retail Stores,
                 Inc.................................          9
      1,590    * Choice Hotels International, Inc....         36
      1,662    * Christopher & Banks Corp............         34
        433    Churchill Downs, Inc..................         17
      3,658    * CKE Restaurants, Inc................         16
      2,858    Claire's Stores, Inc..................         63
     34,893    * Clear Channel Communications, Inc...      1,301
      6,078    * Coach, Inc..........................        200
      1,035    Coachmen Industries, Inc..............         16
        300    * Coldwater Creek, Inc................          6
        720    * Cole National Corp..................          8
        904    * Columbia Sportswear Co..............         40
     86,501    * Comcast Corp........................      2,039
     63,897    * Comcast Corp Special................      1,443
      4,500    Cooper Tire & Rubber Co...............         69
      4,822    * Copart, Inc.........................         57
     14,022    * Cox Communications, Inc (Class A)...        398
      2,400    * Cox Radio, Inc (Class A)............         55
        500    CPI Corp..............................          7
        601    e* Cross Media Marketing Corp.........          0
      1,802    * Crown Media Holdings, Inc (Class
                 A)..................................          4
        200    * CSS Industries, Inc.................          7
        434    * Culp, Inc...........................          4
      2,129    * Cumulus Media, Inc (Class A)........         32

                       See Notes to Financial Statements
B- 28 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 CONSUMER CYCLICAL--(CONTINUED)
     10,224    Dana Corp.............................   $    120
     11,718    Darden Restaurants, Inc...............        240
        790    * Dave & Buster's, Inc................          7
     38,061    Delphi Corp...........................        306
        794    * Department 56, Inc..................         10
        963    e* DHB Industries, Inc................          2
      4,851    Dillard's, Inc (Class A)..............         77
     19,165    Dollar General Corp...................        229
      1,736    * Dollar Thrifty Automotive Group,
                 Inc.................................         37
      7,780    * Dollar Tree Stores, Inc.............        191
      2,613    Donaldson Co, Inc.....................         94
        700    Dover Downs Gaming & Entertainment,
                 Inc.................................          6
      1,000    Dover Motorsport, Inc.................          5
      3,382    Dow Jones & Co, Inc...................        146
      2,000    * Dress Barn, Inc.....................         27
      1,000    * Dura Automotive Systems, Inc........         10
     19,764    Eastman Kodak Co......................        693
     16,586    * EchoStar Communications Corp (Class
                 A)..................................        369
        908    * Elizabeth Arden, Inc................         13
      2,497    * Emmis Communications Corp (Class
                 A)..................................         52
      2,405    * Entercom Communications Corp........        113
      3,129    * Entravision Communications Corp
                 (Class A)...........................         31
      2,800    Equity Inns, Inc......................         17
        258    * Escalade, Inc.......................          5
        860    e* EUniverse, Inc.....................          5
      4,994    * Extended Stay America, Inc..........         74
      1,500    e Factset Research Systems, Inc.......         42
     10,890    Family Dollar Stores, Inc.............        340
     13,681    * Federated Department Stores, Inc....        393
      1,352    * Finish Line, Inc (Class A)..........         14
        354    Fisher Communications, Inc............         19
        554    Florida East Coast Industries, Inc
                 (Class B)...........................         12
      9,506    * Foot Locker, Inc....................        100
      1,400    e* Footstar, Inc......................         10
    122,517    e Ford Motor Co.......................      1,139
      1,593    Forest City Enterprises, Inc (Class
                 A)..................................         53
      1,445    * Fossil, Inc.........................         29
      8,785    * Fox Entertainment Group, Inc (Class
                 A)..................................        228
      1,557    Fred's, Inc...........................         40
      1,193    Friedman's, Inc (Class A).............         10
      1,405    G & K Services, Inc (Class A).........         50
     18,015    Gannett Co, Inc.......................      1,293
     41,809    Gap, Inc..............................        649
      1,554    * Gaylord Entertainment Co............         32
     16,190    * Gemstar-TV Guide International,
                 Inc.................................         53
      2,274    GenCorp, Inc..........................         18
     37,909    General Motors Corp...................      1,397
     62,788    * General Motors Corp (Class H).......        672
      1,554    * Genesco, Inc........................         29
      5,139    * Gentex Corp.........................        163
     11,846    Genuine Parts Co......................        365
      9,852    Goodyear Tire & Rubber Co.............         67
      1,138    * Goody's Family Clothing, Inc........          5
      3,219    Graco, Inc............................         92
        674    Gray Television, Inc (Class A)........          8
         52    Grey Global Group, Inc................         32
      1,297    * Group 1 Automotive, Inc.............         31
      1,332    e* GSI Commerce, Inc..................          5
        540    * Guess?, Inc.........................          2
        982    * Guitar Center, Inc..................         16
        844    * Gulfmark Offshore, Inc..............         12
      1,721    * Gymboree Corp.......................         27

   SHARES                                              VALUE (000)
   ------                                              -----------
      1,144    Hancock Fabrics, Inc..................   $     17
      1,800    * Handleman Co........................         21
     20,433    Harley-Davidson, Inc..................        944
      1,773    Harman International Industries,
                 Inc.................................        105
      7,808    * Harrah's Entertainment, Inc.........        309
      2,663    * Harris Interactive, Inc.............          8
      4,122    Harte-Hanks, Inc......................         77
      1,232    Haverty Furniture Cos, Inc............         17
      1,228    * Hearst-Argyle Television, Inc.......         30
        498    * Hibbett Sporting Goods, Inc.........         12
     22,518    Hilton Hotels Corp....................        286
      4,081    * Hispanic Broadcasting Corp..........         84
      3,730    Hollinger International, Inc..........         38
        700    * Hollywood Casino Corp (Class A).....          9
      3,398    * Hollywood Entertainment Corp........         51
      2,236    e* Hot Topic, Inc.....................         51
      1,008    * iDine Rewards Network, Inc..........         11
      1,384    * IHOP Corp...........................         33
        700    * IMPCO Technologies, Inc.............          3
        734    * Information Holdings, Inc...........         11
      2,972    * Insight Communications Co, Inc......         37
      2,541    * Interactive Data Corp...............         35
      1,548    Intermet Corp.........................          7
      6,087    * International Game Technology.......        462
      1,882    International Speedway Corp (Class
                 A)..................................         70
     25,852    Interpublic Group Of Cos, Inc.........        364
      1,786    * Intertan, Inc.......................         13
      1,142    * Isle Of Capri Casinos, Inc..........         15
     18,144    J.C. Penney Co, Inc...................        417
      2,556    * Jack In The Box, Inc................         44
      1,657    * Jakks Pacific, Inc..................         22
      1,030    e* Jo-Ann Stores, Inc (Class A).......         24
      5,980    Johnson Controls, Inc.................        479
        264    * Johnson Outdoors, Inc (Class A).....          3
      8,160    * Jones Apparel Group, Inc............        289
      1,919    * Journal Register Co.................         34
      1,314    * K2, Inc.............................         12
      1,700    Kellwood Co...........................         44
        500    * Kenneth Cole Productions, Inc (Class
                 A)..................................         10
        739    * Keystone Automotive Industries,
                 Inc.................................         11
      2,436    Kimball International, Inc (Class
                 B)..................................         35
      1,369    * Kirby Corp..........................         37
      5,719    Knight Ridder, Inc....................        362
     19,677    * Kohl's Corp.........................      1,101
      2,801    * Krispy Kreme Doughnuts, Inc.........         95
      1,551    * Kroll, Inc..........................         30
        915    K-Swiss, Inc (Class A)................         20
      5,102    * Lamar Advertising Co................        172
      1,378    Landry's Restaurants, Inc.............         29
      1,208    LaSalle Hotel Properties..............         17
      3,552    La-Z-Boy, Inc.........................         85
      4,499    * Lear Corp...........................        150
      3,000    Lee Enterprises, Inc..................        101
     13,371    Leggett & Platt, Inc..................        300
      1,100    Libbey, Inc...........................         29
    182,324    * Liberty Media Corp (Class A)........      1,630
     28,816    Limited Brands, Inc...................        401
      1,227    * Lin TV Corp (Class A)...............         30
      2,407    * Linens 'n Things, Inc...............         54
      7,265    Liz Claiborne, Inc....................        215
        791    * Lodgenet Entertainment Corp.........          8
      1,175    Lone Star Steakhouse & Saloon, Inc....         23
      1,800    * Luby's, Inc.........................          5

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 29

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 CONSUMER CYCLICAL--(CONTINUED)
      2,817    * Mandalay Resort Group...............   $     86
      1,242    Marcus Corp...........................         18
        474    Marine Products Corp..................          5
     13,035    Marriott International, Inc (Class
                 A)..................................        428
        600    e* Martha Stewart Living Omnimedia,
                 Inc (Class A).......................          6
      4,500    * Mascotech, Inc (Escrow).............          0
        986    * Maxwell Shoe Co, Inc (Class A)......         11
     19,421    e May Department Stores Co............        446
      5,338    Maytag Corp...........................        152
      1,222    McClatchy Co (Class A)................         69
     85,871    McDonald's Corp.......................      1,381
     13,149    McGraw-Hill Cos, Inc..................        795
        918    Media General, Inc (Class A)..........         55
      3,855    * Mediacom Communications Corp........         34
        778    e* Medis Technologies Ltd.............          4
      2,269    * Men's Wearhouse, Inc................         39
      2,846    Meredith Corp.........................        117
      1,315    * Metro One Telecommunications, Inc...          8
      3,154    * Metro-Goldwyn-Mayer, Inc............         41
      4,588    * MGM Mirage..........................        151
      4,573    * Michaels Stores, Inc................        143
      1,115    * Micros Systems, Inc.................         25
        643    * Midas, Inc..........................          4
      1,980    e* Midway Games, Inc..................          8
      2,000    Modine Manufacturing Co...............         35
      3,500    * Mohawk Industries, Inc..............        199
      1,720    * Monaco Coach Corp...................         28
        230    * Monarch Casino & Resort, Inc........          3
        388    * Monro Muffler Brake, Inc............          7
        352    * Mossimo, Inc........................          2
        145    * Mothers Work, Inc...................          5
      1,042    * Movie Gallery, Inc..................         14
      2,007    * MSC Industrial Direct Co (Class
                 A)..................................         36
      1,437    * MTR Gaming Group, Inc...............         11
        736    e* Multimedia Games, Inc..............         20
      1,428    Myers Industries, Inc.................         15
        300    National Presto Industries, Inc.......          9
      1,819    * Nautica Enterprises, Inc............         20
      2,137    e* Nautilus Group, Inc................         29
      1,830    e* Neiman Marcus Group, Inc (Class
                 A)..................................         56
        723    * Neiman Marcus Group, Inc (Class
                 B)..................................         20
        100    * Netratings, Inc.....................          1
      9,201    New York Times Co (Class A)...........        421
      4,958    Nike, Inc (Class B)...................        220
      6,514    Nordstrom, Inc........................        124
      1,900    * Oakley, Inc.........................         20
      1,120    * O'Charley's, Inc....................         23
     12,672    Omnicom Group, Inc....................        819
      2,761    * O'Reilly Automotive, Inc............         70
        739    Oshkosh B'gosh, Inc (Class A).........         21
      1,007    Oshkosh Truck Corp....................         62
      4,119    Outback Steakhouse, Inc...............        142
        437    Oxford Industries, Inc................         11
      1,119    e* P.F. Chang's China Bistro, Inc.....         41
      3,166    * Pacific Sunwear Of California,
                 Inc.................................         56
      2,069    * PanAmSat Corp.......................         30
      1,488    * Panera Bread Co (Class A)...........         52
        875    e* Papa John's International, Inc.....         24
     18,755    * Park Place Entertainment Corp.......        158
        600    e* Parkervision, Inc..................          5
      1,546    * Payless Shoesource, Inc.............         80
      1,866    * Penn National Gaming, Inc...........         30

   SHARES                                              VALUE (000)
   ------                                              -----------
      1,074    * Penton Media, Inc...................   $      1
      2,973    * Performance Food Group Co...........        101
      1,700    Phillips-Van Heusen Corp..............         20
      6,500    Pier 1 Imports, Inc...................        123
      1,730    * Pinnacle Entertainment, Inc.........         12
      4,100    * Pinnacle Systems, Inc...............         56
      1,258    * Pixar, Inc..........................         67
      1,112    * PLATO Learning, Inc.................          7
        945    e* Playboy Enterprises, Inc (Class
                 B)..................................         10
      1,600    e Polaris Industries, Inc.............         94
      2,209    * Polo Ralph Lauren Corp..............         48
      2,200    * Presstek, Inc.......................         10
        300    * Pricesmart, Inc.....................          7
      3,200    * Prime Hospitality Corp..............         26
      9,402    * Primedia, Inc.......................         19
      1,000    * Private Media Group, Inc............          3
        639    Pulitzer, Inc.........................         29
        860    * Quaker Fabric Corp..................          6
      1,403    * Quiksilver, Inc.....................         37
        610    * Racing Champions Ertl Corp..........          8
      3,960    * Radio One, Inc (Class A)............         58
        820    * Radio One, Inc (Class D)............         12
      1,420    * Rare Hospitality International,
                 Inc.................................         39
      2,992    * Raytech Corp........................         17
      6,850    Reader's Digest Association, Inc
                 (Class A)...........................        103
      3,360    * Reebok International Ltd............         99
      1,299    Regal Entertainment Group (Class A)...         28
      1,300    * Regent Communications, Inc..........          8
      3,015    Regis Corp............................         78
      1,863    * Rent-A-Center, Inc..................         93
      1,353    * Resources Connection, Inc...........         31
        605    * Rex Stores Corp.....................          6
        430    Riviana Foods, Inc....................         12
      5,396    Ross Stores, Inc......................        229
      4,500    Ruby Tuesday, Inc.....................         78
      1,702    Russell Corp..........................         28
      3,096    * Ryan's Family Steak Houses, Inc.....         35
      1,057    * Saga Communications, Inc (Class
                 A)..................................         20
      8,317    * Saks, Inc...........................         98
        695    * Salem Communications Corp (Class
                 A)..................................         17
        460    e* Salton, Inc........................          4
        600    Schawk, Inc...........................          6
      2,073    * Scholastic Corp.....................         75
      2,308    * Scientific Games Corp (Class A).....         17
      1,306    * Scotts Co (Class A).................         64
      1,238    e* SCP Pool Corp......................         36
      2,002    Scripps (E.W.) Co (Class A)...........        154
     19,192    Sears Roebuck & Co....................        460
        517    * Shoe Carnival, Inc..................          7
      2,069    * ShopKo Stores, Inc..................         26
      1,230    e* Shuffle Master, Inc................         24
      2,214    * Sinclair Broadcast Group, Inc (Class
                 A)..................................         26
      4,700    e* Sirius Satellite Radio, Inc........          3
      6,211    * Six Flags, Inc......................         35
      1,197    Smith (A.O.) Corp.....................         32
      1,793    * Sonic Automotive, Inc...............         27
      2,516    * Sonic Corp..........................         52
      3,230    * Sotheby's Holdings, Inc (Class A)...         29
      2,599    * Spanish Broadcasting System, Inc
                 (Class A)...........................         19
        649    Spartan Motors, Inc...................          7
      1,000    Speedway Motorsports, Inc.............         26
      1,755    e* Sports Resorts International,
                 Inc.................................         10
      1,437    * Stage Stores, Inc...................         30

                       See Notes to Financial Statements
B- 30 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 CONSUMER CYCLICAL--(CONTINUED)
        500    Standard Motor Products, Inc..........   $      7
        389    * Stanley Furniture Co, Inc...........          9
     26,220    e* Starbucks Corp.....................        534
     13,596    Starwood Hotels & Resorts Worldwide,
                 Inc.................................        323
      2,498    * Station Casinos, Inc................         44
      2,167    Steelcase, Inc (Class A)..............         24
      1,757    * Stein Mart, Inc.....................         11
        600    * Steven Madden Ltd...................         11
        700    * Stoneridge, Inc.....................          8
      2,696    Stride Rite Corp......................         19
      1,400    Sturm Ruger & Co, Inc.................         13
      1,431    Superior Industries International,
                 Inc.................................         59
      2,200    * Sylvan Learning Systems, Inc........         36
      1,800    Talbots, Inc..........................         50
        400    Tanger Factory Outlet Centers, Inc....         12
     61,487    Target Corp...........................      1,845
      1,219    * TBC Corp............................         15
      2,719    * Tenneco Automotive, Inc.............         11
      3,430    * The Cheesecake Factory, Inc.........        124
      2,355    * The Sports Authority, Inc...........         16
      1,400    * The Steak n Shake Co................         14
        576    * Thomas Nelson, Inc..................          6
      1,100    Thor Industries, Inc..................         38
      2,833    e* THQ, Inc...........................         38
      7,623    Tiffany & Co..........................        182
      1,268    * Timberland Co (Class A).............         45
     36,478    TJX Cos, Inc..........................        712
      2,439    * Too, Inc............................         57
      2,585    * Topps Co, Inc.......................         22
      3,113    * Tower Automotive, Inc...............         14
     13,166    Tribune Co............................        599
        269    * Tropical Sportswear International
                 Corp................................          2
     12,046    * U.S.A. Interactive, Inc.............        275
      3,511    * Unifi, Inc..........................         18
      5,408    * UnitedGlobalcom, Inc (Class A)......         13
      1,000    * Universal Electronics, Inc..........         10
     10,478    e* Univision Communications, Inc
                 (Class A)...........................        257
        533    * Urban Outfitters, Inc...............         13
        582    * Vail Resorts, Inc...................          9
      3,432    * Valassis Communications, Inc........        101
      1,056    * Vans, Inc...........................          6
      2,249    * Vastera, Inc........................         13
      5,742    VF Corp...............................        207
      7,400    * Viacom, Inc (Class A)...............        302
     98,378    * Viacom, Inc (Class B)...............      4,010
      9,045    Visteon Corp..........................         63
      1,600    * Wabash National Corp................         13
    184,840    Wal-Mart Stores, Inc..................      9,336
    138,333    Walt Disney Co........................      2,256
        176    Washington Post Co (Class B)..........        130
      7,405    Wendy's International, Inc............        200
        744    * West Marine, Inc....................         10
      2,600    e* Westpoint Stevens, Inc.............          2
      5,301    * Westwood One, Inc...................        198
      1,813    * Wet Seal, Inc (Class A).............         20
      4,323    Whirlpool Corp........................        226
      3,300    Wiley (John) & Sons, Inc (Class A)....         79
      6,132    * Williams-Sonoma, Inc................        166
        700    * Wilsons The Leather Experts, Inc....          4
        867    Winnebago Industries, Inc.............         34
      1,562    * WMS Industries, Inc.................         23
      2,882    Wolverine World Wide, Inc.............         44

   SHARES                                              VALUE (000)
   ------                                              -----------
        600    Woodward Governor Co..................   $     26
        717    * World Wrestling Federation
                 Entertainment, Inc..................          6
      3,608    e* XM Satellite Radio Holdings, Inc...         10
     26,510    * Yahoo!, Inc.........................        433
      1,003    * Young Broadcasting, Inc (Class A)...         13
     20,153    * Yum! Brands, Inc....................        488
      2,294    * Zale Corp...........................         73
      1,300    * Zenith Electronics Corp.............          0
      2,400    * Zomax, Inc..........................         10
                                                        --------
               TOTAL CONSUMER CYCLICAL...............     66,739
                                                        --------
 CONSUMER NON-CYCLICAL--10.39%
        877    * 1-800-Flowers.com, Inc (Class A)....          5
      1,696    * 7-Eleven, Inc.......................         13
        872    * AC Moore Arts & Crafts, Inc.........         11
      2,414    Alberto-Culver Co (Class B)...........        122
     25,719    Albertson's, Inc......................        573
     12,914    e* Amazon.Com, Inc....................        244
      4,531    * American Greetings Corp (Class A)...         72
      1,106    e* American Italian Pasta Co (Class
                 A)..................................         40
     59,471    Anheuser-Busch Cos, Inc...............      2,878
      1,164    * Applica, Inc........................          6
      2,166    * Aramark Corp (Class B)..............         51
     38,704    Archer Daniels Midland Co.............        480
        553    * Asbury Automotive Group, Inc........          5
        900    * Aurora Foods, Inc...................          1
     13,682    * Autonation, Inc.....................        172
      4,854    * Autozone, Inc.......................        343
     16,002    Avon Products, Inc....................        862
      3,004    * Barnes & Noble, Inc.................         54
     17,471    * Best Buy Co, Inc....................        422
      4,983    * BJ's Wholesale Club, Inc............         91
      2,239    Blyth, Inc............................         60
      5,623    * Borders Group, Inc..................         91
        700    * Boston Beer Co, Inc (Class A).......         10
        208    Bridgford Foods Corp..................          2
      2,314    Brown-Forman Corp (Class B)...........        151
         39    * Bruno's Supermarkets, Inc...........          0
      2,500    e* Cadiz, Inc.........................          1
     15,285    Campbell Soup Co......................        359
      7,018    * Carmax, Inc.........................        125
      2,822    Casey's General Stores, Inc...........         34
      4,002    * CDW Computer Centers, Inc...........        175
      2,584    * Chiquita Brands International,
                 Inc.................................         34
      2,493    Church & Dwight Co, Inc...............         76
     14,461    Circuit City Stores, Inc (Circuit City
                 Group)..............................        107
     11,442    Clorox Co.............................        472
         63    Coca-Cola Bottling Co Consolidated....          4
    137,703    Coca-Cola Co..........................      6,034
     15,888    Coca-Cola Enterprises, Inc............        345
     37,093    Colgate-Palmolive Co..................      1,945
     36,288    e Conagra Foods, Inc..................        908
      5,033    * Constellation Brands, Inc (Class
                 A)..................................        119
      1,894    Coors (Adolph) Co (Class B)...........        116
      2,328    Corn Products International, Inc......         70
      1,370    e* Cost Plus, Inc.....................         39
     30,694    * Costco Wholesale Corp...............        861
     26,568    CVS Corp..............................        663
      6,122    * Dean Foods Co.......................        227
        299    * DEL Laboratories, Inc...............          6
     12,588    * Del Monte Foods Co..................         97
      2,443    Delta & Pine Land Co..................         50
      6,530    Dial Corp.............................        133

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 31

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 CONSUMER NON-CYCLICAL--(CONTINUED)
      3,045    DIMON, Inc............................   $     18
      2,921    Dole Food Co..........................         95
      1,240    Dreyer's Grand Ice Cream, Inc.........         88
      1,873    * Drugstore.Com, Inc..................          4
      1,510    * Duane Reade, Inc....................         26
     10,163    * eBay, Inc...........................        689
        700    * Electronics Boutique Holdings
                 Corp................................         11
      6,302    * Energizer Holdings, Inc.............        176
      7,158    Estee Lauder Cos (Class A)............        189
      2,243    Ethan Allen Interiors, Inc............         77
        544    e* Expedia, Inc (Class A).............         36
        115    * Expedia, Inc Wts 02/04/09...........          4
        900    * Factory 2-U Stores, Inc.............          3
      1,198    * FAO, Inc............................          1
         65    Farmer Brothers Co....................         20
      3,981    Fastenal Co...........................        149
        383    * Finlay Enterprises, Inc.............          5
      2,762    e Fleming Cos, Inc....................         18
      1,589    Flowers Foods, Inc....................         31
      1,297    * FTI Consulting, Inc.................         52
      3,459    * Furniture Brands International,
                 Inc.................................         82
        394    * Gaiam, Inc..........................          4
        747    * Galyans Trading Co, Inc.............          7
      1,300    e* Gamestop Corp......................         13
        452    * Gart Sports Co......................          9
     24,741    General Mills, Inc....................      1,162
     71,716    e Gillette Co.........................      2,177
      1,203    * Great Atlantic & Pacific Tea Co,
                 Inc.................................         10
        226    * Green Mountain Coffee, Inc..........          3
     23,778    H.J. Heinz Co.........................        782
      1,696    * Hain Celestial Group, Inc...........         26
      9,648    Hasbro, Inc...........................        111
      5,200    Herman Miller, Inc....................         96
      6,372    Hershey Foods Corp....................        430
    159,404    Home Depot, Inc.......................      3,819
        469    * Horizon Organic Holding Corp........          8
      5,077    Hormel Foods Corp.....................        118
      1,700    Hughes Supply, Inc....................         46
        700    Ingles Markets, Inc (Class A).........          8
      2,951    * Insight Enterprises, Inc............         25
        236    Inter Parfums, Inc....................          2
      3,257    Interface, Inc (Class A)..............         10
      4,926    International Flavors & Fragrances,
                 Inc.................................        173
      1,137    * International Multifoods Corp.......         24
      2,936    Interstate Bakeries Corp..............         45
        400    * J & J Snack Foods Corp..............         14
      3,016    J.M. Smucker Co.......................        120
      1,216    * Jill (J.) Group, Inc................         17
     16,699    Kellogg Co............................        572
     19,037    Kraft Foods, Inc (Class A)............        741
     53,902    * Kroger Co...........................        833
      1,933    Lancaster Colony Corp.................         76
      1,746    Lance, Inc............................         21
        561    * Lithia Motors, Inc (Class A)........          9
      1,876    Loews Corp (Carolina Group)...........         38
      2,200    Longs Drug Stores Corp................         46
     52,728    Lowe's Cos............................      1,977
        525    * MarineMax, Inc......................          6
      1,224    * Marvel Enterprises, Inc.............         11
     29,631    Mattel, Inc...........................        567
      9,489    McCormick & Co, Inc (Non-Vote)........        220
      1,011    * Monterey Pasta Co...................          4

   SHARES                                              VALUE (000)
   ------                                              -----------
        589    Movado Group, Inc.....................   $     11
        785    Nash Finch Co.........................          6
        259    * National Beverage Corp..............          4
        847    Nature's Sunshine Products, Inc.......          8
      2,946    * NBTY, Inc...........................         52
        397    e* NetFlix, Inc.......................          4
     18,120    Newell Rubbermaid, Inc................        550
      3,183    Nu Skin Enterprises, Inc (Class A)....         38
     20,901    * Office Depot, Inc...................        308
      8,289    * OfficeMax, Inc......................         41
      1,039    Oneida Ltd............................         11
        216    * Overstock.com, Inc..................          3
        425    * Party City Corp.....................          5
      2,206    * Pathmark Stores, Inc................         11
        400    * PC Connection, Inc..................          2
        624    * Peets Coffee & Tea, Inc.............          9
        768    * Penn Traffic Co.....................          3
      3,435    Pep Boys-Manny Moe & Jack.............         40
     11,947    Pepsi Bottling Group, Inc.............        307
      5,901    PepsiAmericas Inc.....................         79
    120,002    PepsiCo, Inc..........................      5,066
      4,300    * Perrigo Co..........................         52
      1,043    * Petco Animal Supplies, Inc..........         24
      8,132    * Petsmart, Inc.......................        139
    145,149    Philip Morris Cos, Inc................      5,883
      1,099    Pilgrim's Pride Corp (Class B)........          9
      1,900    * Playtex Products, Inc...............         19
      9,098    e* Priceline.com, Inc.................         15
      1,157    * Princeton Review, Inc...............          6
     88,173    Procter & Gamble Co...................      7,578
      6,290    R.J. Reynolds Tobacco Holdings, Inc...        265
     11,917    RadioShack Corp.......................        223
      2,156    * Ralcorp Holdings, Inc...............         54
      1,285    * Restoration Hardware, Inc...........          6
        615    e* Revlon, Inc (Class A)..............          2
     27,940    * Rite Aid Corp.......................         68
        669    * Robert Mondavi Corp (Class A).......         21
      2,200    Ruddick Corp..........................         30
        700    Russ Berrie & Co, Inc.................         24
     31,097    * Safeway, Inc........................        726
     52,984    Sara Lee Corp.........................      1,193
      1,040    Schweitzer-Mauduit International,
                 Inc.................................         25
         26    Seaboard Corp.........................          6
        993    * Seminis, Inc (Class A)..............          3
      3,076    Sensient Technologies Corp............         69
        508    * Sharper Image Corp..................          9
      1,100    * Skechers U.S.A., Inc (Class A)......          9
        900    * Smart & Final, Inc..................          5
      7,580    * Smithfield Foods, Inc...............        150
      2,500    * Stamps.com, Inc.....................         12
        803    Standard Commercial Corp..............         15
     31,769    * Staples, Inc........................        581
        298    * Steinway Musical Instruments, Inc...          5
        500    Stepan Co.............................         13
      2,382    * The Bombay Co, Inc..................         12
      1,000    Thomas Industries, Inc................         26
      2,331    * Ticketmaster (Class B)..............         49
      1,726    Tootsie Roll Industries, Inc..........         53
     13,415    * Toys "R" Us, Inc....................        134
        980    * Tractor Supply Co...................         37
      1,215    * Trans World Entertainment Corp......          4
        955    * Triarc Cos, Inc.....................         25
        700    * Tuesday Morning Corp................         12

                       See Notes to Financial Statements
B- 32 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 CONSUMER NON-CYCLICAL--(CONTINUED)
      3,650    Tupperware Corp.......................   $     55
      1,389    * Tweeter Home Entertainment Group,
                 Inc.................................          8
     15,485    Tyson Foods, Inc (Class A)............        174
      1,214    * United Auto Group, Inc..............         15
      1,291    * United Natural Foods, Inc...........         33
      1,760    Universal Corp........................         65
     11,469    UST, Inc..............................        383
      1,504    * Valuevision International, Inc
                 (Class A)...........................         23
      1,357    Vector Group Ltd......................         16
        624    * Virbac Corp.........................          4
     69,086    Walgreen Co...........................      2,017
        765    * Water Pik Technologies, Inc.........          6
      1,705    * Weight Watchers International,
                 Inc.................................         78
        779    Weis Markets, Inc.....................         24
        805    * Whitehall Jewellers, Inc............          8
      3,539    * Whole Foods Market, Inc.............        187
      1,385    * Wild Oats Markets, Inc..............         14
      4,470    Winn-Dixie Stores, Inc................         68
     10,965    Wrigley (Wm.) Jr Co...................        602
      1,948    * Yankee Candle Co, Inc...............         31
                                                        --------
               TOTAL CONSUMER NON-CYCLICAL...........     63,873
                                                        --------
 ENERGY--5.65%
        997    * 3TEC Energy Corp....................         14
      4,764    Amerada Hess Corp.....................        262
     16,823    Anadarko Petroleum Corp...............        806
      9,360    Apache Corp...........................        533
      4,796    Ashland, Inc..........................        137
        673    * Atwood Oceanics, Inc................         20
     22,875    Baker Hughes, Inc.....................        736
      1,300    Berry Petroleum Co (Class A)..........         22
     10,660    * BJ Services Co......................        344
     13,660    Burlington Resources, Inc.............        583
      2,023    Cabot Oil & Gas Corp (Class A)........         50
      2,644    * Cal Dive International, Inc.........         62
        662    CARBO Ceramics, Inc...................         22
      9,900    Chesapeake Energy Corp................         77
     72,458    ChevronTexaco Corp....................      4,817
      2,899    * Cimarex Energy Co...................         52
      1,600    * Comstock Resources, Inc.............         15
     45,664    ConocoPhillips........................      2,210
      3,197    * Cooper Cameron Corp.................        159
      1,411    * Denbury Resources, Inc..............         16
      9,789    Devon Energy Corp.....................        449
      3,682    Diamond Offshore Drilling, Inc........         80
        463    * Dril-Quip, Inc......................          8
        111    * Encore Acquisition Co...............          2
      1,380    * Energy Partners Ltd.................         15
      9,849    ENSCO International, Inc..............        290
      7,954    EOG Resources, Inc....................        318
      1,332    * Evergreen Resources, Inc............         60
      1,120    e* Exploration Co Of Delaware, Inc....          3
    460,107    Exxon Mobil Corp......................     16,076
      2,084    * Forest Oil Corp.....................         57
         14    * Forest Oil Corp Wts 02/15/04........          0
         14    * Forest Oil Corp Wts 02/15/05........          0
      1,879    Frontier Oil Corp.....................         32
        293    Getty Realty Corp.....................          6
      4,627    * Global Industries Ltd...............         19
      6,404    * Grant Prideco, Inc..................         75
     12,038    * Grey Wolf, Inc......................         48
        546    * Gulf Island Fabrication, Inc........          9
     29,579    Halliburton Co........................        553

   SHARES                                              VALUE (000)
   ------                                              -----------
      3,495    * Hanover Compressor Co...............   $     32
      2,496    * Harvest Natural Resources, Inc......         16
      3,449    Helmerich & Payne, Inc................         96
        689    Holly Corp............................         15
      1,000    * Horizon Offshore, Inc...............          5
        700    * Houston Exploration Co..............         21
        835    * Hydril Co...........................         20
      3,300    * Input/Output, Inc...................         14
      6,840    Kerr-McGee Corp.......................        303
      6,598    * Key Energy Services, Inc............         59
        400    Lufkin Industries, Inc................          9
      3,412    * Magnum Hunter Resources, Inc........         20
        572    * Magnum Hunter Resources, Inc Wts
                 03/21/05............................          0
     20,900    Marathon Oil Corp.....................        445
      2,707    * Maverick Tube Corp..................         35
      3,066    e* Meridian Resource Corp.............          3
      4,882    Murphy Oil Corp.......................        209
      5,494    * National-Oilwell, Inc...............        120
      3,059    * Newfield Exploration Co.............        110
      3,939    Noble Energy, Inc.....................        148
      1,100    * Nuevo Energy Co.....................         12
     25,496    Occidental Petroleum Corp.............        725
     12,100    Ocean Energy, Inc.....................        242
      1,600    * Oceaneering International, Inc......         40
      5,591    * Parker Drilling Co..................         12
      1,750    Patina Oil & Gas Corp.................         55
      4,874    * Patterson-UTI Energy, Inc...........        147
        181    * Petroleum Helicopters (Vote)........          5
      7,882    * Pioneer Natural Resources Co........        199
      1,700    * Plains Exploration & Production
                 Co..................................         17
      1,700    * Plains Resources, Inc...............         20
      3,508    Pogo Producing Co.....................        131
      1,296    * Premcor, Inc........................         29
      7,574    * Pride International, Inc............        113
        650    * Prima Energy Corp...................         15
      3,492    * Range Resources Corp................         19
      1,242    * Remington Oil & Gas Corp............         20
      6,462    Rowan Cos, Inc........................        147
        700    RPC, Inc..............................          8
      1,146    * Seacor Smit, Inc....................         51
      6,952    * Smith International, Inc............        227
      1,366    * Spinnaker Exploration Co............         30
      2,000    St. Mary Land & Exploration Co........         50
      1,545    * Stone Energy Corp...................         52
      4,632    Sunoco, Inc...........................        154
      3,300    * Superior Energy Services, Inc.......         27
      1,700    * Swift Energy Co.....................         16
      4,106    * Tesoro Petroleum Corp...............         19
      3,563    Tidewater, Inc........................        111
      2,400    * Tom Brown, Inc......................         60
        486    * Total Fina Elf S.A. Wts 08/05/03....         12
      1,143    * Transmontaigne, Inc.................          5
      1,583    * Trico Marine Services, Inc..........          5
      2,600    * Unit Corp...........................         48
      1,098    * Universal Compression Holdings,
                 Inc.................................         21
     17,697    e Unocal Corp.........................        541
      6,895    Valero Energy Corp....................        255
      5,420    * Varco International, Inc............         94
      2,260    * Veritas DGC, Inc....................         18
      3,500    Vintage Petroleum, Inc................         37
      1,153    * Westport Resources Corp.............         24
      1,475    * W-H Energy Services, Inc............         22

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 33

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 ENERGY--(CONTINUED)
        637    World Fuel Services Corp..............   $     13
      8,036    XTO Energy, Inc.......................        198
                                                        --------
               TOTAL ENERGY..........................     34,763
                                                        --------
 FINANCIAL SERVICES--21.37%
      1,016    1st Source Corp.......................         17
      2,299    21st Century Insurance Group..........         29
      5,529    A.G. Edwards, Inc.....................        182
        711    ABC Bancorp...........................          9
      1,151    Acadia Realty Trust...................          9
      1,625    Advanta Corp (Class A)................         15
      1,500    * Affiliated Managers Group, Inc......         75
     35,040    Aflac, Inc............................      1,055
        700    Alabama National Bancorp..............         30
      1,137    Alexandria Real Estate Equities,
                 Inc.................................         48
      2,573    Alfa Corp.............................         31
        407    * Alleghany Corp......................         72
        850    Allegiant Bancorp, Inc................         15
      7,495    e Allied Capital Corp.................        164
      3,675    * Allmerica Financial Corp............         37
     47,879    Allstate Corp.........................      1,771
      5,726    AMB Property Corp.....................        157
      5,665    Ambac Financial Group, Inc............        319
      1,700    Amcore Financial, Inc.................         37
      2,583    e American Capital Strategies Ltd.....         56
     80,035    e American Express Co.................      2,829
      2,172    American Financial Group, Inc.........         50
      1,675    American Financial Holdings, Inc......         50
        470    American Home Mortgage Holdings,
                 Inc.................................          5
    155,854    American International Group, Inc.....      9,016
        419    American National Bankshares, Inc.....         11
        693    American National Insurance Co........         57
        652    * American Physicians Capital, Inc....         12
      7,450    e* AmeriCredit Corp...................         58
      6,620    * Ameritrade Holding Corp.............         37
      2,774    e AmerUs Group Co.....................         78
      1,041    AMLI Residential Properties Trust.....         22
     24,654    AmSouth Bancorp.......................        473
      1,467    Anchor Bancorp Wisconsin, Inc.........         30
      5,903    Annaly Mortgage Management, Inc.......        111
      2,904    e Anthracite Capital, Inc.............         32
        878    Anworth Mortgage Asset Corp...........         11
     17,057    AON Corp..............................        322
      5,261    Apartment Investment & Management Co
                 (Class A)...........................        197
      2,102    Apex Mortgage Capital, Inc............         14
     11,972    Archstone-Smith Trust.................        282
      4,002    Arden Realty, Inc.....................         89
      1,552    e Argonaut Group, Inc.................         23
        488    Arrow Financial Corp..................         15
      5,173    Associated Banc-Corp..................        176
      1,181    Associated Estates Realty Corp........          8
      5,826    Astoria Financial Corp................        158
      4,103    AvalonBay Communities, Inc............        161
        500    Baldwin & Lyons, Inc (Class B)........         12
        939    Banc Corp.............................          7
        283    Bancfirst Corp........................         13
      5,600    Bancorpsouth, Inc.....................        109
        817    Bank Mutual Corp......................         19
    104,432    Bank Of America Corp..................      7,265
      1,000    Bank Of Granite Corp..................         18
      4,703    Bank Of Hawaii Corp...................        143
     49,222    Bank Of New York Co, Inc..............      1,179
        319    Bank Of The Ozarks, Inc...............          7

   SHARES                                              VALUE (000)
   ------                                              -----------
     79,683    Bank One Corp.........................   $  2,912
      2,677    BankAtlantic Bancorp, Inc (Class A)...         25
     10,078    Banknorth Group, Inc..................        228
      1,281    * Bankunited Financial Corp (Class
                 A)..................................         21
        777    Banner Corp...........................         15
      4,537    * Bay View Capital Corp...............         26
     32,316    BB&T Corp.............................      1,195
      6,393    Bear Stearns Cos, Inc.................        380
        828    * Beazer Homes U.S.A., Inc............         50
        996    Bedford Property Investors, Inc.......         26
      2,616    Berkley (W.R.) Corp...................        104
        449    Berkshire Hills Bancorp, Inc..........         11
        420    * BKF Capital Group, Inc..............          7
      1,130    * Blackrock, Inc......................         45
        779    * BOK Financial Corp..................         25
      1,020    Boston Private Financial Holdings,
                 Inc.................................         20
      4,558    Boston Properties, Inc................        168
        283    Bostonfed Bancorp, Inc................          8
      1,400    Boykin Lodging Co.....................         13
      1,933    Brandywine Realty Trust...............         42
      3,159    BRE Properties, Inc (Class A).........         99
      1,727    Brookline Bancorp, Inc................         21
      3,354    Brown & Brown, Inc....................        108
        267    Bryn Mawr Bank Corp...................         10
        700    BSB Bancorp, Inc......................         15
        249    California First National Bancorp.....          3
        580    Camden National Corp..................         14
      2,491    Camden Property Trust.................         82
      1,459    Capital Automotive REIT...............         35
        400    Capital City Bank Group, Inc..........         16
     14,053    Capital One Financial Corp............        418
        554    Capitol Bancorp Ltd...................         13
      1,624    Capitol Federal Financial.............         47
        650    Capstead Mortgage Corp................         16
      3,615    CarrAmerica Realty Corp...............         91
        897    Cascade Bancorp.......................         12
      1,600    Cash America International, Inc.......         15
      5,643    * Catellus Development Corp...........        112
      1,069    Cathay Bancorp, Inc...................         41
        239    CB Bancshares, Inc....................         10
      1,507    CBL & Associates Properties, Inc......         60
        630    CCBT Financial Cos, Inc...............         16
        882    * CCC Information Services Group,
                 Inc.................................         16
        758    Center Trust, Inc.....................          6
      1,600    Centerpoint Properties Corp...........         91
        538    * Central Coast Bancorp...............         11
        229    Century Bancorp, Inc (Class A)........          6
      1,366    * Ceres Group, Inc....................          3
      1,044    CFS Bancorp, Inc......................         15
     73,913    Charles Schwab Corp...................        802
        285    Charter Financial Corp................          9
      2,500    Charter Municipal Mortgage Acceptance
                 Co..................................         43
     15,783    Charter One Financial, Inc............        453
      1,594    Chateau Communities, Inc..............         37
      1,889    Chelsea Property Group, Inc...........         63
      1,562    Chemical Financial Corp...............         50
      2,066    Chittenden Corp.......................         53
      5,808    * ChoicePoint, Inc....................        229
     11,003    Chubb Corp............................        574
      9,390    Cincinnati Financial Corp.............        353
    354,069    Citigroup, Inc........................     12,460
      3,400    * Citigroup, Inc (Litigation
                 Warrants)...........................          4

                       See Notes to Financial Statements
B- 34 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 FINANCIAL SERVICES--(CONTINUED)
      3,061    Citizens Banking Corp.................   $     76
        651    Citizens First Bancorp, Inc...........         14
      1,725    * Citizens, Inc.......................         13
        550    City Bank.............................         14
      1,237    City Holding Co.......................         35
      2,782    City National Corp....................        122
      1,019    * Clark/Bardes, Inc...................         20
      1,704    * CNA Financial Corp..................         44
      1,100    CNA Surety Corp.......................          9
        300    Coastal Bancorp, Inc..................         10
        598    Coastal Financial Corp................          8
        450    CoBiz, Inc............................          7
      8,230    Colonial Bancgroup, Inc...............         98
      1,022    Colonial Properties Trust.............         35
        416    Columbia Bancorp......................          9
      1,009    * Columbia Banking System, Inc........         13
     12,137    e Comerica, Inc.......................        525
      4,000    Commerce Bancorp, Inc.................        173
      4,230    Commerce Bancshares, Inc..............        166
      1,766    Commerce Group, Inc...................         66
      3,124    Commercial Federal Corp...............         73
      2,721    Commercial Net Lease Realty, Inc......         42
        605    Commonwealth Bancorp, Inc.............         28
        818    Community Bank System, Inc............         26
        535    Community Banks, Inc..................         15
      2,770    Community First Bankshares, Inc.......         73
        905    Community Trust Bancorp, Inc..........         23
      8,752    Compass Bancshares, Inc...............        274
      1,233    * CompuCredit Corp....................          9
        823    Connecticut Bancshares, Inc...........         32
      3,454    Cornerstone Realty Income Trust,
                 Inc.................................         27
      1,105    Corporate Office Properties Trust.....         16
        516    Correctional Properties Trust.........         11
      2,017    * Corrections Corp Of America.........         35
        585    Corus Bankshares, Inc.................         26
      7,094    Countrywide Financial Corp............        366
      2,543    Cousins Properties, Inc...............         63
      1,000    CPB, Inc..............................         27
      2,076    Crawford & Co (Class B)...............         10
        962    * Credit Acceptance Corp..............          6
        400    * Crescent Operating, Inc.............          0
      5,712    Crescent Real Estate Equities Co......         95
      1,548    Crown American Realty Trust...........         14
      1,500    * CSK Auto Corp.......................         17
      3,532    Cullen/Frost Bankers, Inc.............        115
        220    Curtiss-Wright Corp (Class B).........         14
      1,875    CVB Financial Corp....................         48
        952    Delphi Financial Group, Inc (Class
                 A)..................................         36
      3,835    Developers Diversified Realty Corp....         84
      1,606    Dime Community Bancshares.............         31
      3,950    Doral Financial Corp..................        113
      1,439    Downey Financial Corp.................         56
      9,396    Duke Realty Corp......................        239
     19,479    * E*trade Group, Inc..................         95
      1,700    East West Bancorp, Inc................         61
      1,077    Eastgroup Properties, Inc.............         27
      4,054    Eaton Vance Corp......................        115
      1,000    * Electro Rent Corp...................         12
        168    EMC Insurance Group, Inc..............          3
      1,200    Entertainment Properties Trust........         28
     28,132    Equity Office Properties Trust........        703
        411    e Equity One, Inc.....................          5

   SHARES                                              VALUE (000)
   ------                                              -----------
     18,683    Equity Residential....................   $    459
      1,554    Erie Indemnity Co (Class A)...........         56
      1,037    Essex Property Trust, Inc.............         53
      1,026    * Euronet Worldwide, Inc..............          8
        700    F & M Bancorp.........................         22
     67,598    Fannie Mae............................      4,349
        447    Farmers Capital Bank Corp.............         15
        881    FBL Financial Group, Inc (Class A)....         17
      1,117    FBR Asset Investment Corp.............         38
        591    e* Federal Agricultural Mortgage Corp
                 (Class C)...........................         18
      2,521    Federal Realty Investment Trust.......         71
      5,631    Federated Investors, Inc (Class B)....        143
      3,200    FelCor Lodging Trust, Inc.............         37
      1,153    Fidelity Bankshares, Inc..............         21
      6,603    Fidelity National Financial, Inc......        217
     34,622    Fifth Third Bancorp...................      2,027
        781    * Financial Federal Corp..............         20
        563    Financial Industries Corp.............          8
        559    Financial Institutions, Inc...........         16
      4,830    First American Corp...................        107
        480    First Bancorp (North Carolina)........         11
      2,338    First Bancorp (Puerto Rico)...........         53
         56    * First Banks America, Inc............          2
        600    First Busey Corp (Class A)............         14
      2,100    First Charter Corp....................         38
        436    First Citizens Bancshares, Inc (Class
                 A)..................................         42
      4,100    First Commonwealth Financial Corp.....         47
        351    First Community Bancorp...............         12
        646    First Community Bancshares, Inc.......         20
        382    First Defiance Financial Corp.........          7
        468    First Essex Bancorp, Inc..............         16
      1,238    First Federal Capital Corp............         24
      2,593    First Financial Bancorp...............         43
        875    First Financial Bankshares, Inc.......         33
        500    First Financial Corp (Indiana)........         24
      1,000    First Financial Holdings, Inc.........         25
        800    First Indiana Corp....................         15
      1,043    First Merchants Corp..................         24
      3,362    First Midwest Bancorp, Inc............         90
        550    First National Corp...................         13
        672    First Niagara Financial Group, Inc....         18
        310    First Oak Brook Bancshares, Inc.......         10
        987    First Place Financial Corp............         16
        743    * First Republic Bank.................         15
      1,744    First Sentinel Bancorp, Inc...........         25
        203    First South Bancorp, Inc..............          7
        297    First State Bancorp...................          7
      8,646    First Tennessee National Corp.........        311
      4,923    First Virginia Banks, Inc.............        183
        399    Firstfed America Bancorp, Inc.........         10
      1,200    * FirstFed Financial Corp.............         35
      5,818    FirstMerit Corp.......................        126
        665    Flagstar Bancorp, Inc.................         14
     70,684    FleetBoston Financial Corp............      1,718
        737    Flushing Financial Corp...............         12
      2,950    FNB Corp..............................         81
        419    FNB Corp (Virginia)...................         10
        632    e* FPIC Insurance Group, Inc..........          4
        195    Franklin Financial Corp...............          4
     11,557    Franklin Resources, Inc...............        394
     46,963    Freddie Mac...........................      2,773
      4,200    e Fremont General Corp................         19
      1,142    * Friedman, Billings, Ramsey Group,
                 Inc.................................         11

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 35

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 FINANCIAL SERVICES--(CONTINUED)
      1,064    Frontier Financial Corp...............   $     27
      7,128    Fulton Financial Corp.................        126
        448    * Gabelli Asset Management, Inc (Class
                 A)..................................         13
      1,800    Gables Residential Trust..............         45
      5,900    Gallagher (Arthur J.) & Co............        173
      3,386    * Gartner, Inc (Class A)..............         31
      2,624    * Gartner, Inc (Class B)..............         25
        582    GBC Bancorp...........................         11
      4,276    e General Growth Properties, Inc......        222
        724    German American Bancorp...............         11
      1,113    Glacier Bancorp, Inc..................         26
        638    Gladstone Capital Corp................         11
      1,119    Glenborough Realty Trust, Inc.........         20
      1,900    Glimcher Realty Trust.................         34
      2,100    Gold Banc Corp, Inc...................         21
      8,460    Golden West Financial Corp............        608
     16,268    Goldman Sachs Group, Inc..............      1,108
        372    Granite State Bankshares, Inc.........         16
        500    Great American Financial Resources,
                 Inc.................................          9
        946    Great Lakes REIT, Inc.................         16
        416    Great Southern Bancorp, Inc...........         15
      3,269    e Greater Bay Bancorp.................         57
      5,778    Greenpoint Financial Corp.............        261
        957    Hancock Holding Co....................         43
        628    * Hanmi Financial Corp................         11
      1,557    Harbor Florida Bancshares, Inc........         35
      2,039    Harleysville Group, Inc...............         54
      1,322    Harleysville National Corp............         35
     16,715    Hartford Financial Services Group,
                 Inc.................................        759
        422    * Hawthorne Financial Corp............         12
      4,239    HCC Insurance Holdings, Inc...........        104
      3,889    Health Care Property Investors, Inc...        149
      2,773    Health Care REIT, Inc.................         75
      2,800    Healthcare Realty Trust, Inc..........         82
      1,295    Heritage Property Investment Trust....         32
     11,048    Hibernia Corp (Class A)...............        213
      3,647    Highwoods Properties, Inc.............         81
      2,000    Hilb, Rogal & Hamilton Co.............         82
      1,856    Home Properties Of New York, Inc......         64
      5,561    e* Homestore, Inc.....................          5
      3,932    Hooper Holmes, Inc....................         24
      2,579    Horace Mann Educators Corp............         40
      4,303    Hospitality Properties Trust..........        151
     16,213    * Host Marriott Corp..................        143
     30,814    e Household International, Inc........        857
      8,761    HRPT Properties Trust.................         72
      5,161    Hudson City Bancorp, Inc..............         96
      1,120    Hudson River Bancorp, Inc.............         28
      3,093    Hudson United Bancorp.................         96
        772    Humboldt Bancorp......................          8
     16,776    Huntington Bancshares, Inc............        314
        409    IberiaBank Corp.......................         16
      2,838    IMPAC Mortgage Holdings, Inc..........         33
      3,530    Independence Community Bank Corp......         90
        235    * Independence Holding Co.............          5
        896    Independent Bank Corp
                 (Massachusetts).....................         20
        926    * Independent Bank Corp (Michigan)....         28
      3,878    * IndyMac Bancorp, Inc................         72
      1,794    Innkeepers U.S.A. Trust...............         14
      1,401    * Insignia Financial Group, Inc.......         10
      2,990    e Instinet Group, Inc.................         13
        715    * Insurance Auto Auctions, Inc........         12

   SHARES                                              VALUE (000)
   ------                                              -----------
      1,112    Integra Bank Corp.....................   $     20
        616    Interchange Financial Services Corp...         10
      1,533    International Bancshares Corp.........         60
      3,414    * Investment Technology Group, Inc....         76
      4,437    e Investors Financial Services Corp...        122
      1,711    Investors Real Estate Trust...........         17
      2,416    IRT Property Co.......................         29
        934    Irwin Financial Corp..................         15
      3,168    iStar Financial, Inc..................         89
        332    * Itla Capital Corp...................         11
      3,070    * ITT Educational Services, Inc.......         72
    135,051    JP Morgan Chase & Co..................      3,241
      2,559    JDN Realty Corp.......................         28
      1,265    Jefferies Group, Inc..................         53
     10,174    Jefferson-Pilot Corp..................        388
     19,954    John Hancock Financial Services,
                 Inc.................................        557
      1,526    John Nuveen Co (Class A)..............         39
      2,179    * Jones Lang LaSalle, Inc.............         34
        314    Kansas City Life Insurance Co.........         12
     28,770    KeyCorp...............................        723
        842    Keystone Property Trust...............         14
      1,702    Kilroy Realty Corp....................         39
      6,225    Kimco Realty Corp.....................        191
      6,166    * Knight Trading Group, Inc...........         30
      1,322    Koger Equity, Inc.....................         21
      1,326    Kramont Realty Trust..................         19
      9,899    * La Quinta Corp......................         44
      3,265    e* LaBranche & Co, Inc................         87
        845    Lakeland Bancorp, Inc.................         15
        367    Lakeland Financial Corp...............          9
      1,329    Landamerica Financial Group, Inc......         47
         89    Leeds Federal Bankshares, Inc.........          3
      4,342    e Legg Mason, Inc.....................        211
     16,572    Lehman Brothers Holdings, Inc.........        883
        473    e* LendingTree, Inc...................          6
      2,488    Leucadia National Corp................         93
      1,681    Lexington Corporate Properties
                 Trust...............................         27
      1,200    Liberty Corp..........................         47
     12,585    Lincoln National Corp.................        397
      1,600    LNR Property Corp.....................         57
      1,388    * Local Financial Corp................         20
        608    LSB Bancshares, Inc...................         10
      1,014    LTC Properties, Inc...................          7
      5,343    M & T Bank Corp.......................        424
        480    Macatawa Bank Corp....................         10
      2,347    Macerich Co...........................         72
      2,868    Mack-Cali Realty Corp.................         87
      1,342    MAF Bancorp, Inc......................         46
        700    Main Street Banks, Inc................         13
        422    MainSource Financial Group, Inc.......         10
        925    Manufactured Home Communities, Inc....         27
        600    * Markel Corp.........................        123
     36,994    Marsh & McLennan Cos, Inc.............      1,709
     14,906    Marshall & Ilsley Corp................        408
        274    MASSBANK Corp.........................          8
        813    MB Financial, Inc.....................         28
     10,056    e MBIA, Inc...........................        441
     71,697    MBNA Corp.............................      1,364
      1,454    MCG Capital Corp......................         16
         76    * MEEMIC Holdings, Inc................          2
     29,788    Mellon Financial Corp.................        778
      4,786    Mercantile Bankshares Corp............        185
        287    Merchants Bancshares, Inc.............          6

                       See Notes to Financial Statements
B- 36 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 FINANCIAL SERVICES--(CONTINUED)
      1,767    Mercury General Corp..................   $     66
      2,874    Meristar Hospitality Corp.............         19
        522    * Meritage Corp.......................         18
     58,286    Merrill Lynch & Co, Inc...............      2,212
     20,064    MetLife, Inc..........................        543
      2,453    e Metris Cos, Inc.....................          6
      2,501    MFA Mortgage Investments, Inc.........         21
         22    * MFN Financial Corp Series B Wts
                 03/23/03............................          0
         22    * MFN Financial Corp Series C Wts
                 03/23/04............................          0
      6,240    MGIC Investment Corp..................        258
      1,066    Mid Atlantic Realty Trust.............         19
      1,033    Mid-America Apartment Communities,
                 Inc.................................         25
        578    Midland Co............................         11
      1,600    Mid-State Bancshares..................         26
        600    Midwest Banc Holdings, Inc............         11
      1,573    Mills Corp............................         46
      1,041    Mission West Properties, Inc..........         10
      3,063    MONY Group, Inc.......................         73
     74,717    Morgan Stanley........................      2,983
        286    Nara Bancorp, Inc.....................          6
        219    NASB Financial, Inc...................          5
     41,535    National City Corp....................      1,135
     13,992    National Commerce Financial Corp......        334
        800    National Health Investors, Inc........         13
        426    National Health Realty, Inc...........          6
      1,300    National Penn Bancshares, Inc.........         35
        154    * National Western Life Insurance Co
                 (Class A)...........................         15
      1,425    Nationwide Financial Services, Inc
                 (Class A)...........................         41
      3,536    Nationwide Health Properties, Inc.....         53
        290    * Navigators Group, Inc...............          7
        514    NBC Capital Corp......................         13
      2,152    NBT Bancorp, Inc......................         37
      2,450    * NetBank, Inc........................         24
      3,825    Neuberger Berman, Inc.................        128
      1,008    e New Century Financial Corp..........         26
      6,656    New Plan Excel Realty Trust...........        127
      7,324    New York Community Bancorp, Inc.......        212
     11,199    North Fork Bancorp, Inc...............        378
     13,327    Northern Trust Corp...................        467
        792    Northwest Bancorp, Inc................         12
        749    e Novastar Financial, Inc.............         23
        103    * NYMAGIC, Inc........................          2
        786    OceanFirst Financial Corp.............         18
      2,600    * Ocwen Financial Corp................          7
      1,205    Odyssey Re Holdings Corp..............         21
      3,460    * Ohio Casualty Corp..................         45
      4,222    Old National Bancorp..................        103
      8,133    Old Republic International Corp.......        228
        532    Old Second Bancorp, Inc...............         20
        593    Omega Financial Corp..................         21
        880    Oriental Financial Group, Inc.........         22
      2,433    Pacific Capital Bancorp...............         62
      1,500    * Pacific Gulf Properties Liquid
                 Trust...............................          3
      1,050    Pacific Northwest Bancorp.............         26
        763    * Pacific Union Bank..................          9
      2,297    Pan Pacific Retail Properties, Inc....         84
        768    Park National Corp....................         76
        344    Parkvale Financial Corp...............          8
        556    Parkway Properties, Inc...............         20
        474    Partners Trust Financial Group, Inc...          8
        430    Peapack Gladstone Financial Corp......         15
        381    Pennfed Financial Services, Inc.......         10

   SHARES                                              VALUE (000)
   ------                                              -----------
        500    Pennrock Financial Services Corp......   $     14
      1,015    Pennsylvania Real Estate Investment
                 Trust...............................         26
      1,741    People's Bank.........................         44
        567    Peoples Bancorp, Inc..................         15
        342    Peoples Holding Co....................         14
        775    PFF Bancorp, Inc......................         24
      1,212    * Philadelphia Consolidated Holding
                 Corp................................         43
      6,916    e* Phoenix Cos, Inc...................         53
        591    * Pico Holdings, Inc..................          8
      1,146    e PMA Capital Corp (Class A)..........         16
      6,100    PMI Group, Inc........................        183
     19,204    PNC Financial Services Group, Inc.....        805
      9,322    Popular, Inc..........................        315
        394    Port Financial Corp...................         18
      2,418    Post Properties, Inc..................         58
      2,166    Prentiss Properties Trust.............         61
      1,502    Presidential Life Corp................         15
      1,328    * Price Legacy Corp...................          4
     20,441    Principal Financial Group.............        616
        263    PrivateBancorp, Inc...................         10
      1,540    * ProAssurance Corp...................         32
     13,045    Progressive Corp......................        647
     10,532    Prologis..............................        265
        800    Prosperity Bancshares, Inc............         15
      4,643    Protective Life Corp..................        128
        200    Provident Bancorp, Inc................          6
      1,701    Provident Bankshares Corp.............         39
      2,926    e Provident Financial Group, Inc......         76
     18,118    * Providian Financial Corp............        118
     39,565    Prudential Financial, Inc.............      1,256
        673    PS Business Parks, Inc................         21
      6,747    Public Storage, Inc...................        218
        125    * Quaker City Bancorp, Inc............          4
      1,016    R & G Financial Corp (Class B)........         24
      6,168    Radian Group, Inc.....................        229
      1,127    RAIT Investment Trust.................         24
        585    Ramco-Gershenson Properties...........         12
      2,664    Raymond James Financial, Inc..........         79
      2,300    Realty Income Corp....................         81
      3,829    e Reckson Associates Realty Corp......         81
        719    Redwood Trust, Inc....................         20
      1,699    Regency Centers Corp..................         55
     15,598    Regions Financial Corp................        520
      1,178    Reinsurance Group Of America, Inc.....         32
      3,705    Republic Bancorp, Inc.................         44
        506    Republic Bancorp, Inc (Class A)
                 (Kentucky)..........................          6
      1,126    Resource America, Inc (Class A).......         10
      1,900    RFS Hotel Investors, Inc..............         21
        997    Riggs National Corp...................         15
        910    RLI Corp..............................         25
      5,020    Roslyn Bancorp, Inc...................         91
      4,394    Rouse Co..............................        139
         87    Royal Bancshares Of Pennsylvania
                 (Class A)...........................          2
      1,811    S & T Bancorp, Inc....................         45
        403    S.Y. Bancorp, Inc.....................         15
      8,716    Safeco Corp...........................        302
      1,000    Sandy Spring Bancorp, Inc.............         32
        550    Santander Bancorp.....................          7
        800    Saul Centers, Inc.....................         19
      2,022    * Saxon Capital, Inc..................         25
        855    Seacoast Banking Corp Of Florida......         16
      1,744    Seacoast Financial Services Corp......         35
        637    Second Bancorp, Inc...................         17

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 37

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 FINANCIAL SERVICES--(CONTINUED)
      5,241    SEI Investments Co....................   $    142
      1,800    Selective Insurance Group, Inc........         45
      2,683    Senior Housing Properties Trust.......         28
      3,287    * Silicon Valley Bancshares...........         60
        533    Simmons First National Corp (Class
                 A)..................................         20
      8,887    Simon Property Group, Inc.............        303
        829    Sizeler Property Investors............          8
      5,174    Sky Financial Group, Inc..............        103
      1,800    SL Green Realty Corp..................         57
     10,003    SLM Corp..............................      1,039
      5,340    * SoundView Technology Group, Inc.....          8
      2,781    South Financial Group, Inc............         57
     23,563    SouthTrust Corp.......................        586
        370    Southwest Bancorp, Inc................         10
      1,929    * Southwest Bancorp Of Texas, Inc.....         56
     17,951    Sovereign Bancorp, Inc................        252
        902    Sovran Self Storage, Inc..............         26
        548    St. Francis Capital Corp..............         13
      2,155    St. Joe Co............................         65
     14,311    St. Paul Cos, Inc.....................        487
      1,965    Stancorp Financial Group, Inc.........         96
        913    State Auto Financial Corp.............         14
        527    State Bancorp, Inc....................          9
     22,003    State Street Corp.....................        858
      3,870    Staten Island Bancorp, Inc............         78
        762    Sterling Bancorp......................         20
      2,600    Sterling Bancshares, Inc..............         32
      1,139    Sterling Financial Corp
                 (Pennsylvania)......................         27
        837    * Sterling Financial Corp (Spokane)...         16
      1,214    * Stewart Information Services Corp...         26
     15,347    e* Stilwell Financial, Inc............        201
        200    Student Loan Corp.....................         20
        868    Suffolk Bancorp.......................         27
        378    Summit Bancshares, Inc................          7
      1,547    Summit Properties, Inc................         28
        460    * Sun Bancorp, Inc (New Jersey).......          6
        355    Sun Bancorp, Inc (Pennsylvania).......          6
      1,069    Sun Communities, Inc..................         39
     16,833    SunTrust Banks, Inc...................        958
        502    Superior Financial Corp...............          9
      2,750    Susquehanna Bancshares, Inc...........         57
      1,151    SWS Group, Inc........................         16
     20,061    Synovus Financial Corp................        389
      1,597    * Syntroleum Corp.....................          3
      7,182    T Rowe Price Group, Inc...............        196
      2,112    Taubman Centers, Inc..................         34
      5,193    TCF Financial Corp....................        227
      1,579    Texas Regional Bancshares, Inc (Class
                 A)..................................         56
      2,795    Thornburg Mortgage, Inc...............         56
        534    Tompkins Trustco, Inc.................         24
      8,243    Torchmark Corp........................        301
      1,037    Town & Country Trust..................         22
      2,118    * Trammell Crow Co....................         19
      1,424    Transatlantic Holdings, Inc...........         95
        205    * Transcontinental Realty Investors,
                 Inc.................................          4
     33,731    * Travelers Property Casualty Corp
                 (Class A)...........................        494
     31,359    * Travelers Property Casualty Corp
                 (Class B)...........................        459
        558    * Triad Guaranty, Inc.................         21
        363    Trico Bancshares......................          9
      6,274    Trizec Properties, Inc................         59
        630    Troy Financial Corp...................         17
      1,300    Trust Co Of New Jersey................         36

   SHARES                                              VALUE (000)
   ------                                              -----------
      5,202    Trustco Bank Corp NY..................   $     56
      3,002    Trustmark Corp........................         71
    129,744    U.S. Bancorp..........................      2,753
      1,311    e U.S. Restaurant Properties, Inc.....         18
        960    U.S.B. Holding Co, Inc................         17
      1,306    UCBH Holdings, Inc....................         55
      2,600    * UICI................................         40
      1,144    UMB Financial Corp....................         44
      1,661    Umpqua Holdings Corp..................         30
        543    Union Bankshares Corp.................         15
     13,740    Union Planters Corp...................        387
      3,451    UnionBanCal Corp......................        136
      2,534    United Bankshares, Inc................         74
      1,194    United Community Banks, Inc...........         29
      2,251    United Community Financial Corp.......         19
      7,525    United Dominion Realty Trust, Inc.....        123
        518    United Fire & Casualty Co.............         17
      1,123    United National Bancorp...............         26
      3,755    * United Rentals, Inc.................         40
      3,133    Unitrin, Inc..........................         92
      1,679    * Universal American Financial Corp...         10
        795    Universal Health Realty Income
                 Trust...............................         21
      1,587    Unizan Financial Corp.................         31
     16,474    UnumProvident Corp....................        289
        891    Urstadt Biddle Properties, Inc (Class
                 A)..................................         10
      6,524    Valley National Bancorp...............        172
         98    Value Line, Inc.......................          4
      2,590    Vesta Insurance Group, Inc............          7
        524    Virginia Financial Group, Inc.........         16
      4,860    Vornado Realty Trust..................        181
      2,893    W Holding Co, Inc.....................         47
     92,842    Wachovia Corp.........................      3,383
      5,015    Waddell & Reed Financial, Inc (Class
                 A)..................................         99
        263    Warwick Community Bancorp.............          7
      4,415    Washington Federal, Inc...............        110
     66,147    Washington Mutual, Inc................      2,284
      2,550    Washington Real Estate Investment
                 Trust...............................         65
        881    Washington Trust Bancorp, Inc.........         17
      2,723    e Waypoint Financial Corp.............         48
      3,348    Webster Financial Corp................        117
      3,094    Weingarten Realty Investors...........        114
    116,069    e Wells Fargo & Co....................      5,440
        383    * Wellsford Real Properties, Inc......          6
      1,533    Wesbanco, Inc.........................         36
        110    Wesco Financial Corp..................         34
      1,194    West Coast Bancorp....................         18
      2,316    Westamerica Bancorp...................         93
        845    Westcorp..............................         18
        358    Westfield Financial, Inc..............          6
        497    * WFS Financial, Inc..................         10
      2,764    Whitney Holding Corp..................         92
        349    Willow Grove Bancorp, Inc.............          5
      4,525    Wilmington Trust Corp.................        143
      1,215    Winston Hotels, Inc...................          9
        971    Wintrust Financial Corp...............         30
        832    * World Acceptance Corp...............          6
        620    WSFS Financial Corp...................         20
     10,971    * Wyndham International, Inc (Class
                 A)..................................          3
        425    Yardville National Bancorp............          7
        655    Zenith National Insurance Corp........         15
      6,285    Zions Bancorp.........................        247
                                                        --------
               TOTAL FINANCIAL SERVICES..............    131,372
                                                        --------

                       See Notes to Financial Statements
B- 38 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 HEALTH CARE--15.23%
        790    * aaiPharma, Inc......................   $     11
    105,874    Abbott Laboratories...................      4,235
      5,644    * Abgenix, Inc........................         42
        934    e* Abiomed, Inc.......................          3
        798    e* Acacia Research-CombiMatrix........          3
      3,033    * Accredo Health, Inc.................        107
      2,249    * Adolor Corp.........................         31
      2,148    * Advanced Medical Optics, Inc........         26
        490    * Advanced Neuromodulation Systems,
                 Inc.................................         17
      5,103    * AdvancePCS..........................        113
        333    * Advisory Board Co/The...............         10
      9,881    Aetna, Inc............................        406
      3,426    e* Affymetrix, Inc....................         78
      1,464    e* Aksys Ltd..........................          8
      1,019    * Alaris Medical, Inc.................          6
      1,500    * Albany Molecular Research, Inc......         22
      2,872    * Alderwoods Group Inc................         14
      1,305    * Alexion Pharmaceuticals, Inc........         18
      2,347    e* Align Technology, Inc..............          6
      4,010    * Alkermes, Inc.......................         25
      9,067    Allergan, Inc.........................        522
        839    * Alliance Imaging, Inc...............          4
      1,653    e* Allos Therapeutics, Inc............         12
      1,800    * Allscripts Healthcare Solutions,
                 Inc.................................          4
      2,124    Alpharma, Inc (Class A)...............         25
        770    e* American Healthways, Inc...........         13
        444    * American Medical Security Group,
                 Inc.................................          6
      1,417    * American Medical Systems Holdings,
                 Inc.................................         23
        648    e* American Pharmaceutical Partners,
                 Inc.................................         12
        692    * AMERIGROUP Corp.....................         21
      2,013    * Ameripath, Inc......................         43
      7,051    AmerisourceBergen Corp................        383
     80,177    * Amgen, Inc..........................      3,876
      1,006    * AMN Healthcare Services, Inc........         17
      1,426    * Amsurg Corp.........................         29
      4,216    e* Amylin Pharmaceuticals, Inc........         68
      4,337    * Andrx Corp..........................         64
      9,626    * Anthem, Inc.........................        605
      1,368    e* Antigenics, Inc....................         14
      1,100    e* Aphton Corp........................          4
      6,925    * Apogent Technologies, Inc...........        144
     14,452    Applera Corp (Applied Biosystems
                 Group)..............................        253
      4,841    * Applera Corp (Celera Genomics
                 Group)..............................         46
      1,186    * Applied Molecular Evolution.........          2
      2,861    * Apria Healthcare Group, Inc.........         64
      1,293    * Arena Pharmaceuticals, Inc..........          8
      2,100    * Ariad Pharmaceuticals, Inc..........          5
      1,404    * Arqule, Inc.........................          4
      1,345    * Array Biopharma, Inc................          7
        672    Arrow International, Inc..............         27
      1,500    * Arthrocare Corp.....................         15
      1,793    * Atherogenics, Inc...................         13
      1,405    * Atrix Laboratories, Inc.............         22
      1,400    e* Avigen, Inc........................          8
      3,584    Bard (C.R.), Inc......................        208
      1,892    * Barr Laboratories, Inc..............        123
      3,395    e Bausch & Lomb, Inc..................        122
     40,579    Baxter International, Inc.............      1,136
      3,985    Beckman Coulter, Inc..................        118
     17,400    Becton Dickinson & Co.................        534
        872    * Benthley Pharmaceuticals, Inc.......          7
      7,127    * Beverly Enterprises, Inc............         20

   SHARES                                              VALUE (000)
   ------                                              -----------
     10,070    * Biogen, Inc.........................   $    403
      2,608    * BioMarin Pharmaceutical, Inc........         18
     18,144    Biomet, Inc...........................        520
      1,100    e* Biopure Corp.......................          4
      1,200    * Bio-Rad Laboratories, Inc (Class
                 A)..................................         46
        246    * Bioreliance Corp....................          6
        842    e* Biosite, Inc.......................         29
      4,200    * Bio-Technology General Corp.........         13
        600    * Bone Care International, Inc........          6
     21,344    * Boston Scientific Corp..............        908
        595    * Bradley Pharmaceuticals, Inc........          8
    131,475    Bristol-Myers Squibb Co...............      3,044
      1,024    e* Britesmile, Inc....................          0
        810    * Bruker Daltonics, Inc...............          4
      1,580    * Caliper Technologies Corp...........          5
        479    * Cantel Medical Corp.................          6
      3,947    * Cardiac Science, Inc................          9
     30,675    Cardinal Health, Inc..................      1,816
      2,300    * Cardiodynamics International Corp...          7
     15,256    * Caremark Rx, Inc....................        248
      5,250    e* Celgene Corp.......................        113
      2,366    * Cell Genesys, Inc...................         26
      2,500    e* Cell Therapeutics, Inc.............         18
        360    * Centene Corp........................         12
      3,123    * Cephalon, Inc.......................        152
      1,643    * Cepheid, Inc........................          8
      1,892    e* Cerner Corp........................         59
        938    * Cerus Corp..........................         20
      3,001    * Charles River Laboratories
                 International, Inc..................        115
        744    * Chattem, Inc........................         15
      6,303    e* Chiron Corp........................        237
        844    * Cholestech Corp.....................          6
      8,756    Cigna Corp............................        360
      1,020    * Cima Labs, Inc......................         25
        383    * Ciphergen Biosystems, Inc...........          1
        400    * Closure Medical Corp................          4
        600    * Cobalt Corp.........................          8
      2,100    * Coherent, Inc.......................         42
      1,800    * Columbia Laboratories, Inc..........          6
      3,492    * Community Health Systems, Inc.......         72
        216    * Computer Programs & Systems, Inc....          5
        928    * Conceptus, Inc......................         11
      1,940    * Conmed Corp.........................         38
      2,200    * Connetics Corp......................         26
      2,130    Cooper Cos, Inc.......................         53
      2,816    e* Corixa Corp........................         18
        500    * Corvel Corp.........................         18
      4,280    * Covance, Inc........................        105
      2,539    * Coventry Health Care, Inc...........         74
      2,321    e* Cross County, Inc..................         32
      1,100    e* CryoLife, Inc......................          8
      1,951    * Cubist Pharmaceuticals, Inc.........         16
      2,974    * CuraGen Corp........................         14
        740    * Curative Health Services, Inc.......         13
      1,836    * CV Therapeutics, Inc................         33
      1,543    * Cyberonics, Inc.....................         28
      8,521    * Cytyc Corp..........................         87
        924    D&K Healthcare Resources, Inc.........          9
        800    Datascope Corp........................         20
      3,980    * DaVita, Inc.........................         98
      2,608    * Decode Genetics, Inc................          5
        491    * Deltagen, Inc.......................          0
      2,400    * Dendrite International, Inc.........         18

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 39

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 HEALTH CARE--(CONTINUED)
      4,700    Dentsply International, Inc...........   $    175
      1,474    Diagnostic Products Corp..............         57
        611    * Dianon Systems, Inc.................         29
        900    * Digene Corp.........................         10
      1,218    * Discovery Partners International,
                 Inc.................................          3
      1,742    * Diversa Corp........................         16
        527    * DJ Orthopedics, Inc.................          2
      1,775    * Durect Corp.........................          4
        897    * DVI, Inc............................          7
        400    e* Dynacq International, Inc..........          6
      2,488    * Eclipsys Corp.......................         13
      4,090    * Edwards Lifesciences Corp...........        104
        518    * Embrex, Inc.........................          6
      1,307    * Endo Pharmaceuticals Holdings,
                 Inc.................................         10
        991    * Endocardial Solutions, Inc..........          3
      1,301    e* Endocare, Inc......................          4
      1,692    * Enzo Biochem, Inc...................         24
      3,094    * Enzon, Inc..........................         52
        707    * Eon Labs, Inc.......................         13
        899    * EPIX Medical, Inc...................          6
        583    e* eResearch Technology, Inc..........         10
      2,105    * Esperion Therapeutics, Inc..........         15
        821    * Exact Sciences Corp.................          9
      3,246    * Exelixis, Inc.......................         26
      4,246    e* Express Scripts, Inc (Class A).....        204
      6,878    * First Health Group Corp.............        167
      1,433    * First Horizon Pharmaceutical........         11
      3,770    * Fisher Scientific International,
                 Inc.................................        113
     10,908    * Forest Laboratories, Inc............      1,071
      1,900    * Gene Logic, Inc.....................         12
        724    * Genencor International, Inc.........          7
     14,974    * Genentech, Inc......................        497
      2,013    * Genesis Health Ventures, Inc........         31
      2,758    e* Genta, Inc.........................         21
      2,514    * Genzyme Corp (Biosurgery
                 Division)...........................          6
     13,261    * Genzyme Corp (General Division).....        392
      1,600    * Geron Corp..........................          6
     11,705    * Gilead Sciences, Inc................        398
     20,710    * Guidant Corp........................        639
      1,753    * Guilford Pharmaceuticals, Inc.......          7
      1,342    * Haemonetics Corp....................         29
      1,390    * Hanger Orthopedic Group, Inc........         18
      1,155    * Harvard Bioscience, Inc.............          4
     33,293    HCA, Inc..............................      1,382
     16,370    Health Management Associates, Inc
                 (Class A)...........................        293
      7,373    * Health Net, Inc.....................        195
        667    * Healthcare Services Group...........          9
        900    * HealthExtras, Inc...................          4
     27,033    * Healthsouth Corp....................        114
        571    * HealthTronics Surgical Services,
                 Inc.................................          5
      2,750    * Henry Schein, Inc...................        124
      3,517    Hillenbrand Industries, Inc...........        170
      1,387    * Hologic, Inc........................         17
      8,274    * Human Genome Sciences, Inc..........         73
     11,485    * Humana, Inc.........................        115
      5,951    ICN Pharmaceuticals, Inc..............         65
      3,632    * ICOS Corp...........................         85
        701    * ICU Medical, Inc....................         26
      7,649    e* IDEC Pharmaceuticals Corp..........        254
      2,212    * Idexx Laboratories, Inc.............         74
      1,200    * IDX Systems Corp....................         20
      1,060    e* Igen International, Inc............         45

   SHARES                                              VALUE (000)
   ------                                              -----------
      2,300    * Ilex Oncology, Inc..................   $     16
      1,706    * Illumina, Inc.......................          6
      2,736    * I-many, Inc.........................          4
      3,514    e* ImClone Systems, Inc...............         37
        675    * Immucor, Inc........................         14
      2,900    * Immunogen, Inc......................          9
      2,700    * Immunomedics, Inc...................         12
      1,114    * Impath, Inc.........................         22
      1,855    * Impax Laboratories, Inc.............          7
     19,625    IMS Health, Inc.......................        314
        859    * Inamed Corp.........................         26
      4,807    * Incyte Genomics, Inc................         22
      2,819    * Indevus Pharmaceuticals, Inc........          6
      3,974    * Inhale Therapeutic Systems, Inc.....         32
      1,332    * Integra LifeSciences Holding........         24
      2,100    * Integrated Silicon Solution, Inc....          9
      1,694    e* InterMune, Inc.....................         43
      1,240    * Interpore International.............          8
      2,235    * Intuitive Surgical, Inc.............         14
      1,790    Invacare Corp.........................         60
        478    e* Inverness Medical Innovations,
                 Inc.................................          6
      3,641    * Invitrogen Corp.....................        114
      3,357    e* Isis Pharmaceuticals, Inc..........         22
     10,434    * IVAX Corp...........................        127
    204,307    Johnson & Johnson.....................     10,973
        709    * Kendle International, Inc...........          6
        520    * Kensey Nash Corp....................         10
        813    * Kindred Healthcare, Inc.............         15
     16,832    * King Pharmaceuticals, Inc...........        289
        400    * Kos Pharmaceuticals, Inc............          8
      1,236    * Kosan Biosciences, Inc..............          8
      1,478    * KV Pharmaceutical Co (Class A)......         34
        433    * Kyphon, Inc.........................          4
      2,580    * La Jolla Pharmaceutical Co..........         17
        381    * LabOne, Inc.........................          7
      9,765    * Laboratory Corp Of America
                 Holdings............................        227
        584    Landauer, Inc.........................         20
        267    * Lannett Co, Inc.....................          4
      2,441    * Lexicon Genetics, Inc...............         12
        718    * Lifecore Biomedical, Inc............          6
      2,695    * LifePoint Hospitals, Inc............         81
      3,138    e* Ligand Pharmaceuticals, Inc (Class
                 B)..................................         17
     65,369    Lilly (Eli) & Co......................      4,151
      7,330    * Lincare Holdings, Inc...............        232
      1,206    e* Luminex Corp.......................          5
      6,895    * Manor Care, Inc.....................        128
      1,217    e* Martek Biosciences Corp............         31
        445    * Matria Healthcare, Inc..............          4
      1,221    * MAXIMUS, Inc........................         32
      2,143    * Maxygen, Inc........................         16
     18,500    McKesson Corp.........................        500
      5,013    * Medarex, Inc........................         20
        457    * Medcath Corp........................          5
        534    e* Med-Design Corp....................          4
        562    * Medical Staffing Network Holdings,
                 Inc.................................          9
      1,529    e* Medicines Co.......................         24
      2,127    * Medicis Pharmaceutical Corp (Class
                 A)..................................        106
     16,962    * Medimmune, Inc......................        461
        753    * MedQuist, Inc.......................         15
        599    * MedSource Technologies, Inc.........          4
     82,413    Medtronic, Inc........................      3,758
      1,319    Mentor Corp...........................         51
    153,693    Merck & Co, Inc.......................      8,701

                       See Notes to Financial Statements
B- 40 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 HEALTH CARE--(CONTINUED)
        243    * Meridian Medical Technologies,
                 Inc.................................   $     11
        826    * Merit Medical Systems, Inc..........         16
      1,800    * MGI Pharma, Inc.....................         13
      3,231    * Mid Atlantic Medical Services,
                 Inc.................................        105
     19,396    * Millennium Pharmaceuticals, Inc.....        154
      3,300    * Millipore Corp......................        112
      1,650    * MIM Corp............................         10
      1,101    * Molecular Devices Corp..............         18
      1,125    * Mright Medical Group, Inc...........         20
      2,855    * Mykrolis Corp.......................         21
      8,522    Mylan Laboratories, Inc...............        297
      1,780    * Myriad Genetics, Inc................         26
      2,800    * Nabi Biopharmaceuticals.............         17
      1,723    * Napro Biotherapeutics, Inc..........          1
        568    e* Nastech Pharmaceutical Co..........          5
        600    * National Healthcare Corp............         11
        538    e* Neoforma, Inc......................          6
        827    e* Neopharm, Inc......................          8
        800    * Neose Technologies, Inc.............          7
      1,900    * Neurocrine Biosciences, Inc.........         87
        932    * Neurogen Corp.......................          3
     17,000    b* Neuromedical Systems, Inc..........          2
      1,495    * Noven Pharmaceuticals, Inc..........         14
      1,858    * NPS Pharmaceuticals, Inc............         47
      1,200    * Ocular Sciences, Inc................         19
        854    * Odyssey HealthCare, Inc.............         30
      1,157    * Omega Healthcare Investors, Inc.....          4
      5,566    Omnicare, Inc.........................        133
      1,045    * Omnicell, Inc.......................          3
      1,520    * On Assignment, Inc..................         13
        854    * Onyx Pharmaceuticals, Inc...........          5
        859    * Option Care, Inc....................          7
      1,876    * OraSure Technologies, Inc...........         10
      3,260    e* Orthodontic Centers Of America,
                 Inc.................................         36
      2,298    * Orthologic Corp.....................          8
      2,512    * OSI Pharmaceuticals, Inc............         41
      2,300    Owens & Minor, Inc....................         38
      6,037    * Oxford Health Plans, Inc............        220
      2,427    * Pacificare Health Systems, Inc......         68
      1,200    * Pain Therapeutics, Inc..............          3
      7,766    Pall Corp.............................        130
      1,703    * Parexel International Corp..........         19
      3,400    * Patterson Dental Co.................        149
        552    * PDI, Inc............................          6
      1,564    * Pediatrix Medical Group, Inc........         63
      6,873    e* Peregrine Pharmaceuticals, Inc.....          5
      2,266    * Per-Se Technologies, Inc............         20
    423,720    Pfizer, Inc...........................     12,953
      3,216    * Pharmaceutical Product Development,
                 Inc.................................         94
      1,304    * Pharmaceutical Resources, Inc.......         39
     87,705    Pharmacia Corp........................      3,666
      1,600    * Pharmacopeia, Inc...................         14
      6,600    b* Physicians Resource Group, Inc.....          0
        669    e* PolyMedica Corp....................         21
      1,227    * Possis Medical, Inc.................         22
      1,425    * Pozen, Inc..........................          7
        752    * PracticeWorks, Inc..................          6
      3,663    * Praecis Pharmaceuticals, Inc........         12
        905    * Prime Medical Services, Inc.........          8
         84    f* Priority Healthcare Corp (Class
                 A)..................................          2
      1,641    * Priority Healthcare Corp (Class
                 B)..................................         38
      6,300    * ProcureNet, Inc.....................          1

   SHARES                                              VALUE (000)
   ------                                              -----------
        583    * Progenics Pharmaceuticals...........   $      4
      6,191    * Protein Design Labs, Inc............         53
      3,350    * Province Healthcare Co..............         33
        329    * Proxymed, Inc.......................          3
      4,800    * PSS World Medical, Inc..............         33
        553    * QMed, Inc...........................          3
      1,954    * Quadramed Corp......................          5
      5,085    e* Quest Diagnostics, Inc.............        289
      1,846    * Quidel Corp.........................          6
      8,246    * Quintiles Transnational Corp........        100
      1,505    * Quovadx, Inc........................          4
      1,373    * Radiologix, Inc.....................          3
      2,361    e* Regeneron Pharmaceuticals, Inc.....         44
      1,200    * RehabCare Group, Inc................         23
      3,399    * Renal Care Group, Inc...............        108
      1,110    * Res-Care, Inc.......................          4
      2,139    * Resmed, Inc.........................         65
      2,100    * Respironics, Inc....................         64
      1,868    * Ribapharm, Inc......................         12
      1,896    * Rigel Pharmaceuticals, Inc..........          2
        719    * Rita Medical Systems, Inc...........          4
      1,282    * Salix Pharmaceuticals Ltd...........          9
      1,158    * Sangamo Biosciences, Inc............          3
      1,792    * Sangstat Medical Corp...............         20
     99,461    Schering-Plough Corp..................      2,208
      3,197    e* Scios, Inc.........................        104
      1,282    * Seattle Genetics, Inc...............          4
      1,248    e* Select Medical Corp................         17
      4,980    * Sepracor, Inc.......................         48
      2,670    * Sequenom, Inc.......................          5
      1,524    * Serologicals Corp...................         17
     20,100    * Service Corp International..........         67
      5,277    * SICOR, Inc..........................         84
      1,748    * Sierra Health Services, Inc.........         21
      1,567    * Sola International, Inc.............         20
        781    * Sonic Innovations, Inc..............          3
        733    * SonoSite, Inc.......................         10
        366    e* Specialty Laboratories, Inc........          4
     11,932    * St. Jude Medical, Inc...............        474
      2,308    * Stericycle, Inc.....................         75
      4,798    * Steris Corp.........................        116
      7,000    * Stewart Enterprises, Inc (Class
                 A)..................................         39
      9,068    e Stryker Corp........................        609
      1,300    e* Sunrise Assisted Living, Inc.......         32
      2,113    e* SuperGen, Inc......................          8
        900    * SurModics, Inc......................         26
      2,566    * Sybron Dental Specialties, Inc......         38
      1,235    * Syncor International Corp...........         34
      1,732    * Tanox, Inc..........................         16
      2,800    * Techne Corp.........................         80
      1,856    * Telik, Inc..........................         22
     32,994    * Tenet Healthcare Corp...............        541
      3,200    * Texas Biotechnology Corp............          4
      2,000    * Theragenics Corp....................          8
      1,595    * Therasense, Inc.....................         13
      3,489    * Thoratec Corp.......................         27
      2,015    * Transkaryotic Therapies, Inc........         20
      4,949    * Triad Hospitals, Inc................        148
      2,318    * Triangle Pharmaceuticals, Inc.......         14
        953    e* Trimeris, Inc......................         41
      1,583    * TriPath Imaging, Inc................          4
      2,753    * Tularik, Inc........................         21
      4,973    * U.S. Oncology, Inc..................         43

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 41

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 HEALTH CARE--(CONTINUED)
        623    * U.S. Physical Therapy, Inc..........   $      7
      1,341    * Unilab Corp.........................         25
      1,089    * United Surgical Partners
                 International, Inc..................         17
      1,125    e* United Therapeutics Corp...........         19
     18,435    UnitedHealth Group, Inc...............      1,539
      3,348    * Universal Health Services, Inc
                 (Class B)...........................        151
        959    * Urologix, Inc.......................          3
      4,606    * Varian Medical Systems, Inc.........        228
      2,033    * Varian, Inc.........................         58
      1,285    * VCA Antech, Inc.....................         19
        800    * Ventana Medical Systems, Inc........         18
      4,287    Ventas, Inc...........................         49
      1,397    e* Versicor, Inc......................         15
      4,981    * Vertex Pharmaceuticals, Inc.........         79
      1,897    * Viasys Healthcare, Inc..............         28
      1,500    * Vical, Inc..........................          5
      3,466    * Visx, Inc...........................         33
        400    Vital Signs, Inc......................         12
      2,569    * VitalWorks, Inc.....................         10
      2,366    * Vivus, Inc..........................          9
      8,959    * Waters Corp.........................        195
      6,848    * Watson Pharmaceuticals, Inc.........        194
      1,445    * Watson Wyatt & Co Holdings..........         31
     19,602    * WebMD Corp..........................        168
      9,857    * Wellpoint Health Networks, Inc......        701
      1,118    * Women First Healthcare, Inc.........          5
     89,992    Wyeth.................................      3,366
      1,200    X-Rite, Inc...........................          8
        311    * Young Innovations, Inc..............          7
     13,136    * Zimmer Holdings, Inc................        545
        600    * Zoll Medical Corp...................         21
        718    * Zymogenetics, Inc...................          7
                                                        --------
               TOTAL HEALTH CARE.....................     93,651
                                                        --------
 OTHER--2.17%
        684    * 4Kids Entertainment, Inc............         15
      2,600    ABM Industries, Inc...................         40
        591    b,e* Actrade Financial Technologies
                 Ltd.................................          0
      3,000    Acuity Brands, Inc....................         41
      1,377    e* Administaff, Inc...................          8
      1,359    * Advo, Inc...........................         45
      2,871    Alexander & Baldwin, Inc..............         74
        400    * Ambassadors Group, Inc..............          5
      8,085    * Apollo Group, Inc (Class A).........        356
      1,040    * Apollo Group, Inc (University Of
                 Phoenix Online).....................         37
      1,700    Banta Corp............................         53
      1,110    * Bell Microproducts, Inc.............          6
      1,224    Brady Corp (Class A)..................         41
        785    * Bright Horizons Family Solutions,
                 Inc.................................         22
      3,132    * Career Education Corp...............        125
        900    * CDI Corp............................         24
     73,484    * Cendant Corp........................        770
      1,250    Central Parking Corp..................         24
      5,700    * Century Business Services, Inc......         15
        529    * Charles River Associates, Inc.......          7
      8,036    Cintas Corp...........................        368
      2,624    * Corinthian Colleges, Inc............         99
        942    * Cornell Cos, Inc....................          8
      2,561    * Corporate Executive Board Co........         82
        938    * CoStar Group, Inc...................         17
        264    Courier Corp..........................         12
      3,558    Crane Co..............................         71
        489    Curtiss-Wright Corp...................         31

   SHARES                                              VALUE (000)
   ------                                              -----------
      1,294    * Daisytek International Corp.........   $     10
      4,016    * DeVry, Inc..........................         67
     13,800    e Dover Corp..........................        402
      5,144    * Dun & Bradstreet Corp...............        177
      1,668    * Education Management Corp...........         63
      1,171    Ennis Business Forms, Inc.............         14
        859    * ESCO Technologies, Inc..............         32
      3,466    * Exult, Inc..........................         11
        912    * Fidelity National Information
                 Solutions, Inc......................         16
      1,307    * First Consulting Group, Inc.........          8
      2,700    First Industrial Realty Trust, Inc....         76
      1,000    * Forrester Research, Inc.............         16
     10,213    Fortune Brands, Inc...................        475
        428    * General Binding Corp................          4
      1,525    Gentiva Health Services, Inc..........         13
      2,138    * Getty Images, Inc...................         65
      3,923    * GTECH Holdings Corp.................        109
     12,491    H & R Block, Inc......................        502
        726    * Hall Kinion & Associates, Inc.......          4
      2,000    Harland (John H.) Co..................         44
      1,400    * Heidrick & Struggles International,
                 Inc.................................         21
      4,042    HON Industries, Inc...................        114
     55,168    Honeywell International, Inc..........      1,324
        675    * Hotels.Com (Class A)................         37
        200    * ICT Group, Inc......................          2
      1,967    * infoUSA, Inc........................         10
        832    e* Invision Technologies, Inc.........         22
      1,141    * Itron, Inc..........................         22
      6,133    ITT Industries, Inc...................        372
      1,200    Kelly Services, Inc (Class A).........         30
      2,700    * Korn/Ferry International............         20
      2,950    * Labor Ready, Inc....................         19
      5,200    Liberty Property Trust................        166
        287    * Lifeline Systems, Inc...............          6
      9,060    Loews Corp............................        403
      5,174    Manpower, Inc.........................        165
      1,977    Matthews International Corp (Class
                 A)..................................         44
        658    McGrath RentCorp......................         15
        667    * Memberworks, Inc....................         12
      8,867    Moody's Corp..........................        366
      6,683    * MPS Group, Inc......................         37
      1,833    * MSC.Software Corp...................         14
      2,900    * Navigant Consulting, Inc............         17
      1,346    * NCO Group, Inc......................         21
        800    New England Business Services, Inc....         20
      1,365    * Offshore Logistics, Inc.............         30
      3,340    Pentair, Inc..........................        115
      3,721    Pittston Brink's Group................         69
        911    e* Pre-Paid Legal Services, Inc.......         24
        973    * ProQuest Co.........................         19
        853    e* Protection One, Inc................          2
      1,871    * R.H. Donnelley Corp.................         55
      7,167    R.R. Donnelley & Sons Co..............        156
        394    * Remedytemp, Inc (Class A)...........          6
      1,839    * Rent-Way, Inc.......................          6
      1,160    * Right Management Consultants, Inc...         15
        840    * RMH Teleservices, Inc...............          9
     10,615    * Robert Half International, Inc......        171
      1,081    Rollins, Inc..........................         28
      1,104    * School Specialty, Inc...............         22
     20,732    Servicemaster Co......................        230
      4,207    * Spherion Corp.......................         28

                       See Notes to Financial Statements
B- 42 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 OTHER--(CONTINUED)
      5,366    e* SPX Corp...........................   $    201
      1,179    Standard Register Co..................         21
        800    Standex International Corp............         19
        746    * Startek, Inc........................         21
        529    Strayer Education, Inc................         30
      9,074    Supervalu, Inc........................        150
      1,600    * Symyx Technologies, Inc.............         20
     44,779    Sysco Corp............................      1,334
        835    Talx Corp.............................         11
        500    * Tejon Ranch Co......................         15
      2,389    Teleflex, Inc.........................        102
      2,768    * TeleTech Holdings, Inc..............         20
      8,002    Textron, Inc..........................        344
      5,657    * TMP Worldwide, Inc..................         64
      5,281    * U.S. Industries, Inc................         14
        587    Unifirst Corp.........................         12
      2,061    * United Stationers, Inc..............         59
     32,096    United Technologies Corp..............      1,988
      6,076    Viad Corp.............................        136
        600    * Wackenhut Corrections Corp..........          7
      2,013    Walter Industries, Inc................         22
                                                        --------
               TOTAL OTHER...........................     13,358
                                                        --------
 PRODUCER DURABLES--5.15%
     26,406    3M Co.................................      3,256
      2,289    * Active Power, Inc...................          4
        659    * Actuant Corp........................         31
      5,183    * AGCO Corp...........................        115
        446    Alamo Group, Inc......................          5
      9,158    * Allied Waste Industries, Inc........         92
      1,100    American States Water Co..............         25
      3,483    American Water Works Co, Inc..........        158
      2,278    Ametek, Inc...........................         88
      1,381    Applied Industrial Technologies,
                 Inc.................................         26
      1,200    * Astec Industries, Inc...............         12
        400    * August Technology Corp..............          2
      2,164    Baldor Electric Co....................         43
      1,478    Briggs & Stratton Corp................         63
      2,384    * Brooks-PRI Automation, Inc..........         27
      1,000    California Water Service Group........         24
      5,543    * Capstone Turbine Corp...............          5
      1,195    * Casella Waste Systems, Inc (Class
                 A)..................................         11
     23,320    Caterpillar, Inc......................      1,066
        714    CIRCOR International, Inc.............         11
      1,567    * Coinstar, Inc.......................         35
        881    * Columbus Mckinnon Corp..............          3
        734    * Consolidated Graphics, Inc..........         16
      2,403    Cummins, Inc..........................         68
      1,000    * Cuno, Inc...........................         33
      7,543    e Danaher Corp........................        496
     16,152    Deere & Co............................        741
      3,450    * Dycom Industries, Inc...............         46
      4,751    Eaton Corp............................        371
     28,412    Emerson Electric Co...................      1,445
      3,059    Federal Signal Corp...................         59
        956    * Flow International Corp.............          2
      3,277    * Flowserve Corp......................         48
      3,959    * FMC Technologies, Inc...............         81
        462    Franklin Electric Co, Inc.............         22
      2,400    e* FuelCell Energy, Inc...............         16
      1,072    * Gardner Denver, Inc.................         22
      2,986    GATX Corp.............................         68
    674,361    General Electric Co...................     16,421

   SHARES                                              VALUE (000)
   ------                                              -----------
        870    * Genlyte Group, Inc..................   $     27
      1,604    * Global Power Equipment Group, Inc...          8
        539    Gorman-Rupp Co........................         13
      1,629    * Graphic Packaging International
                 Corp................................          9
      2,800    Harsco Corp...........................         89
      1,781    * Headwaters, Inc.....................         28
      3,320    Hubbell, Inc (Class B)................        117
      1,893    IDEX Corp.............................         62
     14,937    Illinois Tool Works, Inc..............        969
      1,291    * Imagistics International, Inc.......         26
      1,262    * Ionics, Inc.........................         29
      3,200    JLG Industries, Inc...................         24
      3,106    * Joy Global, Inc.....................         35
        993    * Kadant, Inc.........................         15
      1,979    Kaydon Corp...........................         42
      2,312    Kennametal, Inc.......................         80
      2,194    Lafarge North America, Inc............         72
        300    Lawson Products, Inc..................          9
      2,211    Lincoln Electric Holdings, Inc........         51
        700    Lindsay Manufacturing Co..............         15
      1,409    * Littelfuse, Inc.....................         24
      3,185    e* Magna Entertainment Corp (Class
                 A)..................................         20
      1,400    * Magnetek, Inc.......................          6
      1,635    Manitowoc Co, Inc.....................         42
      3,352    Martin Marietta Materials, Inc........        103
      1,150    Milacron, Inc.........................          7
        565    Mine Safety Appliances Co.............         18
        413    Nacco Industries, Inc (Class A).......         18
      1,975    * National Instruments Corp...........         64
      3,724    * Navistar International Corp.........         91
      5,171    * Newpark Resources, Inc..............         22
      1,000    NN, Inc...............................         10
      1,603    Nordson Corp..........................         40
      7,439    Paccar, Inc...........................        343
      7,979    Parker Hannifin Corp..................        368
      4,039    Philadelphia Suburban Corp............         83
      1,200    e* Photon Dynamics, Inc...............         27
     16,289    Pitney Bowes, Inc.....................        532
      1,182    e* Plug Power, Inc....................          5
      3,890    * Power-One, Inc......................         22
      2,028    * Quanta Services, Inc................          7
      2,306    * Rayovac Corp........................         31
      1,663    Regal-Beloit Corp.....................         34
     10,488    * Republic Services, Inc..............        220
        400    Richardson Electronics Ltd............          3
        600    Robbins & Myers, Inc..................         11
     11,258    Rockwell Automation, Inc..............        233
      1,996    Roper Industries, Inc.................         73
        744    Sauer-Danfoss, Inc....................          6
        149    SJW Corp..............................         12
        884    * SPS Technologies, Inc...............         21
        469    Starrett (L.S.) Co (Class A)..........          8
      2,032    Stewart & Stevenson Services, Inc.....         29
        255    * Strattec Security Corp..............         12
      1,000    Tecumseh Products Co (Class A)........         44
        600    Tennant Co............................         20
      2,860    * Terex Corp..........................         32
      3,591    * Tetra Tech, Inc.....................         44
        940    * Tetra Technologies, Inc.............         20
      2,968    * Thomas & Betts Corp.................         50
      3,453    Timken Co.............................         66
        800    Toro Co...............................         51

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 43

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 PRODUCER DURABLES--(CONTINUED)
        571    e* TRC Cos, Inc.......................   $      7
        800    * Trikon Technologies, Inc............          4
      2,420    Trinity Industries, Inc...............         46
      2,995    * UNOVA, Inc..........................         18
      1,512    Valhi, Inc............................         13
      1,000    Valmont Industries, Inc...............         19
      6,476    Vulcan Materials Co...................        243
      5,309    W.W. Grainger, Inc....................        274
      2,466    Wabtec Corp...........................         35
      1,892    * Waste Connections, Inc..............         73
     39,009    Waste Management, Inc.................        894
      1,100    Watts Industries, Inc (Class A).......         17
     48,942    e* Xerox Corp.........................        394
                                                        --------
               TOTAL PRODUCER DURABLES...............     31,686
                                                        --------
 TECHNOLOGY--14.99%
     24,542    * 3Com Corp...........................        114
        900    * 3D Systems Corp.....................          7
      1,556    * Actel Corp..........................         25
      1,924    e* Acterna Corp.......................          0
      2,904    * Activision, Inc.....................         42
      3,042    * Actuate Corp........................          5
      5,409    * Acxiom Corp.........................         83
      7,709    * Adaptec, Inc........................         44
     54,729    * ADC Telecommunications, Inc.........        114
        700    * ADE Corp............................          4
     16,167    Adobe Systems, Inc....................        403
      1,423    * Adtran, Inc.........................         47
      4,600    * Advanced Digital Information Corp...         31
      1,193    * Advanced Energy Industries, Inc.....         15
      5,641    * Advanced Fibre Communications,
                 Inc.................................         94
     23,508    * Advanced Micro Devices, Inc.........        152
        395    * Advanced Power Technology, Inc......          1
      2,172    * Advent Software, Inc................         30
      4,300    * Aeroflex, Inc.......................         30
      2,600    * Aether Systems, Inc.................         10
      6,576    * Affiliated Computer Services, Inc
                 (Class A)...........................        346
     46,506    * Agere Systems, Inc (Class A)........         67
     67,048    * Agere Systems, Inc (Class B)........         94
      2,666    * Agile Software Corp.................         21
     31,522    * Agilent Technologies, Inc...........        566
      6,963    e* Akamai Technologies, Inc...........         12
      4,208    * Alliance Data Systems Corp..........         75
      1,895    * Alliance Semiconductor Corp.........          7
      2,156    * Alloy, Inc..........................         24
     26,142    * Altera Corp.........................        323
        360    * Altiris, Inc........................          6
      2,722    * American Management Systems, Inc....         33
     11,405    * American Power Conversion Corp......        173
      1,600    * American Superconductor Corp........          5
      6,298    e* Amkor Technology, Inc..............         30
      1,398    * Amphenol Corp (Class A).............         53
      2,400    * Anadigics, Inc......................          6
     24,778    * Analog Devices, Inc.................        591
        477    Analogic Corp.........................         24
      1,600    * Anaren Microwave, Inc...............         14
      5,887    * Andrew Corp.........................         61
      2,198    * Anixter International, Inc..........         51
      3,349    * Answerthink, Inc....................          8
      1,047    * Ansys, Inc..........................         21
      1,079    * Anteon International Corp...........         26
      1,700    * APAC Customer Services, Inc.........          4
     24,131    * Apple Computer, Inc.................        346

   SHARES                                              VALUE (000)
   ------                                              -----------
    110,766    * Applied Materials, Inc..............   $  1,443
     20,650    * Applied Micro Circuits Corp.........         76
      2,100    * Arbitron, Inc.......................         70
     19,021    * Ariba, Inc..........................         47
      4,429    * Arris Group, Inc....................         16
      6,892    * Arrow Electronics, Inc..............         88
      2,137    * Artesyn Technologies, Inc...........          8
        900    * Artisan Components, Inc.............         14
     18,184    * Ascential Software Corp.............         44
      1,946    e* Asiainfo Holdings, Inc.............         12
      4,000    * Aspect Communications Corp..........         11
      2,555    e* Aspen Technology, Inc..............          7
      1,322    e* AstroPower, Inc....................         11
      2,600    * Asyst Technologies, Inc.............         19
      1,509    * At Road, Inc........................          6
     27,984    * Atmel Corp..........................         62
      1,950    * ATMI, Inc...........................         36
      1,206    * Audiovox Corp (Class A).............         12
      7,958    Autodesk, Inc.........................        114
     41,851    Automatic Data Processing, Inc........      1,643
      4,177    * Avanex Corp.........................          4
     26,003    e* Avaya, Inc.........................         64
      2,497    * Avenue A, Inc.......................          7
      1,792    * Avid Technology, Inc................         41
      7,746    * Avnet, Inc..........................         84
      2,798    * Avocent Corp........................         62
      3,822    AVX Corp..............................         37
      7,081    * Axcelis Technologies, Inc...........         40
      1,500    * AXT, Inc............................          3
      1,052    * Barra, Inc..........................         32
     24,846    * BEA Systems, Inc....................        285
      9,758    * BearingPoint, Inc...................         67
        786    BEI Technologies, Inc.................          9
        674    Bel Fuse, Inc (Class B)...............         14
      1,712    Belden, Inc...........................         26
      1,637    * Benchmark Electronics, Inc..........         47
      7,662    * Bisys Group, Inc....................        122
      1,400    Black Box Corp........................         63
     16,680    * BMC Software, Inc...................        285
      4,105    * Borland Software Corp...............         50
        924    * Boston Communications Group.........         12
     13,313    * Broadcom Corp (Class A).............        200
     16,002    * Brocade Communications Systems,
                 Inc.................................         66
      1,800    C&D Technologies, Inc.................         32
      3,175    * Cable Design Technologies Corp......         19
      1,796    * CACI International, Inc (Class A)...         64
     18,038    * Cadence Design Systems, Inc.........        213
        700    * Caminus Corp........................          2
      1,340    * Carreker Corp.......................          6
        300    * Catapult Communications Corp........          4
      2,266    * C-COR.net Corp......................          8
      1,843    * Centillium Communications, Inc......          4
     10,128    e* Ceridian Corp......................        146
      4,279    * Certegy, Inc........................        105
      4,200    * Checkfree Corp......................         67
      2,315    * Checkpoint Systems, Inc.............         24
      3,036    * ChipPAC, Inc........................         11
      2,100    * Chordiant Software, Inc.............          3
      3,700    * Ciber, Inc..........................         19
     27,122    * CIENA Corp..........................        139
      5,224    * Cirrus Logic, Inc...................         15
    496,394    * Cisco Systems, Inc..................      6,503

                       See Notes to Financial Statements
B- 44 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 TECHNOLOGY--(CONTINUED)
     12,523    * Citrix Systems, Inc.................   $    154
        524    * ClearOne Communications, Inc........          2
      8,299    * CNET Networks, Inc..................         22
      2,394    * Cognex Corp.........................         44
        500    e* Cognizant Technology Solutions
                 Corp................................         36
      1,500    Cohu, Inc.............................         22
      3,800    * CommScope, Inc......................         30
      1,641    * Compucom Systems, Inc...............          9
     30,933    Computer Associates International,
                 Inc.................................        418
      2,259    * Computer Horizons Corp..............          7
      2,075    * Computer Network Technology Corp....         15
     10,977    * Computer Sciences Corp..............        378
     22,875    * Compuware Corp......................        110
        200    Compx International, Inc..............          2
     12,818    * Comverse Technology, Inc............        128
      1,700    * Concord Camera Corp.................          9
      1,145    * Concord Communications, Inc.........         10
     34,705    * Concord EFS, Inc....................        546
      4,500    * Concurrent Computer Corp............         13
     18,598    * Conexant Systems, Inc...............         30
     11,750    * Convergys Corp......................        178
        573    * CoorsTek, Inc.......................         15
     72,733    e* Corning, Inc.......................        241
      1,384    * Covansys Corp.......................          5
      2,947    e* Cray, Inc..........................         23
      4,346    * Credence Systems Corp...............         41
      5,099    e* Cree, Inc..........................         83
      3,793    * CSG Systems International, Inc......         52
      2,100    CTS Corp..............................         16
      1,000    Cubic Corp............................         18
      2,443    e* Cymer, Inc.........................         79
      8,434    * Cypress Semiconductor Corp..........         48
      1,000    * Daktronics, Inc.....................         13
      1,300    * Datastream Systems, Inc.............          8
      3,000    e* DDI Corp...........................          1
      2,278    * dELiA*s Corp (Class A)..............          1
    153,383    * Dell Computer Corp..................      4,101
      4,378    Deluxe Corp...........................        184
      1,448    * DiamondCluster International, Inc
                 (Class A)...........................          5
      4,872    Diebold, Inc..........................        201
        703    * Digimarc Corp.......................          8
      2,000    * Digital Insight Corp................         17
      1,928    * Digital River, Inc..................         23
        600    * Digitas, Inc........................          2
        567    * DocuCorp International, Inc.........          4
      2,800    * Documentum, Inc.....................         44
      8,500    * DoubleClick, Inc....................         48
        607    * Drexler Technology Corp.............          8
      1,939    * DSP Group, Inc......................         31
      8,119    * DST Systems, Inc....................        289
        859    * Dupont Photomasks, Inc..............         20
      4,538    * E.piphany, Inc......................         19
      8,828    * Earthlink, Inc......................         48
      1,800    e* Echelon Corp.......................         20
      1,002    EDO Corp..............................         21
      3,401    * eFunds Corp.........................         31
      2,000    * Electro Scientific Industries,
                 Inc.................................         40
      1,600    * Electroglas, Inc....................          2
      8,181    * Electronic Arts, Inc................        407
     32,527    Electronic Data Systems Corp..........        599
      3,700    * Electronics For Imaging, Inc........         60
        900    * Embarcadero Technologies, Inc.......          5

   SHARES                                              VALUE (000)
   ------                                              -----------
    150,200    * EMC Corp............................   $    922
      1,702    * Emcore Corp.........................          4
        756    * EMS Technologies, Inc...............         12
      5,723    * Emulex Corp.........................        106
      3,302    * Entegris, Inc.......................         34
     11,627    * Enterasys Networks, Inc.............         18
      3,500    * Entrust, Inc........................         12
        737    * EPIQ Systems, Inc...................         11
      9,810    Equifax, Inc..........................        227
      1,565    * eSpeed, Inc (Class A)...............         27
      2,200    * ESS Technology, Inc.................         14
      1,492    * Esterline Technologies Corp.........         26
      2,800    * Exar Corp...........................         35
        600    * Excel Technology, Inc...............         11
      7,347    * Extreme Networks, Inc...............         24
      1,594    e* F5 Networks, Inc...................         17
      3,504    Fair, Isaac & Co, Inc.................        150
      7,879    * Fairchild Semiconductor
                 International, Inc (Class A)........         84
      2,479    e* FalconStor Software, Inc...........         10
      1,709    * FEI Co..............................         26
      2,523    * Filenet Corp........................         31
      9,210    e* Finisar Corp.......................          9
     51,655    First Data Corp.......................      1,829
     13,012    * Fiserv, Inc.........................        442
      1,071    * Flir Systems, Inc...................         52
      6,278    * Foundry Networks, Inc...............         44
      2,724    e* Freemarkets, Inc...................         18
      2,000    * FSI International, Inc..............          9
     12,739    * Gateway, Inc........................         40
      2,400    General Cable Corp....................          9
      2,198    e* Genesis Microchip, Inc.............         29
        500    * Global Imaging Systems, Inc.........          9
      2,524    Global Payments, Inc..................         81
      8,569    * GlobespanVirata, Inc................         38
      4,100    * GrafTech International Ltd..........         24
      2,046    * Griffon Corp........................         28
      3,033    e* Handspring, Inc....................          3
      4,036    * Harmonic, Inc.......................          9
      4,175    Harris Corp...........................        110
      1,700    Helix Technology Corp.................         19
      4,697    Henry (Jack) & Associates, Inc........         57
    183,561    Hewlett-Packard Co....................      3,187
      1,800    * Hutchinson Technology, Inc..........         37
      2,432    * Hypercom Corp.......................          9
      2,230    * Hyperion Solutions Corp.............         57
     20,390    e* i2 Technologies, Inc...............         23
      3,289    * Identix, Inc........................         17
      1,449    * iGate Corp..........................          4
        700    * Ii-Vi, Inc..........................         11
      9,909    IKON Office Solutions, Inc............         71
      2,423    * Imation Corp........................         85
        900    * Inet Technologies, Inc..............          5
      2,671    * InFocus Corp........................         16
        403    * Infogrames, Inc.....................          1
      4,516    * Infonet Services Corp (Class B).....          9
      4,284    * Informatica Corp....................         25
      1,989    * Information Resources, Inc..........          3
        461    * Inforte Corp........................          4
      5,682    * Ingram Micro, Inc (Class A).........         70
      9,219    * Inktomi Corp........................         15
        600    * Inrange Technologies Corp (Class
                 B)..................................          1
        692    * Integral Systems, Inc...............         14

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 45

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 TECHNOLOGY--(CONTINUED)
      3,402    * Integrated Circuit Systems, Inc.....   $     62
      7,233    * Integrated Device Technology, Inc...         61
    453,593    Intel Corp............................      7,062
        900    * Intercept, Inc......................         15
      3,915    * Interdigital Communications Corp....         57
      3,200    * Intergraph Corp.....................         57
      8,760    * Interland, Inc......................         11
        991    * Intermagnetics General Corp.........         19
    116,157    International Business Machines
                 Corp................................      9,002
      4,451    * International Rectifier Corp........         82
      2,744    e* Internet Security Systems, Inc.....         50
      8,141    * Intersil Corp (Class A).............        113
      1,400    Inter-Tel, Inc........................         29
      5,317    * Intertrust Technologies Corp........         22
      7,538    * Interwoven, Inc.....................         20
      1,058    * Intrado, Inc........................         11
     12,897    * Intuit, Inc.........................        605
      3,555    * Iomega Corp.........................         28
      4,245    * Iron Mountain, Inc..................        140
      1,367    * ITXC Corp...........................          3
      1,548    * Ixia................................          6
        700    * IXYS Corp...........................          5
      6,865    * J.D. Edwards & Co...................         77
        359    e* j2 Global Communications, Inc......          7
     10,680    * Jabil Circuit, Inc..................        191
      1,953    * JDA Software Group, Inc.............         19
     83,158    e* JDS Uniphase Corp..................        205
     19,963    * Juniper Networks, Inc...............        136
      4,227    * Keane, Inc..........................         38
        600    Keithley Instruments, Inc.............          8
      6,007    * Kemet Corp..........................         53
      1,731    * Keynote Systems, Inc................         13
      1,396    * Kforce, Inc.........................          6
     12,834    e* KLA-Tencor Corp....................        454
      4,991    * Kopin Corp..........................         20
      1,368    * Kronos, Inc.........................         51
      3,600    * Kulicke & Soffa Industries, Inc.....         21
      8,892    * Lam Research Corp...................         96
      6,194    * Lattice Semiconductor Corp..........         54
      1,010    * Lawson Software, Inc................          6
        753    * Learning Tree International, Inc....         10
        517    * LeCroy Corp.........................          6
      6,268    * Legato Systems, Inc.................         32
      2,300    * Lexar Media, Inc....................         14
      8,794    e* Lexmark International, Inc.........        532
      7,622    * Liberate Technologies...............         11
      2,034    * Lightbridge, Inc....................         13
     21,460    Linear Technology Corp................        552
      4,921    * Looksmart Ltd.......................         12
     25,435    * LSI Logic Corp......................        147
      3,416    * LTX Corp............................         21
    235,713    e* Lucent Technologies, Inc...........        297
      4,000    * Macromedia, Inc.....................         43
      3,052    * Macrovision Corp....................         49
      1,332    * Magma Design Automation, Inc........         13
      2,621    * Mail-Well, Inc......................          7
      1,369    e* Manhattan Associates, Inc..........         32
        519    * Mantech International Corp (Class
                 A)..................................         10
      1,100    e* Manufacturers Services Ltd.........          6
      4,273    e* Manugistics Group, Inc.............         10
      1,033    * MAPICS, Inc.........................          7
      1,100    * Mapinfo Corp........................          6

   SHARES                                              VALUE (000)
   ------                                              -----------
      1,446    * Mastec, Inc.........................   $      4
      3,375    * Matrixone, Inc......................         15
     21,950    Maxim Integrated Products, Inc........        725
     14,340    * Maxtor Corp.........................         73
      4,553    * McData Corp (Class A)...............         32
      1,400    * MCSi, Inc...........................          7
      1,462    * MEMC Electronic Materials, Inc......         11
      4,700    * Mentor Graphics Corp................         37
      1,540    * Mercury Computer Systems, Inc.......         47
      5,343    * Mercury Interactive Corp............        158
        940    * Merix Corp..........................          8
      1,900    * MetaSolv, Inc.......................          3
      2,500    Methode Electronics, Inc (Class A)....         27
      2,475    * Mettler-Toledo International, Inc...         79
      4,564    * Micrel, Inc.........................         41
     13,549    Microchip Technology, Inc.............        331
      5,400    * Micromuse, Inc......................         21
     37,075    e* Micron Technology, Inc.............        361
      2,114    * Microsemi Corp......................         13
    303,824    * Microsoft Corp......................     15,708
      3,137    e* Microtune, Inc.....................         10
      2,110    e* MIPS Technologies, Inc (Class A)...          6
        582    * MIPS Technologies, Inc (Class B)....          2
      1,655    e* MKS Instruments, Inc...............         27
      8,875    Molex, Inc............................        204
      1,289    * Monolithic System Technology, Inc...         16
    153,363    Motorola, Inc.........................      1,327
      1,100    * MRO Software, Inc...................         13
      5,858    * MRV Communications, Inc.............          6
      1,508    MTS Systems Corp......................         15
        500    * Nanometrics, Inc....................          2
        360    * Nassda Corp.........................          4
        500    * National Processing, Inc............          8
     12,371    * National Semiconductor Corp.........        186
        872    * Navigant International, Inc.........         11
      4,200    * NCP Litigation Trust................          0
      5,670    * NCR Corp............................        135
      2,331    NDCHealth Corp........................         46
      1,200    * Net2Phone, Inc......................          5
      1,742    e* Netegrity, Inc.....................          6
      2,845    * NETIQ Corp..........................         35
        746    * Netro Corp..........................          2
      1,000    * Netscout Systems, Inc...............          4
        722    * NetScreen Technologies, Inc.........         12
     20,473    e* Network Appliance, Inc.............        205
     10,639    * Network Associates, Inc.............        171
      4,791    * New Focus, Inc......................         18
      2,716    * Newport Corp........................         34
      1,500    e* Next Level Communications, Inc.....          1
      1,732    * NIC, Inc............................          2
      1,000    * Novadigm, Inc.......................          2
     24,705    * Novell, Inc.........................         83
     10,195    * Novellus Systems, Inc...............        286
      1,400    * Nu Horizons Electronics Corp........          8
      1,939    * Nuance Communications, Inc..........          5
      1,360    * Numerical Technologies, Inc.........          5
      9,004    e* Nvidia Corp........................        104
      1,700    e* NYFIX, Inc.........................          8
      4,021    * Oak Technology, Inc.................         11
      1,426    * Omnivision Technologies, Inc........         19
      2,400    * ON Semiconductor Corp...............          3
      2,900    * Onyx Software Corp..................          4
     12,637    * Openwave Systems, Inc...............         25

                       See Notes to Financial Statements
B- 46 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 TECHNOLOGY--(CONTINUED)
      8,470    * Oplink Communications, Inc..........   $      7
        600    * Opnet Technologies, Inc.............          5
    279,387    * Oracle Corp.........................      3,017
        482    * OSI Systems, Inc....................          8
        547    * Overland Storage, Inc...............          8
      3,572    * Overture Services, Inc..............         98
      1,600    * Packeteer, Inc......................         11
      2,088    * Palm, Inc...........................         33
      1,975    * Paradyne Networks, Inc..............          3
     17,964    * Parametric Technology Corp..........         45
      1,250    Park Electrochemical Corp.............         24
      2,314    * Paxar Corp..........................         34
      2,900    * Paxson Communications Corp..........          6
     22,077    Paychex, Inc..........................        616
      1,347    * PC-Tel, Inc.........................          9
        860    * PDF Solutions, Inc..................          6
        603    * PEC Solutions, Inc..................         18
      1,800    * Pegasus Solutions, Inc..............         18
        438    * Pegasystems, Inc....................          2
     18,709    * Peoplesoft, Inc.....................        342
      1,447    * Pericom Semiconductor Corp..........         12
      4,935    * Perot Systems Corp (Class A)........         53
      1,700    * Phoenix Technologies Ltd............         10
      1,900    * Photronics, Inc.....................         26
      2,158    Pioneer-Standard Electronics, Inc.....         20
      2,318    * Pixelworks, Inc.....................         13
        904    * Planar Systems, Inc.................         19
      2,717    * Plantronics, Inc....................         41
      3,100    * Plexus Corp.........................         27
      1,200    * PLX Technology, Inc.................          5
     11,397    e* PMC-Sierra, Inc....................         63
      7,006    * Polycom, Inc........................         67
        700    * Pomeroy Computer Resources, Inc.....          8
      7,300    * Portal Software, Inc................          6
        458    * Powell Industries, Inc..............          8
      1,813    * Power Integrations, Inc.............         31
      4,709    * Powerwave Technologies, Inc.........         25
      2,566    e* PRG-Schultz International, Inc.....         23
      1,500    * Probusiness Services, Inc...........         15
      2,252    * Progress Software Corp..............         29
      1,742    * Proton Energy Systems...............          5
      8,578    e* Proxim Corp (Class A)..............          7
      3,398    * PTEK Holdings, Inc..................         15
      6,107    * QLogic Corp.........................        211
      1,050    * QRS Corp............................          7
     52,017    * Qualcomm, Inc.......................      1,893
      9,635    * Quantum Corp........................         26
      2,634    * Quest Software, Inc.................         27
        449    Quixote Corp..........................          8
      1,238    * Radiant Systems, Inc................         12
      1,200    * Radisys Corp........................         10
      1,700    * Rainbow Technologies, Inc...........         12
      3,114    * Raindance Communications, Inc.......         10
      6,100    * Rambus, Inc.........................         41
     12,375    * Rational Software Corp..............        129
      8,725    * Read-Rite Corp......................          3
      6,483    * RealNetworks, Inc...................         25
      8,148    * Red Hat, Inc........................         48
      9,518    e* Redback Networks, Inc..............          8
      2,049    * Register.com, Inc...................          9
        781    e* Renaissance Learning, Inc..........         15
        700    e* Research Frontiers, Inc............          6

   SHARES                                              VALUE (000)
   ------                                              -----------
      3,716    * Retek, Inc..........................   $     10
      4,460    Reynolds & Reynolds Co (Class A)......        114
      9,806    * RF Micro Devices, Inc...............         72
      8,816    * Riverstone Networks, Inc............         19
      1,100    * Rogers Corp.........................         24
      1,418    * Roxio, Inc..........................          7
      3,307    * RSA Security, Inc...................         20
        688    * Rudolph Technologies, Inc...........         13
      5,099    * S1 Corp.............................         23
      9,000    * Safeguard Scientifics, Inc..........         12
        982    * Sanchez Computer Associates, Inc....          3
      4,157    e* Sandisk Corp.......................         84
     36,035    * Sanmina-SCI Corp....................        162
      5,900    * Sapient Corp........................         12
      1,000    * SBS Technologies, Inc...............          9
      3,746    e* Scansoft, Inc......................         19
        349    * Scansource, Inc.....................         17
     10,710    Scientific-Atlanta, Inc...............        127
      1,124    * SCM Microsystems, Inc...............          5
      1,500    * Seachange International, Inc........          9
     16,448    * Seagate Technology -Escrow..........          0
      2,100    * Secure Computing Corp...............         13
      3,749    * Seebeyond Technology Corp...........          9
      1,100    * Semitool, Inc.......................          7
      4,307    * Semtech Corp........................         47
      1,206    * Serena Software, Inc................         19
     26,862    * Siebel Systems, Inc.................        201
     13,958    * Silicon Graphics, Inc...............         16
      4,000    * Silicon Image, Inc..................         24
      1,654    e* Silicon Laboratories, Inc..........         32
      5,900    * Silicon Storage Technology, Inc.....         24
        500    * Siliconix, Inc......................         12
        517    * Simpletech, Inc.....................          2
      1,800    * Sipex Corp..........................          7
      3,700    * Sitel Corp..........................          4
     56,649    e* Solectron Corp.....................        201
      2,000    * Somera Communications, Inc..........          5
      6,172    e* SONICblue, Inc.....................          3
      3,546    * SonicWALL, Inc......................         13
     12,965    * Sonus Networks, Inc.................         13
      1,062    * Sourcecorp..........................         20
      1,100    * Spectralink Corp....................          8
      1,766    * SpeechWorks International, Inc......          5
        900    * SPSS, Inc...........................         13
        362    * SRA International, Inc (Class A)....         10
        566    * SS&C Technologies, Inc..............          6
      1,100    * Standard Microsystems Corp..........         21
      7,239    * Storage Technology Corp.............        155
      4,277    * StorageNetworks, Inc................          5
      6,000    * Stratex Networks, Inc...............         13
        462    * Stratos Lightwave, Inc..............          2
    220,432    * Sun Microsystems, Inc...............        686
     19,170    * Sungard Data Systems, Inc...........        452
        179    * Suntron Corp........................          1
        745    * Supertex, Inc.......................         11
      4,191    e* Surebeam Corp (Class A)............         17
      6,382    * Sybase, Inc.........................         86
     11,448    * Sycamore Networks, Inc..............         33
      1,700    * Sykes Enterprises, Inc..............          6
      9,846    e* Symantec Corp......................        398
     15,819    Symbol Technologies, Inc..............        130
        360    * Synaptics, Inc......................          3
      5,120    * Synopsys, Inc.......................        236

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 47

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 TECHNOLOGY--(CONTINUED)
      1,200    * Synplicity, Inc.....................   $      5
        403    * Syntel, Inc.........................          8
        358    Sypris Solutions, Inc.................          4
      2,200    * Systems & Computer Technology
                 Corp................................         19
      2,600    e* Take-Two Interactive Software,
                 Inc.................................         61
      3,456    * Tech Data Corp......................         93
      2,506    Technitrol, Inc.......................         40
      3,400    * Tekelec.............................         36
      5,828    * Tektronix, Inc......................        106
     28,264    * Tellabs, Inc........................        205
      5,597    e* Tellium, Inc.......................          4
     12,633    e* Teradyne, Inc......................        164
      4,400    e* Terayon Communication Systems,
                 Inc.................................          9
    117,677    e Texas Instruments, Inc..............      1,766
      1,558    * Therma-Wave, Inc....................          2
     11,709    * Thermo Electron Corp................        236
      1,600    * Three-Five Systems, Inc.............         10
      5,754    * TIBCO Software, Inc.................         36
      1,039    * Tier Technologies, Inc (Class B)....         17
      1,300    e* Tivo, Inc..........................          7
      1,000    * Tollgrade Communications, Inc.......         12
      2,517    e Total System Services, Inc..........         34
      7,500    * Touch America Holdings, Inc.........          3
      2,287    * Transaction Systems Architects, Inc
                 (Class A)...........................         15
      7,764    * Transmeta Corp......................          9
      1,800    * Trimble Navigation Ltd..............         22
        526    * Tripos, Inc.........................          4
      9,492    * Triquint Semiconductor, Inc.........         40
      2,119    * Trizetto Group, Inc.................         13
      1,025    * TTM Technologies, Inc...............          3
      2,000    * Turnstone Systems, Inc..............          5
      2,317    * Tyler Technologies, Inc.............         10
        640    * Ulticom, Inc........................          5
        791    * Ultimate Electronics, Inc...........          8
      1,608    * Ultratech Stepper, Inc..............         16
     22,177    * Unisys Corp.........................        220
        688    United Industrial Corp................         11
      1,496    * United Online, Inc..................         24
      1,200    e* Universal Display Corp.............          9
      4,272    * Utstarcom, Inc......................         85
      4,946    * Valueclick, Inc.....................         14
      2,211    * Varian Semiconductor Equipment
                 Associates, Inc.....................         53
      1,820    * Veeco Instruments, Inc..............         21
        325    * Verint Systems, Inc.................          7
     15,283    * VeriSign, Inc.......................        123
     27,846    * Veritas Software Corp...............        435
      1,614    * Verity, Inc.........................         22
      1,471    * Vicor Corp..........................         12
      2,700    e* Viewpoint Corp.....................          5
     16,948    * Vignette Corp.......................         21
        739    * Virage Logic Corp...................          7
        382    Virco Manufacturing Corp..............          4
     10,980    * Vishay Intertechnology, Inc.........        123
     14,636    e* Vitesse Semiconductor Corp.........         32
      5,100    * Vitria Technology, Inc..............          4
        572    * Volt Information Sciences, Inc......         10
      2,566    Wallace Computer Services, Inc........         55
      1,600    * WatchGuard Technologies, Inc........         10
      1,666    e* WebEx Communications, Inc..........         25
      3,244    * webMethods, Inc.....................         27
      1,479    * Websense, Inc.......................         32
      1,000    * WESCO International, Inc............          5

   SHARES                                              VALUE (000)
   ------                                              -----------
     13,200    e* Western Digital Corp...............   $     84
      1,260    * White Electronic Designs Corp.......         10
      1,507    * Wilson Greatbatch Technologies,
                 Inc.................................         44
      4,910    * Wind River Systems, Inc.............         20
      1,700    * Wireless Facilities, Inc............         10
      1,000    * Witness Systems, Inc................          3
        800    Woodhead Industries, Inc..............          9
      1,429    * Xicor, Inc..........................          5
     22,757    * Xilinx, Inc.........................        469
      1,570    * Zebra Technologies Corp (Class A)...         90
      1,950    * Zoran Corp..........................         27
      1,200    * Zygo Corp...........................          8
                                                        --------
               TOTAL TECHNOLOGY                           92,141
                                                        --------
 TRANSPORTATION--1.32%
      3,500    Airborne, Inc.........................         52
      4,500    * Airtran Holdings, Inc...............         18
      1,734    * Alaska Air Group, Inc...............         38
     10,953    * AMR Corp............................         72
      1,500    * Arkansas Best Corp..................         39
      2,900    * Atlantic Coast Airlines Holdings,
                 Inc.................................         35
      1,200    * Atlas Air Worldwide Holdings, Inc...          2
      2,566    * BE Aerospace, Inc...................          9
     25,978    Burlington Northern Santa Fe Corp.....        676
      4,624    C.H. Robinson Worldwide, Inc..........        144
      3,058    CNF, Inc..............................        102
      4,581    e* Continental Airlines, Inc (Class
                 B)..................................         33
        424    * Covenant Transport, Inc (Class A)...          8
     14,370    CSX Corp..............................        407
      8,490    Delta Air Lines, Inc..................        103
      2,500    * EGL, Inc............................         36
      6,494    Expeditors International Of
                 Washington, Inc.....................        212
      2,161    * ExpressJet Holdings, Inc............         22
     20,236    FedEx Corp............................      1,097
      1,040    Florida East Coast Industries, Inc
                 (Class A)...........................         24
        826    * Forward Air Corp....................         16
      2,150    * Frontier Airlines, Inc..............         15
        835    * Genesee & Wyoming, Inc (Class A)....         17
      2,145    * Heartland Express, Inc..............         49
      1,500    e* Hunt (J.B.) Transport Services,
                 Inc.................................         44
        631    e* JetBlue Airways Corp...............         17
      4,150    * Kansas City Southern Industries,
                 Inc.................................         50
      1,689    * Knight Transportation, Inc..........         35
        914    * Landstar System, Inc................         53
      2,151    * Mesa Air Group, Inc.................          9
        600    * Mesaba Holdings, Inc................          4
        841    * Midwest Express Holdings, Inc.......          4
     26,343    Norfolk Southern Corp.................        527
      3,871    * Northwest Airlines Corp.............         28
      1,962    Overseas Shipholding Group, Inc.......         35
        221    * P.A.M. Transportation Services......          6
      2,021    * RailAmerica, Inc....................         14
        777    Roadway Corp..........................         29
      3,884    Ryder System, Inc.....................         87
      9,902    * Sabre Holdings Corp.................        179
        900    * SCS Transportation, Inc.............          9
      2,270    Shurgard Storage Centers, Inc (Class
                 A)..................................         71
      3,616    Skywest, Inc..........................         47
     52,362    Southwest Airlines Co.................        728
      4,341    * Swift Transportation Co, Inc........         87
        400    * U.S. Xpress Enterprises, Inc (Class
                 A)..................................          4
      4,000    b,e* UAL Corp.........................          6
     17,043    Union Pacific Corp....................      1,020

                       See Notes to Financial Statements
B- 48 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 TRANSPORTATION--(CONTINUED)
     26,366    United Parcel Service, Inc (Class
                 B)..................................   $  1,663
      1,835    USFreightways Corp....................         53
      2,733    Werner Enterprises, Inc...............         59
      1,800    * Yellow Corp.........................         45
                                                        --------
               TOTAL TRANSPORTATION                        8,139
                                                        --------
 UTILITIES--6.96%
     29,552    * AES Corp............................         89
      3,864    AGL Resources, Inc....................         94
      1,700    * AirGate PCS, Inc....................          1
      5,002    * Alamosa Holdings, Inc...............          3
        473    * Alaska Communications Systems Group,
                 Inc.................................          1
      8,638    Allegheny Energy, Inc.................         65
      7,370    e* Allegiance Telecom, Inc............          5
      1,866    * Allen Telecom, Inc..................         18
      5,279    Allete, Inc...........................        120
      6,301    Alliant Energy Corp...................        104
     21,031    Alltel Corp...........................      1,073
      9,893    Ameren Corp...........................        411
     21,907    American Electric Power Co, Inc.......        599
     11,629    e* American Tower Corp (Class A)......         41
     10,655    Aquila, Inc...........................         19
     51,500    AT&T Corp.............................      1,345
    151,239    e* AT&T Wireless Services, Inc........        855
      2,945    Atmos Energy Corp.....................         69
      3,500    Avista Corp...........................         40
    127,161    BellSouth Corp........................      3,290
      1,900    Black Hills Corp......................         50
     13,787    * Broadwing, Inc......................         49
     24,314    e* Calpine Corp.......................         79
        800    Cascade Natural Gas Corp..............         16
        600    * Centennial Communications Corp......          2
     18,443    Centerpoint Energy, Inc...............        157
        846    Central Vermont Public Service Corp...         15
      9,623    CenturyTel, Inc.......................        283
      1,183    CH Energy Group, Inc..................         55
     11,513    Cinergy Corp..........................        388
     19,501    * Citizens Communications Co..........        206
      2,970    Cleco Corp............................         42
      8,642    CMS Energy Corp.......................         82
        782    * Commonwealth Telephone Enterprises,
                 Inc.................................         28
        556    Connecticut Water Service, Inc........         14
     14,457    Consolidated Edison, Inc..............        619
     11,249    e Constellation Energy Group, Inc.....        313
     14,725    * Crown Castle International Corp.....         55
      1,200    CT Communications, Inc................         14
     20,713    Dominion Resources, Inc...............      1,137
      8,774    DPL, Inc..............................        135
      4,100    DQE, Inc..............................         62
     11,008    DTE Energy Co.........................        511
     60,347    Duke Energy Corp......................      1,179
     19,348    e Dynegy, Inc (Class A)...............         23
     22,377    * Edison International................        265
     36,664    El Paso Corp..........................        255
      3,388    * El Paso Electric Co.................         37
      1,602    Empire District Electric Co...........         29
      2,318    Energen Corp..........................         67
     10,024    Energy East Corp......................        221
        302    EnergySouth, Inc......................          9
     15,150    Entergy Corp..........................        691
      4,406    Equitable Resources, Inc..............        154
     21,885    Exelon Corp...........................      1,155
     18,879    FirstEnergy Corp......................        622

   SHARES                                              VALUE (000)
   ------                                              -----------
     11,968    e FPL Group, Inc......................   $    720
      3,022    * General Communication, Inc (Class
                 A)..................................         20
     17,200    b* Geotek Communications, Inc.........          0
        824    * Golden Telecom, Inc.................         10
      4,358    Great Plains Energy, Inc..............        100
      2,600    Hawaiian Electric Industries, Inc.....        114
      1,000    Hickory Tech Corp.....................         10
      2,558    Idacorp, Inc..........................         64
      1,797    * IDT Corp............................         31
      1,600    * IDT Corp (Class B)..................         25
      9,633    KeySpan Corp..........................        339
      6,243    Kinder Morgan, Inc....................        264
      1,400    Laclede Group, Inc....................         34
     22,157    e* Level 3 Communications, Inc........        109
      2,341    e* McLeod USA, Inc (Class A)..........          2
     39,967    e* McLeod USA, Inc (Escrow)...........          0
      4,900    MDU Resources Group, Inc..............        126
      1,200    MGE Energy, Inc.......................         32
        555    Middlesex Water Co....................         12
     27,643    e* Mirant Corp........................         52
        659    * NATCO Group, Inc (Class A)..........          4
      4,958    National Fuel Gas Co..................        103
      1,850    New Jersey Resources Corp.............         58
     45,483    e* Nextel Communications, Inc (Class
                 A)..................................        525
      4,867    * Nextel Partners, Inc (Class A)......         30
      3,050    Nicor, Inc............................        104
     14,928    NiSource, Inc.........................        299
      2,809    * NiSource, Inc (Sails)...............          6
      1,100    North Pittsburgh Systems, Inc.........         15
      8,977    Northeast Utilities...................        136
      1,750    Northwest Natural Gas Co..............         47
      2,000    e Northwestern Corp...................         10
      3,639    NSTAR.................................        162
      1,000    NUI Corp..............................         17
      5,321    OGE Energy Corp.......................         94
        494    * Oil States International, Inc.......          6
      3,790    Oneok, Inc............................         73
      1,700    Otter Tail Corp.......................         46
      2,462    Peoples Energy Corp...................         95
      6,881    Pepco Holdings, Inc...................        133
      1,637    * Petroquest Energy, Inc..............          7
     26,464    * PG&E Corp...........................        368
      2,182    Piedmont Natural Gas Co, Inc..........         77
      5,318    Pinnacle West Capital Corp............        181
      2,620    PNM Resources, Inc....................         62
     10,070    PPL Corp..............................        349
      3,500    * Price Communications Corp...........         48
     15,362    Progress Energy, Inc..................        666
      5,000    * Progress Energy, Inc (Cvo)..........          2
     14,150    Public Service Enterprise Group,
                 Inc.................................        454
      6,054    Puget Energy, Inc.....................        133
      5,255    Questar Corp..........................        146
        650    * Quicksilver Resources, Inc..........         15
     91,798    * Qwest Communications International,
                 Inc.................................        459
      4,225    e* RCN Corp...........................          2
     18,132    e* Reliant Resources, Inc.............         58
    226,593    SBC Communications, Inc...............      6,143
      7,241    SCANA Corp............................        224
      1,200    SEMCO Energy, Inc.....................          7
     12,297    Sempra Energy.........................        291
        234    Shenandoah Telecom Co.................         11
      7,400    Sierra Pacific Resources..............         48

                       See Notes to Financial Statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 49

        Statement of Investments - STOCK INDEX FUND - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                              VALUE (000)
   ------                                              -----------
 UTILITIES--(CONTINUED)
      9,741    e* Skyworks Solutions, Inc............   $     84
        800    South Jersey Industries, Inc..........         26
     47,634    Southern Co...........................      1,352
      2,899    * Southern Union Co...................         48
      2,332    Southwest Gas Corp....................         55
        699    Southwest Water Co....................          9
      1,900    * Southwestern Energy Co..............         22
     60,225    Sprint Corp (FON Group)...............        872
     48,982    * Sprint Corp (PCS Group).............        215
        956    SureWest Communications...............         36
      1,652    * Talk America Holdings, Inc..........          9
     10,202    e TECO Energy, Inc....................        158
      3,587    Telephone & Data Systems, Inc.........        169
      3,067    * Time Warner Telecom, Inc (Class
                 A)..................................          6
      1,400    * Triton PCS Holdings, Inc (Class
                 A)..................................          6
     18,311    TXU Corp..............................        342
      1,194    * U.S. Cellular Corp..................         30
      5,231    * U.S. Unwired, Inc (Class A).........          3
      3,977    e* Ubiquitel, Inc.....................          2
      1,912    UGI Corp..............................         71
        892    UIL Holdings Corp.....................         31
      2,061    Unisource Energy Corp.................         36
        341    Unitil Corp...........................          8
      4,660    Vectren Corp..........................        107
    184,758    Verizon Communications, Inc...........      7,159
      1,307    *West Corp............................         22
      4,029    Westar Energy, Inc....................         40
      1,277    Western Gas Resources, Inc............         47
      3,838    e* Western Wireless Corp (Class A)....         20
      3,300    WGL Holdings, Inc.....................         79
     32,856    Williams Cos, Inc.....................         89
      8,000    Wisconsin Energy Corp.................        202
      2,180    WPS Resources Corp....................         85
     26,792    b,e* Xcel Energy, Inc.................        295
                                                        --------
               TOTAL UTILITIES                            42,774
                                                        --------
               TOTAL COMMON STOCK
                 (Cost $673,193)                         610,853
                                                        --------

   SHARES                                              VALUE (000)
   ------                                              -----------
 TIAA-CREF MUTUAL FUND--0.08%
     72,144    TIAA-CREF Institutional Equity Index
                 Fund................................   $    500
                                                        --------
               TOTAL TIAA-CREF MUTUAL FUND
                 (Cost $505).........................        500
                                                        --------
 PRINCIPAL                                             VALUE (000)
 ---------                                             -----------
 SHORT TERM INVESTMENTS--4.52%
 U.S. GOVERNMENT AND AGENCY DISCOUNT NOTES--4.52%
               Federal National Mortgage Association
                 (FNMA)
$ 8,300,000      1.260%, 01/07/03....................      8,298
  9,100,000      1.275%, 01/15/03....................      9,095
 10,400,000      1.250%, 02/19/03....................     10,382
                                                        --------
               TOTAL U.S. GOVERNMENT AND AGENCY
                 DISCOUNT NOTES                           27,775
                                                        --------
               TOTAL SHORT TERM INVESTMENTS
                 (Cost $27,775)                           27,775
                                                        --------
               TOTAL PORTFOLIO--103.97%
                 (Cost $701,609)                         639,237
               OTHER ASSETS & LIABILITIES,
                 NET--(3.97)%                            (24,384)
                                                        --------
               NET ASSETS--100%                         $614,853
                                                        ========

------------
*  Non-income producing
b  In bankruptcy
e  All or a portion of these securities are out on loan.
f Restricted securities-Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At December 31, 2002, the value of these securities amounted to $1,949 or 0.00% of net assets.

ADDITIONAL INFORMATION ON EACH RESTRICTED SECURITY IS AS FOLLOWS:

            SECURITY              ACQUISITION DATE   ACQUISITION COST
            --------              ----------------   ----------------
Priority Healthcare Corp (Class
  A)                                  01/04/99            $1,148

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Account uses more specific industry categories in following its investment limitations on industry concentration.

                       See Notes to Financial Statements
B- 50 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

[TIAA CREF LOGO]
                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, ("TIAA"), are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the internal auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditing firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be TIAA's policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The independent auditors' report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, nonmanagement trustees, meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA as part of their periodic corporate examinations.
                                           /s/  Herbert M. Allison, Jr.
                                       -----------------------------------------
                                                Chairman, President and
                                                Chief Executive Officer

                                          /s/   Richard L. Gibbs
                                       -----------------------------------------
                                             Executive Vice President and
                                             Principal Accounting Officer

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 51

[TIAA CREF LOGO]
                         REPORT OF THE AUDIT COMMITTEE

To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

The Audit Committee oversees the financial reporting process of Teachers Insurance and Annuity Association of America, ("TIAA"), on behalf of the Company's Board of Trustees. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities.

Management has the primary responsibility for TIAA's financial statements, development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the independent auditing firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management, and TIAA has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Willard T. Carleton, Audit Committee Chair
Leonard S. Simon, Audit Committee Member
Rosalie J. Wolf, Audit Committee Member

B- 52 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

  [ERNST & YOUNG LOGO]                               ERNST & YOUNG LLP             Phone: (212) 773-3000
                                                       5 Times Square                   www.ey.com
                                                     New York, NY 10036

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
  Teachers Insurance and Annuity
  Association of America:

We have audited the accompanying statutory-basis balance sheets of Teachers Insurance and Annuity Association of America, ("TIAA"), as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for the three years ended December 31, 2002. These financial statements are the responsibility of TIAA's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA at December 31, 2002 and 2001, or the results of its operations or its cash flows for the three years ended December 31, 2002.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 TIAA changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, as adopted by the New York State Insurance Department. Also, as discussed in Note 2 to the financial statements, in 2002 TIAA began to admit deferred federal income tax assets in accordance with the Statement of Statutory Accounting Principles Number 10.

                                                    /s/ ERNST & YOUNG LLP

April 23, 2003
                   A Member Practice of Ernst & Young Global
         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 53

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                                               STATUTORY -- BASIS BALANCE SHEETS

--------------------------------------------------------------------------------
                            (amounts in thousands)*

                                                                     DECEMBER 31,
                                                                  2002           2001
-----------------------------------------------------------------------------------------
ASSETS
  Bonds                                                       $ 96,870,101   $ 87,013,371
  Mortgages                                                     23,968,793     22,815,136
  Real Estate                                                    5,643,825      5,180,411
  Stocks                                                         2,184,326      2,245,072
  Other long-term investments                                    3,789,471      3,264,552
  Cash and short-term investments                                1,787,873      2,892,904
  Investment income due and accrued                              1,420,194      1,339,451
  Separate account assets                                        4,357,873      4,228,544
  Deferred federal income tax asset                                836,682             --
  Other assets                                                     971,313        673,657
-----------------------------------------------------------------------------------------
    TOTAL ASSETS                                              $141,830,451   $129,653,098
=========================================================================================
LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
  Policy and contract reserves                                $116,913,443   $107,363,466
  Dividends declared for the following year                      2,460,410      2,364,877
  Asset Valuation Reserve                                        2,263,133      2,619,461
  Interest Maintenance Reserve                                     410,580        308,168
  Separate account liabilities                                   4,357,873      4,228,544
  Securities lending collateral                                  3,973,109      2,619,761
  Other liabilities                                              2,165,212      1,497,738
-----------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                          132,543,760    121,002,015
-----------------------------------------------------------------------------------------
  Capital (2,500 shares of $1,000 par value common stock
    issued and outstanding) and paid-in surplus                      3,050          3,050
  Contingency Reserves:
    For investment losses, annuity and insurance mortality,
     and other risks                                             9,283,641      8,648,033
-----------------------------------------------------------------------------------------
TOTAL CAPITAL AND CONTINGENCY RESERVES                           9,286,691      8,651,083
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES           $141,830,451   $129,653,098
=========================================================================================

* Except number of shares and par value amount

              See notes to statutory -- basis financial statements
B- 54 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                                     STATUTORY -- BASIS STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------
                             (amounts in thousands)

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 2002          2001          2000
-----------------------------------------------------------------------------------------------------
INCOME
  Insurance and annuity premiums and other considerations     $ 4,744,018   $ 3,878,895   $ 3,594,805
  Transfers from CREF, net                                      2,166,726     1,402,316       572,211
  Annuity dividend additions                                    3,244,248     3,059,734     2,728,562
  Net investment income                                         9,324,726     8,819,579     8,556,537
-----------------------------------------------------------------------------------------------------
    TOTAL INCOME                                              $19,479,718   $17,160,524   $15,452,115
=====================================================================================================
DISTRIBUTION OF INCOME
  Policy and contract benefits                                $ 3,396,516   $ 3,065,338   $ 2,976,305
  Dividends to policyholders                                    4,928,434     4,766,809     4,315,895
  Increase in policy and contract reserves                      9,495,679     7,463,548     5,991,167
  Operating expenses                                              469,952       412,789       356,975
  Transfers to separate accounts, net                             309,186       615,228       527,255
  Other, net                                                       56,633        20,499       (18,442)
  Federal income tax expense/(benefit)                            (20,855)       26,784        24,048
  Increase in contingency reserves from operations                844,173       789,529     1,278,912
-----------------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTION OF INCOME                              $19,479,718   $17,160,524   $15,452,115
=====================================================================================================
NET INCOME/(LOSS)
  Increase in contingency reserves from operations            $   844,173   $   789,529   $ 1,278,912
  Net realized capital (losses), net of capital gains taxes
    and after transfers to the Interest Maintenance Reserve    (1,816,327)     (204,291)      (56,916)
-----------------------------------------------------------------------------------------------------
    NET INCOME/(LOSS)                                         $  (972,154)  $   585,238   $ 1,221,996
=====================================================================================================

              See notes to statutory -- basis financial statements
         TIAA SEPARATE ACCOUNT VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 55

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                                     STATUTORY -- BASIS STATEMENTS OF CHANGES IN

                                                CAPITAL AND CONTINGENCY RESERVES
--------------------------------------------------------------------------------
                             (amounts in thousands)

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                 2002          2001         2000
---------------------------------------------------------------------------------------------------
CHANGES IN CAPITAL AND CONTINGENCY RESERVES
  Net Income/(Loss)                                           $  (972,154)  $  585,238   $1,221,996
  Net unrealized capital gains/(losses) on investments            350,449     (574,266)     123,349
  Transfers (to)/from the Asset Valuation Reserve                 356,328      251,073     (232,754)
  Cumulative effect of change in accounting principles:
    Deferred federal income tax asset                           4,111,351           --           --
    Other                                                              --      375,325           --
  Decrease/(increase) in non-admitted assets:
    Deferred federal income tax asset                          (3,274,669)          --
    Other                                                          69,318      (59,749)     (40,614)
  Change in contingency reserves as a result of reinsurance        62,739           --           --
  Other, net                                                      (67,754)     (23,943)          --
---------------------------------------------------------------------------------------------------
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES                    635,608      553,678    1,071,977
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR           8,651,083    8,097,405    7,025,428
---------------------------------------------------------------------------------------------------
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR               $ 9,286,691   $8,651,083   $8,097,405
===================================================================================================

              See notes to statutory -- basis financial statements
B- 56 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                                     STATUTORY -- BASIS STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------
                             (amounts in thousands)

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 2002          2001          2000
-----------------------------------------------------------------------------------------------------
CASH PROVIDED
  By operating activities:
    Insurance and annuity premiums and other considerations   $ 4,766,860   $ 3,881,155   $ 3,510,073
    Transfers from CREF, net                                    2,168,251     1,402,316       572,211
    Annuity dividend additions                                  3,278,135     3,059,734     2,728,562
    Net investment income                                       9,072,530     8,629,197     8,378,040
-----------------------------------------------------------------------------------------------------
    TOTAL RECEIPTS                                             19,285,776    16,972,402    15,188,886
  Policy and contract benefits                                  3,406,551     3,065,118     2,879,903
  Dividends                                                     4,895,768     4,599,385     4,158,047
  Operating expenses                                              467,250       414,953       353,859
  Federal income tax expense/(benefit)                             (6,556)        4,819         2,168
  Transfers to separate accounts, net                             304,993       615,980       526,334
  Other, net                                                      951,559      (248,545)     (102,795)
-----------------------------------------------------------------------------------------------------
    TOTAL DISBURSEMENTS                                        10,019,565     8,451,710     7,817,516
-----------------------------------------------------------------------------------------------------
    CASH PROVIDED BY OPERATING ACTIVITIES                       9,266,211     8,520,692     7,371,370
-----------------------------------------------------------------------------------------------------
  By investing activities:
    Sales and redemptions of bonds and stocks                  23,992,886    16,188,968    10,427,498
    Sales and repayments of mortgage principal                  2,137,510     2,941,103     2,894,511
    Sales of real estate                                        1,272,931     1,216,527       708,838
    Other, net                                                  3,074,354       632,560       691,453
-----------------------------------------------------------------------------------------------------
    CASH PROVIDED BY INVESTING ACTIVITIES                      30,477,681    20,979,158    14,722,300
-----------------------------------------------------------------------------------------------------
    TOTAL CASH PROVIDED                                        39,743,892    29,499,850    22,093,670
-----------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR NEW INVESTMENTS
  Investments acquired:
    Bonds and stocks                                           34,510,180    23,415,372    16,082,049
    Mortgages                                                   3,503,415     3,920,058     3,508,065
    Real estate                                                 1,417,058     1,143,375       978,864
    Other, net                                                  1,418,270       705,364     1,738,448
-----------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR NEW INVESTMENTS                        40,848,923    29,184,169    22,307,426
-----------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN CASH AND SHORT-TERM INVESTMENTS         (1,105,031)      315,681      (213,756)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR            2,892,904     2,577,223     2,790,979
-----------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR                $ 1,787,873   $ 2,892,904   $ 2,577,223
=====================================================================================================

              See notes to statutory -- basis financial statements
            TIAA Separate Account VA-1 STATEMENT OF ADDITIONAL INFORMATION B- 57

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002

NOTE 1. ORGANIZATION

Teachers Insurance and Annuity Association of America, ("TIAA"), was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families, and by counseling these organizations and their employees on benefit plans and other measures of economic security. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created solely for the purpose of holding the stock of TIAA. By charter, TIAA operates without profit to the corporation or its sole shareholder, the TIAA Board of Overseers.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

CHANGES IN ACCOUNTING PRINCIPLES: TIAA's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department, ("Department"); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States, ("GAAP"). (Refer to the section titled "Accounting Principles Generally Accepted in the United States" within this note.) Accounting changes adopted to conform to the provisions of the National Association of Insurance Commissioners' ("NAIC"), Accounting Practices and Procedures Manual, ("NAIC SAP"), as adopted by the Department, are reported as changes in accounting principles. The cumulative effect of a change in accounting principles is reported as an adjustment to contingency reserves in the period of the changes in accounting principles. The cumulative effect is the difference between the amount of capital and contingency reserves at the effective date of the change and the amount of capital and contingency reserves that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, TIAA reported changes in accounting principles as adjustments that increased contingency reserves by approximately $836,700 and $375,300 as of December 31, 2002 and January 1, 2001, respectively, as follows:

                                                                   As of:             As of:
                                                              December 31, 2002   January 1, 2001
                                                              -----------------   ---------------
Adjustment to the Interest Maintenance Reserve                   $        --         $ 895,068
Mortgage and Real Estate Impairments                                      --          (276,685)
Adjustment to Accumulated Depreciation                                    --          (217,377)
Group Disability Reserves                                                 --           (22,313)
Adjustment to Sundry Receivables                                          --            (3,368)
Deferred Federal Income Tax Asset                                  4,111,351                --
Deferred Federal Income Tax Asset -- non-admitted                 (3,274,669)               --
                                                                 -----------         ---------
  Total Contingency Reserves Adjustment:                         $   836,682         $ 375,325
                                                                 ===========         =========

DEFERRED FEDERAL INCOME TAX: On July 2, 2002, the New York State Legislature passed a bill allowing New York domiciled insurance companies to admit deferred federal income tax, ("DFIT"), assets for purposes of their statutory financial statements for years ending on or after December 31, 2002 in accordance with Statement of Statutory Accounting Principles No. 10, Income Taxes. The bill was signed by the Governor of the State of New York on September 24, 2002. Consequently, TIAA admitted a DFIT asset in the amount of approximately $836,700, which increased contingency reserves at December 31, 2002 by the same amount.

ADJUSTMENT TO INTEREST MAINTENANCE RESERVE: Prior to 2001, TIAA recorded prepayment premiums received from borrowers in connection with early repayments on bond and mortgage loan investments as realized capital gains that were credited to the Interest Maintenance Reserve, ("IMR").

As a result of changes required by NAIC SAP, prepayment premiums received subsequent to January 1, 2001 have been recorded as investment income. The adjustment to the IMR reflected in the table above represents the release to TIAA's contingency reserves of the portion of the IMR balance at January 1, 2001 that represented unamortized realized capital gains that were related to prepayment premiums received prior to 2001.

MORTGAGE AND REAL ESTATE IMPAIRMENTS: Prior to 2001, TIAA evaluated its real estate and mortgage investments on a case-by-case basis to identify potential impairments consistent with policies established by an internal monitoring committee. The committee performed an adequacy test of TIAA's investment-related reserves by considering the mortgage and B- 58 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

real estate-related balances contained within the Asset Valuation Reserve, ("AVR"), when determining the need to establish other, specific reserves for temporary impairments. When impairments considered to be other than temporary were identified, the committee had such amounts written off as permanent reductions in the carrying values of the assets and treated such amounts as realized capital losses that were charged against the AVR.

Effective January 1, 2001, NAIC SAP established specific requirements for the establishment of valuation allowances for temporary impairments in the value of mortgage and real estate investments in addition to the investment-related reserves contained in the AVR. Additionally, a "held for sale" category for real estate investments was introduced that requires such investments to be carried at the lower of fair value or depreciated cost (i.e., carrying value).

TIAA's internal monitoring committee has modified its policies for identifying and determining impairments to comply with the new requirements under NAIC SAP. TIAA identifies real estate assets to be evaluated for impairment based on estimated fair values that are determined annually for the entire real estate portfolio, and also identifies "held for sale" real estate. The real estate-related adjustments required to implement the new standards under NAIC SAP at January 1, 2001 totaled approximately $198,300 and are reflected in the above table. TIAA identifies mortgages to be evaluated for impairment based on the expected collectibility of principal and interest according to the contractual terms of each mortgage loan. If collectibility is not considered to be probable, the mortgage is considered to be impaired. The mortgage-related adjustments required to implement the new standards under NAIC SAP at January 1, 2001 totaled approximately $78,400 and are reflected in the above table.

ACCUMULATED DEPRECIATION: Prior to January 1, 2001, TIAA utilized the sinking fund method of depreciation for real estate investments acquired between January 1, 1980 and December 31, 1990. NAIC SAP requires that all real estate be depreciated using the straight-line method. The adjustment to accumulated depreciation reflected in the previous table represents the cumulative impact of converting the affected real estate assets to the straight-line method of depreciation. This real estate-related adjustment totaled approximately $206,800. In addition, depreciation periods for EDP equipment and software were shortened to three years, resulting in an adjustment of approximately $10,600.

RESERVE ADJUSTMENTS: Group disability reserve adjustments are discussed in Note 13.

RECONCILIATIONS OF NET INCOME AND CONTINGENCY RESERVES: Subsequent to the filing of its New York SAP financial statements, TIAA made certain revisions, primarily relating to the estimates of other than temporary impairments for invested assets. Reconciliations of TIAA's net income and contingency reserves between the New York SAP as originally filed and these Audited Financial Statements are shown below:

                                                                          Contingency
                                                              Net Loss     Reserves
                                                              ---------   -----------
New York SAP -- as filed                                      $(136,821)  $9,668,539
Adjustments to Invested Asset Valuations                       (334,898)    (334,898)
Reclassification -- Unrealized to Realized Capital Losses      (450,435)          --
Adjustments to Policy Reserves and Other Liabilities            (50,000)     (50,000)
                                                              ---------   ----------
Audited Financial Statements                                  $(972,154)  $9,283,641
                                                              =========   ==========

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 59

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

Reconciliations of TIAA's net income and contingency reserves between NAIC SAP and accounting practices prescribed or permitted by the Department are shown below:

                                                                 2002          2001
                                                              -----------   -----------
Net Income/(Loss), New York Basis                                (972,154)      585,238
New York Prescribed Practices:
  Additional Reserves for:
     Term Conversions                                               6,429           315
     Deferred and Payout Annuities                                614,093       622,444
                                                              -----------   -----------
Net Income, NAIC SAP                                          $  (351,632)  $ 1,207,997
                                                              ===========   ===========
Contingency Reserves, New York Basis                            9,283,641     8,648,033
New York Prescribed Practices:
  Additional Reserves for:
     Term Conversions                                               6,744           315
     Deferred and Payout Annuities                              1,236,537       622,444
     Deferred Federal Income Tax Asset                                 --       858,366
                                                              -----------   -----------
Contingency Reserves, NAIC SAP                                $10,526,922   $10,129,708
                                                              ===========   ===========

ACCOUNTING POLICIES: The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA:

INVESTMENTS: Investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other than temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable. When an impairment has been determined to have occurred, the investment is valued at fair value. Management considers all available evidence to evaluate the fair value of its investments. Unless evidence exists to support the assertion that a decline in fair value below carrying value is temporary, a writedown accounted for as a realized loss is recorded.

VALUATION OF INVESTMENTS:

BONDS AND SHORT-TERM INVESTMENTS: Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost (net of any other than temporary impairments) and all other bonds and short-term investments at the lower of amortized cost (net of any other than temporary impairments) or market value.

LOAN-BACKED BONDS AND STRUCTURED SECURITIES: Loan-backed bonds and structured securities not in default are stated at amortized cost (net of any other than temporary impairments). The retrospective adjustment method is used to value all loan-backed and structured securities except for interest only securities or securities that have recognized losses, which are valued using the prospective method. Estimated future cash flows and expected payment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost (net of any other than temporary impairments) or undiscounted estimated future cash flows.

MORTGAGES: Mortgages are stated at amortized cost (net of any other than temporary impairments) except that purchase money mortgages are stated at the lower of amortized cost (net of any other than temporary impairments) or ninety percent of appraised value.

REAL ESTATE: Investments in real estate are carried at depreciated cost (net of any other than temporary impairments). Real estate held for sale is carried at the lower of depreciated cost (net of any other than temporary impairments) or fair value less encumbrances and estimated costs to sell. TIAA utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty year period.

B- 60 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1
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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

WHOLLY-OWNED SUBSIDIARIES, REAL ESTATE LIMITED PARTNERSHIPS AND SECURITIES LIMITED PARTNERSHIPS: Investments in wholly-owned subsidiaries, real estate limited partnerships, securities limited partnerships, and limited liability companies are stated at TIAA's equity in the net admitted assets of the underlying entities.

POLICY LOANS AND SEPARATE ACCOUNT ASSETS: Policy loans are stated at outstanding principal amounts. Separate account assets are stated at market value.

SEED MONEY INVESTMENTS: Seed money investments in the TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds, which are included in Other Assets in the accompanying balance sheets, are stated at market value.

SECURITIES LENDING: TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the market value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. TIAA may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of securities fail to return the securities in a timely manner. In order to minimize this risk, TIAA monitors the credit quality of its counterparties.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions, and those due to translation adjustments, are not separately reported but are collectively reflected in realized and unrealized capital gains and losses, respectively.

DERIVATIVE INSTRUMENTS: TIAA has filed a Derivatives Use Plan with the Department. This plan details TIAA's derivative policy objectives, strategies and controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA uses derivative instruments for hedging and asset replication purposes. TIAA enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA's counterparty credit risk is limited to the net positive fair value of its derivative positions, unless otherwise described below.

     FOREIGN CURRENCY SWAP CONTRACTS: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions which result in the exchange of TIAA's fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows.

     FOREIGN CURRENCY FORWARD CONTRACTS: TIAA enters into foreign currency forward contracts to exchange fixed amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. A forward contract incorporates a swap transaction, which exchanges TIAA's fixed foreign currency cash flows into a fixed amount of U.S. dollar cash flows at a future date. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. TIAA amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year.

     INTEREST RATE SWAP CONTRACTS: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are reflected in net investment income.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 61

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

     SWAP OPTIONS: TIAA writes or (sells) swap options on selected bonds as an income generation tool. The income generated by the sale of swap options is used to purchase interest rate cap contracts (see below). Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA where TIAA would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options written by TIAA expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA has no counterparty credit risk associated with swap options written unless the option is exercised and an interest rate swap contract is subsequently formed.

     INTEREST RATE CAP CONTRACTS: TIAA purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA's asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair market value.

     CREDIT DEFAULT SWAP CONTRACTS: As part of a strategy to replicate investment grade corporate bonds in conjunction with US Treasury securities, TIAA writes or (sells) credit default swaps to earn a premium by issuing insurance to the buyer of default protection. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection, which premium is amortized into investment income over the life of the swap. Under the terms of the credit default swap contracts, TIAA synthetically assumes the credit risk of a referenced asset and has the obligation to reimburse the default protection buyer for the loss in market value if the reference asset defaults, declares bankruptcy or experiences some other, specified negative credit event. TIAA has no counterparty credit risk with the buyer. TIAA also purchases credit default swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. The credit default swaps outstanding at December 31, 2002 had no carrying value.

NON-ADMITTED ASSETS: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the Department, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled approximately $155,310 and $492,200 at December 31, 2002 and 2001, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as the deferred federal income tax asset, furniture and fixtures and various receivables, are also designated as non-admitted assets. Such non-admitted assets approximated $3,431,500 at December 31, 2002 and $324,100 at December 31, 2001. The change in the non-admitted portion of the deferred federal income tax asset represents $3,274,669 of the December 31, 2002 amount. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

POLICY AND CONTRACT RESERVES: TIAA offers a range of group and individual retirement annuities and group and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 1.5% to 6.8% and averaging approximately 3.0%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

DIVIDENDS DECLARED FOR THE FOLLOWING YEAR: Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees ("Board") in November of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally declared by the Board in February of each year and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

ASSET VALUATION RESERVE: The AVR, which covers all invested asset classes, is an explicit liability reserve required by NAIC SAP and is intended to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Formula calculations determine the required contribution amounts for each component, and insurance companies may also make voluntary contributions to any component; however, the resulting ending balance cannot exceed the computed maximum reserve for that component. For the year ended December 31, 2002, a voluntary contribution of $276,291 was made to the AVR. Any computed excess amounts are eliminated through transfers to other components or adjustments down
B- 62 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

to the maximum reserve amounts. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves.

INTEREST MAINTENANCE RESERVE: The IMR is a liability reserve required by NAIC SAP which accumulates realized capital gains and losses on sales of securities resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES: The Financial Accounting Standards Board, ("FASB"), requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, TIAA cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA's financial statements, and the primary differences can be summarized as follows:

Under GAAP:

     - The formula-based AVR is eliminated as a liability reserve;

     - The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

     - Dividends on insurance policies and annuity contracts are accrued as the necessary earnings emerge from operations rather than being accrued in the year when they are declared;

     - The "non-admitted" asset designation is not utilized;

     - Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

     - Investments in wholly-owned subsidiaries are consolidated in the parent's financial statements rather than being carried at the parent's equity in the net assets of the subsidiaries;

     - Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

     - Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations under NAIC SAP;

     - For purposes of calculating the postretirement benefit obligation, active participants not currently eligible would also be included;

     - Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item.

Management believes that the effects of these differences would increase TIAA's total contingency reserves if GAAP were implemented.

RECLASSIFICATIONS: Certain amounts in the 2001 and 2000 financial statements have been reclassified to conform with the 2002 presentation.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 63

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

NOTE 3. INVESTMENTS

SECURITIES INVESTMENTS: At December 31, 2002 and 2001, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown below:

                                                         GROSS         GROSS
                                          CARRYING     UNREALIZED   UNREALIZED     ESTIMATED
                                            VALUE        GAINS        LOSSES      MARKET VALUE
                                         -----------   ----------   -----------   ------------
DECEMBER 31, 2002
  U.S. Government                        $ 1,784,970   $   80,198   $    (5,886)  $  1,859,282
  All Other Governments                      626,243       55,509        (5,556)       676,196
  States, Territories & Possessions          928,921      211,385            (5)     1,140,301
  Political Subdivisions of States,
     Territories & Possessions                18,266        4,474            --         22,740
  Special Rev. & Special Assessment,
     Non-guaranteed Agencies & Govt       15,081,937    1,309,246       (37,720)    16,353,463
  Public Utilities                         5,611,179      328,898      (136,197)     5,803,880
  Industrial & Miscellaneous              72,818,585    4,665,981    (1,358,404)    76,126,162
                                         -----------   ----------   -----------   ------------
     Total                               $96,870,101   $6,655,691   $(1,543,768)  $101,982,024
                                         ===========   ==========   ===========   ============

                                                          GROSS         GROSS
                                           CARRYING     UNREALIZED   UNREALIZED     ESTIMATED
                                             VALUE        GAINS        LOSSES      MARKET VALUE
                                          -----------   ----------   -----------   ------------
DECEMBER 31, 2001
  U.S. Government                         $ 2,184,796   $   22,835   $   (40,801)  $ 2,166,830
  All Other Governments                       731,135       52,354       (24,314)      759,175
  States, Territories & Possessions           947,180      125,793           (25)    1,072,948
  Political Subdivisions of States,
     Territories & Possessions                 18,242        3,188            --        21,430
  Special Rev. & Special Assessment,
     Non-guaranteed Agencies & Govt        10,340,721      571,518       (56,744)   10,855,495
  Public Utilities                          5,731,512      203,242       (81,143)    5,853,611
  Industrial & Miscellaneous               67,059,785    2,382,000    (1,632,348)   67,809,437
                                          -----------   ----------   -----------   -----------
     Total                                $87,013,371   $3,360,930   $(1,835,375)  $88,538,926
                                          ===========   ==========   ===========   ===========

At December 31, 2002 and 2001, approximately 89.8% and 91.9%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 2002, outstanding forward commitments for future long-term bond and equity investments approximated $2,501,000. Of this, approximately $1,561,000 is scheduled for disbursement in 2003, $350,500 in 2004 and $589,500 in later years. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers.

Debt securities amounting to approximately $6,400 at both December 31, 2002 and 2001 were on deposit with governmental authorities or trustees, as required by law.

B- 64 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

The carrying values and estimated market values of long-term bond investments at December 31, 2002, by contractual maturity, are shown below:

                                                               CARRYING      ESTIMATED
                                                                 VALUE      MARKET VALUE
                                                              -----------   ------------
Due in one year or less                                       $ 2,320,059   $  2,344,990
Due after one year through five years                           9,479,070      9,967,120
Due after five years through ten years                         18,120,724     19,106,485
Due after ten years                                            20,624,722     21,845,198
                                                              -----------   ------------
     Subtotal                                                  50,544,575     53,263,793
Mortgage-backed securities                                     24,285,058     25,916,624
Asset-backed securities                                        11,780,863     11,670,012
Commercial mortgage-backed securities                          10,259,605     11,131,595
                                                              -----------   ------------
     Total                                                    $96,870,101   $101,982,024
                                                              ===========   ============

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Long-term bond investments in or near default included in the preceding table, totaled $992,200 and are categorized, based on contractual maturity, as follows:
$7,900 due in one year or less, $187,700 due after one year through five years, $341,300 due after five years through ten years, $361,500 due after ten years and $93,800 of asset-backed securities.

At December 31, 2002 and 2001, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                              2002      2001
                                                              -----     -----
Mortgage-backed securities                                     25.1%     25.8%
Asset-backed securities                                        12.2      12.3
Manufacturing                                                  11.8      11.5
Commercial mortgage-backed securities                          10.6       9.9
Finance and financial services                                 10.1       9.4
Public utilities                                                6.8       7.2
Communications                                                  4.8       5.1
Oil and gas                                                     3.6       3.5
Retail and wholesale trade                                      2.9       3.0
Government                                                      2.7       3.1
Real estate investment trusts                                   2.3       2.2
Other                                                           7.1       7.0
                                                              -----     -----
Total                                                         100.0%    100.0%
                                                              =====     =====

The carrying values and estimated market values of debt securities loaned, and the cash collateral received in connection therewith, were as follows:

                                                          CARRYING      MARKET        CASH
                                                           VALUE        VALUE      COLLATERAL
                                                         ----------   ----------   ----------
December 31, 2002                                        $3,563,954   $3,846,254   $3,973,109
December 31, 2001                                        $2,417,634   $2,527,176   $2,619,761

At December 31, 2002 and 2001, TIAA had interest rate swap contracts outstanding with a total notional value of approximately $681,400 and $565,900, respectively.

At December 31, 2002 and 2001, TIAA had foreign currency swap contracts outstanding with a total notional value of approximately $1,725,300 and $1,421,600, respectively. The net change in unrealized gains/(losses) on foreign currency swap

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 65
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--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

contracts outstanding were approximately ($132,100), $41,100, and $57,200 for the years ended December 31, 2002, 2001 and 2000, respectively.

At December 31, 2002 and 2001, TIAA had foreign currency forward contracts outstanding with a total notional value of approximately $391,700 and $234,700, respectively, and the unamortized value of the premiums was approximately $600 and $3,400, respectively. The net change in unrealized gains/(losses) on the forward contracts outstanding were approximately ($30,100), $4,600, and $5,700 for the years ended December 31, 2002, 2001 and 2000, respectively.

At December 31, 2002, TIAA had swap options outstanding with a total notional value of $198,600, and the unamortized value of the premiums was $1,200. The interest rate swap contracts created from the exercise of the swap options are reflected in the aggregate totals for the interest rate swap contracts disclosed in the related paragraph above.

At December 31, 2002 and 2001, TIAA had interest rate cap contracts outstanding with a total notional value of approximately $149,500 and $75,700, respectively, and the unamortized value of the premiums was approximately $800 and $500, respectively.

At December 31, 2002 and 2001, TIAA had credit default swap contracts outstanding with a total notional value of approximately $143,400 and $130,000, respectively.

MORTGAGE LOAN INVESTMENTS: TIAA makes mortgage loans that are principally collateralized by commercial real estate. TIAA's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the collectibility of mortgage loans. This system is utilized to identify and quantify any impairments in value. The coupon rates for mortgage loans issued during 2002 ranged from 5.4% to 9.0%.

At December 31, 2002 and 2001, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

                                                              2002    2001
                                                              -----   -----
PROPERTY TYPE
  Office Buildings                                             42.4%   42.0%
  Shopping centers                                             25.8    25.4
  Industrial buildings                                         10.8    10.2
  Mixed-use projects                                            7.7     8.2
  Apartments                                                    6.8     6.7
  Hotel                                                         4.9     5.1
  Other                                                         1.6     2.4
                                                              -----   -----
     Total                                                    100.0%  100.0%
                                                              =====   =====

                                                              2002    2001
                                                              -----   -----
GEOGRAPHIC REGION
  Pacific                                                      25.7%   24.5%
  South Atlantic                                               21.9    22.5
  North Central                                                17.8    18.6
  Middle Atlantic                                              10.9    10.8
  South Central                                                 9.1     8.3
  Mountain                                                      7.3     7.2
  New England                                                   6.6     6.9
  Other                                                         0.7     1.2
                                                              -----   -----
     Total                                                    100.0%  100.0%
                                                              =====   =====

B- 66 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

At December 31, 2002 and 2001, approximately 19.2% and 18.7% of the mortgage portfolio was invested in California and is included in the Pacific region shown above.

At December 31, 2002, the contractual maturity schedule of mortgage loans is shown below:

                                                              CARRYING VALUE
                                                              --------------
Due in one year or less                                        $   665,313
Due after one year through five years                            7,968,015
Due after five years through ten years                          12,884,212
Due after ten years                                              2,451,253
                                                               -----------
  Total                                                        $23,968,793
                                                               ===========

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

At December 31, 2002, outstanding forward commitments for future mortgage loan investments approximated $1,192,200. Of this, approximately $1,045,700 is scheduled for disbursement in 2003 and $146,500 in later years. The funding of mortgage loan commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

At December 31, 2002 and 2001, the aggregate carrying values of mortgages with restructured or modified terms were approximately $347,000 and $370,900, respectively. For the years ended December 31, 2002, 2001 and 2000, the investment income earned on such mortgages was approximately $26,300, $29,800, and $44,000, respectively, which would have been approximately $36,600, $38,200, and $63,000, respectively, if they had performed in accordance with their original terms. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers.

Approximately $406,900 and $179,000 of the mortgage total on the balance sheet at December 31, 2002 and 2001, respectively represent amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

REAL ESTATE INVESTMENTS: TIAA makes investments in commercial real estate directly, through wholly-owned subsidiaries and through real estate limited partnerships. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the realizability of real estate investments. This system is utilized to identify and quantify any impairments in value. At December 31, 2002 and 2001, the real estate investments of $5,643,800 and $5,180,400, respectively are net of third party mortgage encumbrances, which totaled approximately $967,000 and $633,100, respectively.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 67

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

At December 31, 2002 and 2001, the carrying values of real estate investments were diversified by property type and geographic region as follows:

                                                              2002    2001
                                                              -----   -----
PROPERTY TYPE
  Office buildings                                             68.7%   73.9%
  Mixed-use projects                                            7.2     3.2
  Shopping centers                                              7.0     8.4
  Industrial buildings                                          4.6     2.8
  Income-producing land underlying improved real estate         2.4     2.7
  Land held for future development                              1.8     2.0
  Apartments                                                    1.0     0.0
  Other                                                         7.3     7.0
                                                              -----   -----
     Total                                                    100.0%  100.0%
                                                              =====   =====

                                                              2002    2001
                                                              -----   -----
GEOGRAPHIC REGION
  South Atlantic                                               36.5%   33.0%
  North Central                                                16.5    22.7
  Pacific                                                      12.1    12.9
  South Central                                                 9.4     8.0
  Middle Atlantic                                               5.4     5.4
  Mountain                                                      2.8     3.2
  New England                                                   0.9     1.0
  Other                                                        16.4    13.8
                                                              -----   -----
     Total                                                    100.0%  100.0%
                                                              =====   =====

At December 31, 2002 and 2001, approximately 14.6% and 13.0% of the real estate portfolio was invested in Florida and approximately 8.7% and 7.2% was invested in Texas. Florida is included in the South Atlantic region and Texas is included in the South Central region.

At December 31, 2002, outstanding obligations for future real estate investments approximated $170,300. Pursuant to these obligations, it is estimated that approximately $123,100 will be disbursed in 2003 and $47,200 in later years. The funding of real estate investment obligations is contingent upon the properties meeting specified requirements, including construction, leasing and occupancy.

Depreciation expense on real estate investments for the years ended December 31, 2002, 2001 and 2000, was approximately $151,000, $157,500, and $164,800, respectively; the amount of accumulated depreciation at December 31, 2002 and 2001 was approximately $1,081,900 and $1,139,400, respectively.

INVESTMENT SUBSIDIARIES AND AFFILIATES: TIAA's investment subsidiaries and affiliates, which are created for legal or other business reasons, are primarily involved in real estate and securities investment activities for TIAA. At December 31, 2002 and 2001, the carrying values of TIAA's equity interests in investment subsidiaries and affiliates, were approximately

B- 68 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

$3,643,700 and $4,175,400, respectively. TIAA's share of total assets, liabilities and net income of investment subsidiaries and affiliates at December 31, 2002 and 2001, and for the years then ended, were approximately as follows:

                                                                2002         2001
                                                             ----------   ----------
Assets                                                       $5,467,608   $4,924,503
Liabilities                                                   2,191,671    1,155,321
Non-admitted assets/other adjustments                           367,788      406,209
                                                             ----------   ----------
Carrying value                                               $3,643,725   $4,175,391
                                                             ==========   ==========
Net income                                                   $  303,881   $  224,246

The carrying values shown above are reflected in the Bonds, Mortgages, Real Estate, Stock, and Other Long-Term Investments captions in the accompanying balance sheet. The carrying values shown above do not include investment subsidiaries and affiliates that held an interest in securitizations that are disclosed in Note 5.

As of December 31, 2002 and 2001, the net amount due from investment subsidiaries and affiliates was $62,200 and $57,100, respectively.

NOTE 4. INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

NET INVESTMENT INCOME: For the years ended December 31, 2002, 2001 and 2000, the components of net investment income, were as follows:

                                                            2002         2001         2000
                                                         ----------   ----------   ----------
GROSS INVESTMENT INCOME:
  Bonds                                                  $6,957,865   $6,555,484   $6,158,291
  Mortgages                                               1,791,517    1,791,063    1,664,705
  Real estate (net of property expense, taxes and
     depreciation)                                          417,904      312,221      523,965
  Stocks                                                    147,820      123,062      101,520
  Other long-term investments                                83,158       97,335      138,414
  Cash and short-term investments                            22,100       47,625       32,816
  Other                                                       5,043       12,686         (650)
                                                         ----------   ----------   ----------
     Total                                                9,425,407    8,939,476    8,619,061
  Less investment expenses                                  187,935      185,335      215,773
                                                         ----------   ----------   ----------
  Net investment income before amortization of net IMR
     gains                                                9,237,472    8,754,141    8,403,288
  Plus amortization of net IMR gains                         87,254       65,438      153,249
                                                         ----------   ----------   ----------
  Net investment income                                  $9,324,726   $8,819,579   $8,556,537
                                                         ==========   ==========   ==========

Future rental income expected to be received during the next five years under existing real estate leases in effect as of December 31, 2002 is approximately $545,300 in 2003, $503,800 in 2004, $424,300, in 2005, $341,200 in 2006, and
$286,400 in 2007.

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 7.57%, 7.69%, and 7.91% in 2002, 2001 and 2000, respectively.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 69

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

REALIZED CAPITAL GAINS AND LOSSES: For the years ended December 31, 2002, 2001 and 2000, the net realized capital gains/(losses) on sales, redemptions and writedowns of investments were as follows:

                                                              2002         2001        2000
                                                           -----------   ---------   --------
Bonds                                                      $(1,130,208)  $(173,653)  $ 67,169
Mortgages                                                     (144,886)    (31,806)   (18,621)
Real estate                                                     52,076      64,557    (14,420)
Stocks                                                          16,838      64,677     29,163
Other long-term investments                                   (421,168)     22,686     40,798
Cash and short-term investments                                    687      (1,043)       860
                                                           -----------   ---------   --------
     Total                                                 $(1,626,661)  $ (54,582)  $104,949
                                                           ===========   =========   ========

Writedowns of investments resulting from impairments, which are considered to be other than temporary, and from mortgage foreclosures, reflected in the preceding table as realized capital (losses), were as follows:

                                                             2002         2001        2000
                                                          -----------   ---------   ---------
Other than temporary impairments:
  Bonds                                                   $(1,196,548)  $(246,641)  $      --
  Mortgages                                                  (107,989)    (25,882)    (63,467)
  Real estate                                                 (18,367)         --     (50,000)
  Stocks                                                      (86,595)         --          --
  Other long-term investments                                (429,326)    (19,693)         --
                                                          -----------   ---------   ---------
     Total                                                $(1,838,825)  $(292,216)  $(113,467)
                                                          ===========   =========   =========
Mortgage foreclosures                                     $        --   $      --   $    (214)
                                                          ===========   =========   =========

Proceeds from sales and redemptions of long-term bond investments during 2002, 2001 and 2000 were approximately $22,142,400, $15,334,400, and $10,199,200, respectively. Gross gains of approximately $361,000, $234,600, and $187,100, and gross losses, excluding impairments considered to be other than temporary, of approximately $294,700, $161,600, and $120,000 were realized on these sales and redemptions during 2002, 2001 and 2000, respectively.

UNREALIZED CAPITAL GAINS AND LOSSES: For the years ended December 31, 2002, 2001 and 2000, the net changes in unrealized capital gains/(losses) on investments, resulting in a net increase/(decrease) in the valuation of investments, were as follows:

                                                              2002        2001        2000
                                                            ---------   ---------   --------
Bonds                                                       $ 446,892   $(229,205)  $(54,132)
Mortgages                                                      54,436      17,375    (70,888)
Real Estate                                                    96,166      29,638     (2,771)
Stocks                                                       (108,912)     55,602     75,817
Other long-term investments                                  (138,133)   (447,676)   175,323
                                                            ---------   ---------   --------
     Total                                                  $ 350,449   $(574,266)  $123,349
                                                            =========   =========   ========

NOTE 5. SECURITIZATIONS

When TIAA sells bonds and mortgage loans in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, equity interest, or servicing rights, all of which are retained interests in the securitized receivables. TIAA's ownership of the related retained interests in securitization transactions may be held directly by TIAA or indirectly through an investment subsidiary. The retained interests are associated with a Special Purpose Entity/Qualified Special Purpose Entities, ("SPE/QSPEs"), which are trusts or other legal entities that were formed for the sole purpose of acquiring and owning the underlying receivable assets and issuing the related debt and equity (i.e., the securitization transaction). The debt and equity issued by the SPE/QSPEs formed for the securitization transactions described below are non-recourse to TIAA. Investors in the securitizations have no recourse to TIAA's other assets if the loans that were securitized fail to pay when due. Gain or loss on a securitization transaction, net of transaction costs, is, in part, determined by allocating the previous carrying amount of the financial assets involved in the transfer between the assets sold and the retained interests, based on their relative fair values at the date of the transfer. Quoted market prices are used, if available. However, quotes are B- 70 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

generally not available for retained interests, so TIAA generally estimates fair value based on the present value of future expected cash flows using management's best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

During 2002, TIAA entered into two securitization transactions in which it sold bonds with a total principal balance of approximately $776,200 and recognized a gain of approximately $20,000. TIAA retained subordinated interests with a fair value of approximately $81,000 at the time the transactions closed.

During 2001, TIAA entered into a securitization transaction in which it sold bonds with a total principal balance of approximately $1,500,000 and recognized a loss of approximately $5,800. TIAA retained subordinated interests with a fair value of approximately $870,000 at the time the transaction closed.

The table below summarizes cash flows received from securitization trusts:

                                                              FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
Proceeds from new securitizations                             $690,598   $601,984
Asset Management fees and Servicing fees:
  Received by TIAA                                               2,155      3,156
  Received by TIAA's affiliates                                  1,778         --
Other cash flows received on retained interests                111,404     97,865

The following table summarizes TIAA's retained interests in securitized financial assets on December 31, 2002:

                                                                  Sensitivity Analysis of Fair Value
                                                                              Assumptions
                        Type of                                   -----------------------------------
        Issue          Collateral   Carrying Value   Fair Value     10% Adverse        20% Adverse
        -----          ----------   --------------   ----------   ----------------   ----------------
2002                   Bonds           $ 75,855       $ 78,223        $ (1,902)          $ (3,832)
2001                   Bonds            832,874        927,060         (34,502)           (44,049)
2000                   Bonds            130,268        138,807         (11,177)           (21,122)
1999                   Mortgages        408,673        448,606          (5,140)           (10,223)

The fair values of the retained interests on December 31, 2002 were determined using either independent pricing services or analysts employed by TIAA. The key assumptions applied discount rates based upon the current yield curve, spreads, and expected cash flows specific to the type of interest retained for each securitization. The sensitivity analysis includes an adverse change in each assumption used to determine fair value.

At December 31, 2002 and 2001, the carrying values of TIAA's investments in subsidiaries that held an interest in these securitizations were approximately $605,700 and $634,700, respectively. Total assets and liabilities of these TIAA subsidiaries were as follows:

                                                                2002         2001
                                                             ----------   ----------
Assets                                                       $1,108,623   $1,144,571
Liabilities                                                     502,902      507,955
Non-admitted assets/other adjustments                                --       (1,933)
                                                             ----------   ----------
Carrying value                                               $  605,721   $  634,683
                                                             ==========   ==========

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 71

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

The following table presents quantitative information about principal balances, delinquencies and net credit losses for total loans owned or managed by TIAA:

                                                                       PRINCIPAL AMOUNT OF
                                                                      LOANS 60 DAYS OR MORE
                                    TOTAL PRINCIPAL AMOUNT OF LOANS         PAST DUE             NET CREDIT LOSS
                                    -------------------------------   ---------------------   ---------------------
                                                        AT DECEMBER 31,                          AT DECEMBER 31,
                                    -------------------------------------------------------   ---------------------
           TYPE OF LOAN                  2002             2001           2002        2001        2002        2001
           ------------             --------------   --------------   ----------   --------   ----------   --------
Bonds                                $102,298,471     $ 90,554,720    $1,036,626   $397,471   $1,199,226   $246,641
Mortgages                              24,639,366       23,477,201        82,780     12,190      107,989     25,882
                                     ------------     ------------    ----------   --------   ----------   --------
TOTAL LOANS MANAGED OR SECURITIZED    126,937,837      114,031,921    $1,119,406   $409,661   $1,307,215   $272,523
                                                                      ==========   ========   ==========   ========
Less:
  Loans securitized                     2,900,464        2,339,714
                                     ------------     ------------
LOANS HELD IN PORTFOLIO              $124,037,373     $111,692,207
                                     ============     ============

NOTE 6. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA using market information available as of December 31, 2002 and 2001, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative

B- 72 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

of the amounts TIAA could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                                         ESTIMATED
DECEMBER 31, 2002                                     NOTIONAL VALUE   CARRYING VALUE    FAIR VALUE
-----------------                                     --------------   --------------   ------------
Assets
  Bonds                                                                 $96,870,101     $101,982,024
  Mortgages                                                              23,968,793       26,675,433
  Common Stocks                                                           1,158,914        1,158,914
  Preferred Stocks                                                        1,025,412        1,043,444
  Cash and short-term investments                                         1,787,873        1,787,873
  Policy loans                                                              495,251          495,251
  Seed money investments                                                    837,392          837,392
Liabilities
  Teachers Personal Annuity-Fixed Account                                 2,044,779        2,044,779
Other Financial Instruments
  Foreign currency swap contracts                       $1,725,263          (49,504)          18,935
  Foreign currency forward swaps                           391,654          (29,578)         (25,711)
  Interest rate swap contracts                             681,355              618           23,290
  Swap options                                             198,600           (1,151)          (6,627)
  Interest rate cap contracts                              149,450              570              570
  Credit default swap contracts                            143,417               --           (3,171)

                                                                                          ESTIMATED
DECEMBER 31, 2001                                      NOTIONAL VALUE   CARRYING VALUE   FAIR VALUE
-----------------                                      --------------   --------------   -----------
Assets
  Bonds                                                                  $87,013,371     $88,538,926
  Mortgages                                                               22,815,136      23,981,263
  Common Stocks                                                            1,225,461       1,225,461
  Preferred Stocks                                                         1,019,611       1,023,314
  Cash and short-term investments                                          2,892,904       2,892,904
  Policy loans                                                               507,418         507,418
  Seed money investments                                                     325,569         325,569
Liabilities
  Teachers Personal Annuity-Fixed Account                                  1,739,230       1,739,230
Other Financial Instruments
  Foreign currency swap contracts                        $1,421,613          121,374         143,112
  Foreign currency forward swaps                            234,686            8,006          10,531
  Interest rate swap contracts                              565,855               --            (659)
  Swap options                                                   --               --              --
  Interest rate cap contracts                                75,650              474              70
  Credit default swap contracts                             130,000               --          (1,550)

BONDS: The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 73

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2002 and 2001 are as follows:

                                                           2002                        2001
                                                --------------------------   -------------------------
                                                 CARRYING      ESTIMATED      CARRYING      ESTIMATED
                                                   VALUE       FAIR VALUE       VALUE      FAIR VALUE
                                                -----------   ------------   -----------   -----------
Publicly traded bonds                           $65,453,501   $ 69,510,316   $55,673,764   $56,904,176
Privately placed bonds                           31,416,600     32,471,708    31,339,607    31,634,750
                                                -----------   ------------   -----------   -----------
  Total                                         $96,870,101   $101,982,024   $87,013,371   $88,538,926
                                                ===========   ============   ===========   ===========

MORTGAGES: The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

COMMON STOCKS, CASH AND SHORT-TERM INVESTMENTS, POLICY LOANS, AND SEED MONEY
INVESTMENTS: The carrying values are reasonable estimates of their fair values.

PREFERRED STOCKS: The fair values of preferred stocks are determined using quoted market prices or valuations from the NAIC.

TEACHERS PERSONAL ANNUITY -- FIXED ACCOUNT: The carrying values of the liabilities are reasonable estimates of their fair values.

FOREIGN CURRENCY SWAP CONTRACTS: The fair values of foreign currency swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the foreign currency swaps were liquidated at year-end. The fair values of foreign currency swap contracts are estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with values from TIAA's counterparties.

FOREIGN CURRENCY FORWARD CONTRACTS: The fair values of foreign currency forward contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the foreign currency forward contracts were liquidated at year-end. The fair values of the foreign currency forward contracts are estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with estimates from TIAA's counterparties.

INTEREST RATE SWAP CONTRACTS: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the interest rate swaps were liquidated at year-end. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA's counterparties.

SWAP OPTIONS: The fair values of swap options are the estimated amounts that TIAA would receive/(pay) if the swap options were liquidated at year-end. The fair values of the swap options are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

INTEREST RATE CAP CONTRACTS: The fair values of interest rate cap contracts, which are used for hedging purposes, are the estimated amounts that TIAA would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

CREDIT DEFAULT SWAP CONTRACTS: The fair values of credit default swap contracts, which are used for asset replication purposes, are the estimated amounts that TIAA would receive/(pay) if the credit default swap contracts were liquidated at year-end. The fair value of credit default swap contracts for hedging purposes represents the net present value of the expected differences between the future premium payments and the market credit spreads reflecting the default risk of the underlying asset. The fair values of credit default swap contracts are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions.

STOCK WARRANTS: The fair values of stock warrants represent the excess, if any, of the market values of the related stocks over the exercise prices associated with the stock warrants. The stock warrants have no carrying value.

B- 74 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

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Notes to Statutory -- Basis Financial Statements (amounts in thousands)  DECEMBER 31, 2002 -- (Continued)

COMMITMENTS TO EXTEND CREDIT OR PURCHASE INVESTMENTS: TIAA generally does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

INSURANCE AND ANNUITY CONTRACTS: TIAA's insurance and annuity contracts, other than the Teachers Personal Annuity -- Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

NOTE 7. OPERATING SUBSIDIARIES

TIAA's operating subsidiaries primarily consist of TIAA-CREF Enterprises, Inc., ("Enterprises") and TIAA Financial Services, LLC, ("TFS"), which are wholly-owned subsidiaries of TIAA. Enterprises consists of TIAA-CREF Life Insurance Company, Inc., ("TIAA-CREF Life"), Teachers Advisors, Inc., ("Advisors"), Teachers Personal Investors Services, ("TPIS"), TIAA-CREF Trust Company, FSB, ("Trust Company"), TIAA-CREF Tuition Financing, Inc., ("TFI"), and TCT Holdings, Inc., ("TCT"), which are wholly-owned subsidiaries of Enterprises. TFS consists of TIAA Global Markets, Inc., ("TGM"), TIAA Advisory Services, LLC, ("TAS"), and TIAA Realty Capital Management, LLC, ("TRCM").

At December 31, 2002 and 2001, the carrying values of TIAA's equity interests in unconsolidated subsidiaries, were approximately $377,800 and $214,200, respectively. Total assets, liabilities and net/(loss) of operating subsidiaries at December 31, 2002 and 2001, and for the years then ended, were approximately as follows:

                                                                2002         2001
                                                             ----------   ----------
Assets                                                       $3,240,453   $1,011,447
Liabilities                                                   2,876,479      792,235
Non-admitted assets/other adjustments                            13,863       (5,041)
                                                             ----------   ----------
Carrying value                                               $  377,837   $  214,171
                                                             ==========   ==========
Net /(loss)                                                  $  (51,858)  $  (59,625)
                                                             ==========   ==========

As of December 31, 2001, TIAA had an Adjustable Rate Payment-in-Kind Note Receivable from Enterprises in the principal amount plus accrued interest of $148,800. On August 1, 2002, TIAA made a capital contribution to Enterprises, and Enterprises simultaneously repaid the outstanding balance of the note (including accrued interest) of $197,800.

TIAA had a revolving line of credit extended to TGM, with an outstanding principal amount plus accrued interest of $66,500 at December 31, 2002.

TIAA had a net amount due from operating subsidiaries of $81,700 and $28,200, as of December 31, 2002 and 2001, respectively.

NOTE 8. SEPARATE ACCOUNTS

The TIAA Separate Account VA-1, ("VA-1"), is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, ("the Commission"), effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account, ("SIA"). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

The TIAA Real Estate Account, ("REA"), is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 70% and 95% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly traded securities to maintain adequate liquidity.

Other than the guarantees disclosed in Note 16, TIAA does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are generally carried at market value (directly held real estate is carried at appraised value).

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 75

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

NOTE 9. MUTUAL FUNDS

As of December 31, 2002 and 2001, TIAA's investment in the affiliated mutual funds described below was approximately $837,400 and $325,600, respectively. This amount is reported in the caption "other long term investments" in the accompanying balance sheet. Shares of the mutual funds are distributed by TPIS and investment advisory services are provided by Advisors.

     TIAA-CREF Mutual Funds, ("the Retail Funds"), consist of eleven investment funds which are offered to the general public. As of December 31, 2002, the Retail Funds had approximately $2,800,000 in net assets.

     TIAA-CREF Institutional Mutual Funds, ("the Institutional Funds"), a family of twenty-three funds, are currently used primarily as investment vehicles for the TFI tuition savings business and the Trust Company. As of December 31, 2002, the Institutional Funds had approximately $3,900,000 in net assets.

     TIAA-CREF Life Funds, ("the Life Funds"), a family of eight funds, are utilized by TIAA-CREF Life as funding vehicles for its variable annuity and variable insurance products. As of December 31, 2002, the Life Funds had approximately $297,700 in net assets.

NOTE 10. MANAGEMENT AGREEMENTS

Services necessary for the operation of College Retirement Equities Fund, ("CREF"), are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC, ("Investment Management"), and TIAA-CREF Individual & Institutional Services, Inc., ("Services"), which provide investment advisory, administrative and distribution services for CREF. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. Investment Management is registered with the Commission as an investment adviser; Services is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., ("NASD"). Investment Management and Services receive management fee payments from each CREF account on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to each account's actual expenses. Any differences between the actual expenses incurred and the management fees received are adjusted quarterly. Such fees and the equivalent allocated expenses, which amounted to approximately $568,300, $555,100, and $561,400 in 2002, 2001 and 2000, respectively, are not included in the statements of operations and had no effect on TIAA's operations.

Advisors provides investment advisory services for VA-1 in accordance with an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 in accordance with an Administrative Services Agreement with VA-1. TPIS distributes contracts for VA-1.

TIAA provides administrative services to the Trust Company, under an Administrative Services Agreement. Expense charges for administrative services provided by TIAA to the Trust Company are billed quarterly.

All services necessary for the operation of REA are provided, at cost, by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA and Services receive management fee payments from REA on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to REA's actual expenses. Any differences between actual expenses and daily charges are adjusted quarterly.

All services necessary for the operation of the New York State College Choice Tuition Savings Program are provided by TIAA in accordance with a Management Agreement between TIAA, the Comptroller of the State of New York and the New York Higher Education Services Corporation. TPIS distributes contracts for the Tuition Savings Program in accordance with a Distribution Agreement between TIAA and TPIS.

TIAA provides investment services for TIAA-CREF Life, in accordance with an Investment Management Agreement between TIAA and TIAA-CREF Life. Administrative services for TIAA-CREF Life are provided by TIAA in accordance with an Administrative Services Agreement between TIAA and TIAA-CREF Life.

B- 76 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

NOTE 11. FEDERAL INCOME TAXES

TIAA is a non-profit organization, and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code, ("Code"). Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The components of TIAA's net deferred tax asset were as follows:

                                                                 2002
                                                              ----------
Gross deferred tax assets                                     $4,115,184
Gross deferred tax liabilities                                     3,833
Deferred tax assets non-admitted                               3,274,669
Change in non-admitted deferred tax assets                    $3,274,669

TIAA's gross deferred tax assets were primarily attributable to differences between tax basis and statutory basis reserves, the provision for policyholder dividends payable in the following year, and net operating loss carryforwards. Gross deferred tax liabilities were primarily due to investment income due and accrued.

TIAA had no deferred tax liabilities that have not been recognized.

The components of TIAA's income taxes incurred and the change in deferred tax assets and liabilities were as follows:

                                                              FOR THE YEAR ENDED
                                                              DECEMBER 31, 2002
                                                              ------------------
Current tax/(benefit)                                              $(20,885)
Change in deferred tax assets                                       840,515
Change in deferred tax liabilities                                    3,833
                                                                   --------
Net change in deferred taxes                                       $836,682

TIAA was subject to the domestic federal statutory rate of 35%. TIAA's effective federal tax rate was (2.5%) for 2002, 3.3% for 2001 and 1.8% for 2000. The lower effective rate was attributable to differences between statutory income and taxable income, as is illustrated below:

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                           ---------------------------------
                                                             2002       2001         2000
                                                           --------   ---------   ----------
Net gain from operations                                    823,318   $ 816,314   $1,302,960
Statutory rate                                                   35%         35%          35%
                                                           --------   ---------   ----------
Tax at statutory rate                                      $288,161   $ 285,710   $  456,036
Market discount deferred                                    (63,876)    (41,877)     (28,067)
Dividends from subsidiaries                                 (49,675)    (18,749)    (112,167)
Prepayment premiums & mortgage writedowns                   (57,234)    (17,422)      (3,500)
Amortization of interest maintenance reserve                (30,539)    (22,903)     (53,637)
Differences between tax & statutory reserves                (19,332)     23,565       30,820
Net income from partnerships                                (16,325)     14,308       (9,996)
Adjustment to policyholder dividend liability                10,827      58,468       54,758
Alternative minimum tax                                          --      18,114       19,822
Effect of tax law change on prior year's tax                (18,114)         --           --
Other adjustments                                           (18,847)     35,232       15,238
Net operating loss carryforward utilized                    (45,901)   (307,662)    (345,259)
                                                           --------   ---------   ----------
Federal income tax expense/(benefit)                       $(20,855)  $  26,784   $   24,048
                                                           ========   =========   ==========

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 77

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

TIAA reported a tax loss for 2001, and expects to report a tax loss for 2002 as a result of net operating losses attributable to required increases in policy and contract reserves. These reserve increases will reverse over time, thereby increasing TIAA's taxable income in future years. As of December 31, 2002, TIAA had operating loss carryforwards of $4,000,000, as follows:

YEAR INCURRED   OPERATING LOSS   YEAR OF EXPIRATION
-------------   --------------   ------------------
    1998          $3,985,275            2013
    1999              38,827            2014

TIAA did not incur federal income taxes in the current or preceding years that are available for recoupment in the event of future net losses

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due from the subsidiaries for federal income taxes were $2,700 and $3,300 at December 31, 2002 and 2001, respectively.

NOTE 12. PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $35,100, $31,000, and $25,500 in 2002, 2001 and 2000,
respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The postretirement benefit obligation for retirees and fully eligible employees was approximately $44,900 at December 31, 2002. The postretirement benefit obligation for non-vested employees was approximately $49,700 at December 31, 2002. The unrecognized transition obligation was $7,800 and $8,600 at December 31, 2002 and 2001, respectively. The cost of such benefits reflected in the accompanying statements of operations was approximately $3,300, $3,300, and $2,900 for 2002, 2001 and 2000, respectively.
The discount rate used in determining the postretirement benefit obligations was 6.75% per year and the medical care cost trend rate was 9.0% per year in 2002, decreasing by 0.5%-1.0% in each future year, to an ultimate rate of 5.0% per year in 2008. As the plan is not pre-funded, the value of plan assets is zero. The accrued postretirement benefit liability was $39,500 and $35,000 as of December 31, 2002 and 2001, respectively.

The medical care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed medical care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2002 by approximately $7,000 and the eligibility cost and interest cost components of net periodic postretirement benefit expense for 2002 by approximately $1,100.

TIAA also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustee's or member's separation from the Board.

B- 78 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

NOTE 13. POLICY AND CONTRACT RESERVES

At December 31, 2002 and 2001, TIAA's general account annuity reserves are summarized as follows:

                                                             2002                         2001
                                                    -----------------------      -----------------------
                                                       AMOUNT       PERCENT         AMOUNT       PERCENT
                                                    ------------    -------      ------------    -------
Subject to discretionary withdrawal:
  At book value without adjustment                  $ 18,104,197      15.6%      $ 13,914,090      13.1%
  At market value                                             --        --                 --        --
Not subject to discretionary withdrawal               98,202,616      84.4         92,243,761      86.9
                                                    ------------     -----       ------------     -----
     Total annuity reserves                          116,306,813     100.0%       106,157,851     100.0%
                                                                     =====                        =====
Reconciliation to total policy & contract
  reserves shown on the balance sheet:
  Reserves on other life policies & contracts            405,404                      445,385
  Reserves on accident & health policies                 201,226                      760,230
                                                    ------------                 ------------
     Total policy and contract reserves             $116,913,443                 $107,363,466
                                                    ============                 ============

As of December 31, 2002, the reserve to cover premium deficiencies in certain group disability insurance blocks of business was approximately $1,900 on a gross basis. The reserve to cover future claims settlement expenses for the group disability business was approximately $23,000 on a gross basis. However, both of these reserves have been completely reinsured, and are therefore $0 on a net basis at December 31, 2002. TIAA continues to hold the additional long-term care insurance reserves in the amount of $10,000 that were established in accordance with regulatory actuarial asset and reserve adequacy requirements on December 31, 2001. On December 31, 2002, additional reserves in the amount of approximately $800 were established to cover premium deficiencies in the individual major medical block of business.

On January 1, 2001, in accordance with statutory accounting requirements, additional reserves in the amount of approximately $22,300 were established to cover premium deficiencies in certain group disability insurance blocks of business. At December 31, 2001, the reserve was approximately $10,000. In addition, at December 31, 2001, additional reserves amounting to approximately $22,000 were established to cover future claims settlement expenses for the group disability insurance business, and additional long-term care insurance reserves in the amount of $10,000 were established in accordance with regulatory actuarial asset and reserve adequacy requirements.

NOTE 14. REINSURANCE

TIAA entered into an indemnity reinsurance agreement dated October 1, 2002 with Standard Insurance Company, ("Standard"), to reinsure on a 100% coinsurance basis all the liabilities associated with its group life and group disability blocks of business. The agreement was approved by the Department on September 30, 2002. At closing Standard paid TIAA $75,000 as a ceding commission, and TIAA transferred cash equal to the liabilities of $723,100 to Standard. The ceding commission was recorded as an increase in surplus, net of direct expenses of $8,100 associated with the transaction pursuant to SSAP #61 -- Life, Deposit-Type and Accident and Health Reinsurance, SSAP #24 -- Discontinued Operations and Extraordinary Items, and Appendix 791 -- Life and Health Reinsurance Agreements. The net ceding commission of $66,900 will be amortized into income in subsequent periods.

NOTE 15. COMMERCIAL PAPER/LIQUIDITY FACILITY

TIAA began issuing commercial paper in May 1999 under a maximum authorized program of $2,000,000. TIAA had outstanding obligations at December 31, 2002 and 2001 of $100,600 and $0, respectively. Interest expense totaled approximately $26, $0, and $50,500 during 2002, 2001 and 2000, respectively. The interest rate on outstanding obligations was 1.35%. TIAA maintains a short-term revolving credit liquidity facility of approximately $1,000,000 to support the commercial paper program. This liquidity facility has not been utilized.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 79

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

NOTE 16. CONTINGENCIES AND GUARANTEES

SUBSIDIARY AND AFFILIATE GUARANTEES: TIAA guarantees the debt obligations of TGM. TGM aggregate debt obligations to third parties as of December 31, 2002 was $1,011,800. The carrying value of TGM's total assets at December 31, 2002, that can be used to satisfy TGM's obligations was $1,181,200.

TIAA has a financial support agreement with TIAA-CREF Life. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of capital and surplus of $250,000 or the amount of capital and surplus necessary to maintain TIAA-CREF Life's capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA-CREF Life's financial strength rating, at least the same as TIAA's ratings at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $10,000 additional capital contribution to TIAA-CREF Life during 2002 pursuant to this agreement. TIAA-CREF Life maintains a $100,000 unsecured credit facility arrangement with TIAA, a portion of which is on a committed basis. As of December 31, 2002, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps. In 2002, there were two drawdowns totaling $8,600 that were repaid by December 31, 2002.

TIAA also provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. TIAA provides a $1,000,000 uncommitted line of credit to CREF, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. Loans under this revolving credit facility have a maximum of 60 days and are made solely at the discretion of TIAA to fund shareholder redemption requests or other temporary or emergency needs of the Funds. It is the intent of TIAA and the Funds to use this facility as a supplemental liquidity facility, which would only be used after the Funds have exhausted the availability of its current $2,250,000, committed credit facility that it maintains with a group of banks.

SEPARATE ACCOUNT GUARANTEES: TIAA provides mortality and expense guarantees to the VA-1, for which it is compensated. TIAA guarantees that at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

TIAA provides mortality, expense and liquidity guarantees to the REA, and is compensated for these guarantees. TIAA guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. TIAA also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. TIAA provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA's general account will fund them by purchasing Accumulation Units. TIAA guarantees that participants will be able to redeem their Accumulation Units at their then current daily net asset value.

OTHER CONTINGENCIES AND GUARANTEES: Pursuant to a forward sale agreement with Lehman Brothers International, in connection with a future securitization transaction, TIAA is obligated to bear the pricing risk of the underlying warehoused securities and associated hedges entered into by Lehman Brothers, in the event that the proposed securitization transaction fails to close. TIAA also is entitled to earn the difference between the financing rate and the interest accrued on the warehoused securities during the warehousing period, known as the carry. TIAA anticipates that the transaction will close in early 2003. At December 31, 2002, the potential net loss on the related securities and hedges was $6,100 and $5,100, respectively. TIAA was also entitled to a warehouse carry amount of $2,200 as of December 31, 2002.

TIAA replicates investment grade corporate bonds in conjunction with US Treasury securities by writing credit default swaps to earn a premium by issuing insurance to the buyer of default protection. The fair value of credit default swaps at December 31, 2002 was ($4,100).

In the ordinary conduct of certain of its investment activities, TIAA provides standard indemnities covering a variety of potential exposures. For instance, TIAA provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions; and TIAA provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA, or its subsidiaries. It is the opinion of TIAA's management that such indemnities do not materially affect TIAA's financial position, results of operations or liquidity.

B- 80 STATEMENT OF ADDITIONAL INFORMATION -- TIAA Separate Account VA-1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

Subsequent to filing its annual statement with the Department, TIAA recorded an additional liability of $35,000 for the aggregate amount of various contingencies, which is reflected in these financial statements. It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, tax and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA's financial position or the results of its operations.

Unless specifically stated, TIAA is unable to determine the maximum potential future payments under the above stated guarantees and indemnifications.

NOTE 17. SUBSEQUENT EVENTS

In January 2003, TGM issued $1,250,000 of senior notes due in 2006-2008. This debt is rated AAA by Standard & Poor's Rating Services, Aaa by Moody's Investors Services, Inc., and AAA by Fitch Ratings, and is guaranteed by TIAA.

         TIAA Separate Account VA-1 -- STATEMENT OF ADDITIONAL INFORMATION B- 81